1940 Act No. 811-5511
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A
REGISTRATION STATEMENT (No. 33-20773)
 UNDER THE SECURITIES ACT OF 1933  [x]
 Pre-Effective Amendment No.             [ ]
 Post-Effective Amendment No.   25      [x]
and
REGISTRATION STATEMENT UNDER THE INVESTMENT
 COMPANY ACT OF 1940  [x]
 Amendment No.   25       [x]
Variable Insurance Products Fund II
(Exact Name of Registrant as Specified in Charter)
82 Devonshire St., Boston, MA  02109
(Address Of Principal Executive Office)
Registrant's Telephone Number, Including Area Code 617-563-7000 Arthur S. Loring, Secretary, 82 Devonshire St., Boston, MA 02109 (Name and Address of Agent for Service)
It is proposed that this filing will become effective
 ( ) Immediately upon filing pursuant to paragraph (b)
 (x) On October 31, 1997, pursuant to paragraph (b)
 ( ) 60 days after filing pursuant to paragraph (a)(1)
 ( ) On [   ], pursuant to paragraph (a)(1) of Rule 485
 ( ) 75 days after filing pursuant to paragraph (a)(2)
 ( ) On [       ] pursuant to paragraph (a)(2) of Rule 485
Registrant has filed a declaration pursuant to Rule 24f-2 under the Investment Company Act of 1940 and has filed the Notice required by such Rule on February 28, 1997.

VARIABLE INSURANCE PRODUCTS FUND II
CROSS REFERENCE SHEET
Form N-1A Item Number
Part A   Prospectus Caption

1  a,b  Cover Page
2  a,b,c  *
3  a  *
3  b  *
   c  Performance
   d  Cover Page and Performance
4  a(i)  Charter
   a(ii)  The Funds at a Glance; Investment Principals and Risks
    b,c  Who May Want to Invest; Investment Principals and      Risks
5  a  Charter
5  b(i)  FMR and Its Affiliates
   b(ii)(iii),c Cover Page; The Funds at a Glance; FMR and Its Affiliates; Breakdown of Expenses
   d  FMR and Its Affiliates; Breakdown of Expenses
   e  Breakdown of Expenses; Other Expenses
   f, g  Breakdown of Expenses
5A   Performance
6  a(i) (ii)  Charter; FMR and Its Affiliates; Transaction Details
   a(iii)  *
   b  FMR and Its Affiliates
   c,d  *
   e  Cover Page, Transaction Details
   f,g  Distributions and Taxes
7  a  Cover Page; Charter
   b(i),(ii)  Transaction Details
   b(iii,iv,v)  *
   c,d,e  *
   f  Other Expenses
8  a  Transaction Details
   b,c  *
   d  Transaction Details
9  *
_______________
*  Not Applicable


Please read this prospectus before investing, and keep it on file for future reference. It contains important information to help you decide if the goal of one or more of the funds matches your own.
To learn more about each fund and its investments, you can obtain a copy of the funds' most recent financial report and portfolio listing or a copy of the Statement of Additional Information (SAI) dated October 31, 1997. The SAI has been filed with the Securities and Exchange Commission (SEC) and is available along with other related materials on the SEC's Internet Web site (http://www.sec.gov). The SAI is incorporated herein by reference (legally forms a part of the prospectus). For a free copy of either document, call Fidelity at 1-800-544-2442.
Shares of each fund may be purchased only by the separate accounts of insurance companies, for the purpose of funding variable annuity and variable life insurance contracts. Particular funds may not be available in your state due to various insurance regulations. Please check with your insurance company for available funds. Inclusion in this Prospectus of a fund which is not available in your state is not to be considered a solicitation. Please read this Prospectus in conjunction with the prospectus of the separate account of the specific insurance product which accompanies this Prospectus and keep them on file for future reference.
LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE
NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE COMMISSION, NOR
HAS THE SECURITIES AND EXCHANGE
COMMISSION PASSED UPON THE ACCURACY OR
ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL
OFFENSE.
VIP/VIPII/VIPIII   SC    -PRO-1097
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
HIGH INCOME PORTFOLIO MAY INVEST WITHOUT LIMITATION IN LOWER-QUALITY DEBT SECURITIES, SOMETIMES CALLED "JUNK BONDS." INVESTORS SHOULD CONSIDER THAT THESE SECURITIES CARRY GREATER RISKS, SUCH AS THE RISK OF DEFAULT, THAN OTHER DEBT SECURITIES. REFER TO "INVESTMENT PRINCIPLES AND RISKS" ON PAGE FOR FURTHER INFORMATION.

VARIABLE
INSURANCE
PRODUCTS
FUNDS
SERVICE CLASS
Variable Insurance Products Fund, Variable Insurance Products Fund II and Variable Insurance Products Fund III (the Trusts) are designed to provide investment vehicles for variable annuity and variable life insurance contracts of various insurance companies. The Trusts
currently offer    Service Class shares of     the following funds:
INCOME FUND
High Income Portfolio
ASSET ALLOCATION FUNDS
Asset Manager Portfolio
Asset Manager: Growth Portfolio
GROWTH & INCOME AND GROWTH FUNDS
Balanced Portfolio
Equity-Income Portfolio
Growth & Income Portfolio
Growth Opportunities Portfolio
Contrafund Portfolio
Growth Portfolio
Overseas Portfolio
PROSPECTUS
OCTOBER 31, 1997(FIDELITY_LOGO_GRAPHIC) 82 DEVONSHIRE STREET, BOSTON,
MA 02109
   CONTENTS




   KEY FACTS                              THE FUNDS AT A GLANCE

                                          WHO MAY WANT TO INVEST

                                          PERFORMANCE

   THE FUNDS IN DETAIL                    CHARTER HOW EACH FUND IS ORGANIZED.

                                          INVESTMENT PRINCIPLES AND RISKS EACH FUND'S OVERALL
                                          APPROACH TO INVESTING.

                                          BREAKDOWN OF EXPENSES HOW OPERATING COSTS ARE
                                          CALCULATED AND WHAT THEY INCLUDE.

   ACCOUNT POLICIES                       DISTRIBUTIONS AND TAXES

                                          TRANSACTION DETAILS SHARE PRICE CALCULATIONS AND THE
                                          TIMING OF PURCHASES AND REDEMPTIONS.

   APPENDIX                               DESCRIPTION OF MOODY'S AND S&P'S CORPORATE BOND RATINGS.


KEY FACTS


THE FUNDS AT A GLANCE
The funds contained in this prospectus are designed to provide investment vehicles for variable annuity and variable life insurance contracts of various insurance companies.
MANAGEMENT: Fidelity Management & Research Company (FMR) is the management arm of Fidelity Investments, which was established in 1946
and is now America's largest mutual fund    manager.     Foreign
affiliates of FMR may help choose investments for some of the funds.
INCOME FUND
HIGH INCOME PORTFOLIO
GOAL: High current income.
STRATEGY: Invests mainly in high-yielding debt securities, with an emphasis on lower-quality securities.
SIZE: As of December 31, 1996, the fund had over $1.5 billion in assets.
ASSET ALLOCATION FUNDS
ASSET MANAGER PORTFOLIO
GOAL: High total return with reduced risk over the long-term.
STRATEGY: The fund diversifies across stocks, bonds, and short-term and money market instruments, both here and abroad, to pursue its goal. The fund has a neutral mix which represents the way the fund's investments will generally be allocated over the long-term. This mix will vary over short-term periods as fund management gradually adjusts the fund's holdings - within defined ranges - based on the current outlook for the different markets.
Neutral Mix
 Stocks 50%
(can range from
30-70%)
Row: 1, Col: 1, Value: 20.0
Row: 1, Col: 2, Value: 40.0
Row: 1, Col: 3, Value: 40.0
 Bonds 40%
(can range from 20-60%)
 Short-Term/Money Market 10%
(can range from 0-50%)
SIZE: As of December 31, 1996, the fund had over $3.6 billion in assets.
ASSET MANAGER: GROWTH PORTFOLIO
GOAL: Maximum total return over the long-term.
STRATEGY: The fund diversifies across stocks, bonds, and short-term and money market instruments, both here and abroad, to pursue its goal. The fund has a neutral mix which represents the way the fund's investments will generally be allocated over the long-term. This mix will vary over short-term periods as fund management gradually adjusts the fund's holdings - within defined ranges - based on the current outlook for the different markets.
Neutral Mix
 Stocks 70%
(can range from
50-100%)
Row: 1, Col: 1, Value: 5.0
Row: 1, Col: 2, Value: 65.0
Row: 1, Col: 3, Value: 30.0
 Bonds 25%
(can range from 0-50%)
 Short-Term/Money Market 5%
(can range from 0-50%)
SIZE: As of December 31, 1996, the fund had over $253 million in assets.
GROWTH & INCOME AND GROWTH FUNDS
BALANCED PORTFOLIO
(formerly known as Fidelity Advisor Annuity Income & Growth Fund)
GOAL: Both income and growth of capital.
STRATEGY: Invests in a diversified portfolio of equity and fixed-income securities.
SIZE: As of December 31, 1996, the fund had over $103 million in assets.
EQUITY-INCOME PORTFOLIO
GOAL: Reasonable income. The fund also considers the potential for capital appreciation (increase in the value of the fund's shares).
STRATEGY: Invests mainly in income-producing equity securities.
SIZE: As of December 31, 1996, the fund had over $6.9 billion in assets.
GROWTH & INCOME PORTFOLIO
GOAL: High total return through a combination of current income and capital appreciation.
STRATEGY: Invests mainly in equity securities of companies that pay current dividends and offer potential earnings growth.
SIZE: As of December 31, 1996, the fund had over $989 thousand in assets.
GROWTH OPPORTUNITIES PORTFOLIO
(formerly known as Fidelity Advisor Annuity Growth Opportunities Fund)
GOAL: Capital growth (increase in the value of the fund's shares).
STRATEGY: Invests primarily in common stocks and securities convertible into common stock.
SIZE: As of December 31, 1996, the fund had over $383 million in assets.
CONTRAFUND PORTFOLIO
GOAL: Capital appreciation (increase in the value of the fund's shares).
STRATEGY: Invests mainly in equity securities of companies that are undervalued or out-of-favor.
SIZE: As of December 31, 1996, the fund had over $2.3 billion in assets.
GROWTH PORTFOLIO
GOAL: Capital appreciation (increase in the value of the fund's shares).
STRATEGY: Invests mainly in common stocks, although its investments are not restricted to any one type of security.
SIZE: As of December 31, 1996, the fund had over $6.0 billion in assets.
OVERSEAS PORTFOLIO
GOAL: Long-term growth of capital.
STRATEGY: Invests mainly in equity securities outside of the U.S.
SIZE: As of December 31, 1996, the fund had over $1.6 billion in assets.
AS WITH ANY INVESTMENT OPTION, THERE IS NO ASSURANCE THAT A FUND WILL ACHIEVE ITS GOAL.
WHO MAY WANT TO INVEST
   The value of ea    ch fund's investments and, as applicable, the
income they generate will vary from day to day, and generally reflect changes in market conditions, interest rates, and other company, political, or economic news both here and abroad. In the short-term, stock prices can fluctuate dramatically in response to these factors. The securities of smaller, less well-known companies may be more volatile than those of larger companies. Over time, however, stocks have shown greater growth potential than other types of securities. Bond prices generally move in the opposite direction from interest rates. Investments in foreign securities may involve risks in addition to those of U.S. investments, including increased political and
   economic risk, as well as e    xposure to currency fluctuations.
When fund shares are redeemed, they may be worth more or less than their original cost. An investment in any one fund is not in itself a balanced investment plan.
Each fund is composed of multiple classes of shares. All classes of a fund have a common investment objective and investment portfolio. Each fund's Service Class shares are offered at net asset value and are subject to a 12b-1 fee. Each fund's original class of shares ("Initial Class" shares) are offered at net asset value and are not subject to a 12b-1 fee. Because Initial Class shares are not subject to a 12b-1 fee, Initial Class shares are expected to have a higher total return than Service Class shares (excluding charges and expenses attributable to any particular insurance product). You may obtain more information about Initial Class shares, which are not offered through this prospectus, from your insurance company or by calling Fidelity Distributors Corporation at 1-800-544-2442.
HIGH INCOME PORTFOLIO
The fund is designed for investors who want high current income with some potential for capital growth from a portfolio of lower-quality debt securities and income-producing equity securities. The fund may be appropriate for long-term, aggressive investors who understand the potential risks and rewards of investing in lower-quality debt, including defaulted securities. Investors must be willing to accept the fund's greater price movements and credit risks.
ASSET MANAGER AND ASSET MANAGER: GROWTH PORTFOLIOS
The funds may be appropriate for investors who want to diversify among domestic and foreign stocks, bonds, and short-term and money market instruments and other types of securities, in one fund. Asset Manager Portfolio spreads its assets among all three asset classes moderating both its risk and return potential. On the other hand, Asset Manager:
Growth Portfolio, while spreading its assets among all three asset classes, uses a more aggressive approach by focusing on stocks for a higher potential return. Because each fund owns different types of investments, its performance is affected by a variety of factors. The value of each fund's investments and the income they generate will vary from day to day, and generally reflect interest rates, market conditions, and other company, political and economic news. Performance also depends on FMR's skills in allocating assets. BALANCED PORTFOLIO
The fund may be appropriate for investors who are willing to ride out stock market fluctuations in pursuit of potentially high long-term returns. The fund is designed for investors who seek a combination of growth and income from equity and some bond investments.
EQUITY-INCOME PORTFOLIO
The fund may be appropriate for investors who are willing to ride out stock market fluctuations in pursuit of potentially high long-term returns. The fund is designed for those who want some income from equity and bond investments, but also want to be invested in the stock market for its long-term growth potential.
GROWTH & INCOME PORTFOLIO
The fund may be appropriate for investors who are willing to ride out stock market fluctuations in pursuit of potentially high long-term returns. The fund is designed for those who seek a combination of growth and income from equity and some bond investments.
GROWTH OPPORTUNITIES PORTFOLIO
The fund may be appropriate for investors who are willing to ride out stock market fluctuations in pursuit of potentially high long-term returns. The fund is designed for investors who want to be invested in the stock market for its long-term growth potential. The fund invests for growth and does not pursue income.
CONTRAFUND PORTFOLIO
The fund may be appropriate for investors who are willing to ride out stock market fluctuations in pursuit of potentially high long-term returns. The fund is designed for those who are looking for an investment approach that follows a contrarian philosophy. This approach focuses on companies that FMR believes are currently out of public favor but show potential for capital appreciation.
GROWTH PORTFOLIO
The fund may be appropriate for investors who are willing to ride out stock market fluctuations in pursuit of potentially high long-term returns. The fund is designed for those who want to pursue growth wherever it may arise, and who understand that this strategy often leads to investments in smaller, less well-known companies. The fund invests for growth and does not pursue an income strategy.
OVERSEAS PORTFOLIO
The fund may be appropriate for investors who want to pursue their investment goals in markets outside of the United States. By including international investments in your portfolio, you can achieve additional diversification and participate in growth opportunities around the world. However, it is important to note that investments in foreign securities involve risks in addition to those of U.S. investments.
In addition to general risks, international investing involves different or increased risks. The performance of international funds depends upon currency values, the political and regulatory environment, and overall economic factors in the countries in which the fund invests. See "INVESTMENT PRINCIPLES AND RISKS."

THE SPECTRUM OF FIDELITY
FUNDS
BROAD CATEGORIES OF FIDELITY FUNDS ARE PRESENTED
HERE IN ORDER OF ASCENDING RISK. GENERALLY,
INVESTORS SEEKING TO MAXIMIZE RETURN MUST
ASSUME GREATER RISK. THE FUNDS IN THIS PROSPECTUS
   FALL UNDER ONE OF THE FOLLOWING CATEGORI    ES
(EXCEPT THE MONEY MARKET CATEGORY).
(SOLID BULLET) MONEY MARKET SEEKS INCOME AND STABILITY BY
INVESTING IN HIGH-QUALITY, SHORT-TERM INVESTMENTS.
(SOLID BULLET) INCOME SEEKS INCOME BY INVESTING IN BONDS.
(SOLID BULLET) ASSET ALLOCATION SEEKS HIGH TOTAL RETURN WITH
REDUCED RISK THROUGH A MIX OF STOCKS, BONDS, AND
SHORT-TERM INSTRUMENTS.
(SOLID BULLET) GROWTH AND INCOME SEEKS LONG-TERM GROWTH
AND INCOME BY INVESTING IN STOCKS AND BONDS.
(SOLID BULLET) GROWTH SEEKS LONG-TERM GROWTH BY INVESTING
MAINLY IN STOCKS.
(CHECKMARK)
P   ERFORMANCE
M   utual fund performance is commonly measured as TOTAL RETURN and/or
YIELD.
   Each fund's fiscal year runs from January 1 through December 31. Service Class of each fund is expected to commence operations on or about November 3, 1997.

   Each fund's Service Class total returns for the periods ended June 30, 1997 shown in the table below are those of Initial Class, which does not have a 12b-1 fee. If Service Class's 12b-1 fee had been reflected, total returns would have been lower.


           AVERAGE ANNUAL TOTAL
        RETURN    (DAGGER)                 CUMULATIVE TOTAL RETURN    (DAGGER)

        PAST   PAST    PAST             PAST
        ONE    FIVE    10               SIX
        YEAR   YEARS   YEARS/           MONTHS         PAST ONE YEAR          PAST FIVE YEARS          PAST 10 YEARS/
                       LIFE OF FUND*
   LIFE OF FUND*

   HIGH INCOME - SERVICE
CLASS   14.47% 13.24%  11.48%           7.70%          14.47%                 86.25%                   196.43%

   ASSET MANAGER - SERVICE
CLASS   20.45% 12.43%  12.43%           11.20%         20.45%                 79.68%                   149.96%

   ASSET MANAGER: GROWTH - SERVICE
CLASS   25.51% N/A     23.29%           14.14%         25.51%                N/A                       68.55%

   BALANCED - SERVICE
CLASS   24.77% N/A     15.39%           14.05%         24.77%                N/A                       42.89%

   EQUITY-INCOME - SERVICE
CLASS   25.66% 20.09%  13.66%           16.39%         25.66%                 149.77%                  259.94%

   GROWTH & INCOME - SERVICE
CLASS   N/A    N/A     N/A              16.06%        N/A                    N/A                       14.90%

   GROWTH OPPORTUNITIES - SERVICE
CLASS   29.02% N/A     26.86%           15.45%         29.02%                N/A                       80.95%

   CONTRAFUND - SERVICE
CLASS   25.07% N/A     29.11%           11.63%         25.07%                N/A                       89.06%

   GROWTH - SERVICE
CLASS   17.92% 19.89%  14.33%           13.83%         17.92%                 147.66%                  281.48%

   OVERSEAS - SERVICE
CLASS   22.69% 11.30%  8.93%            16.44%         22.69%                 70.76%                   135.23%


   * LIFE OF FUND FIGURES ARE FROM COMMENCEMENT OF OPERATIONS - JANUARY 28, 1987 (OVERSEAS); SEPTEMBER 6, 1989 (ASSET MANAGER); JANUARY 3, 1995 (ASSET MANAGER: GROWTH, CONTRAFUND, BALANCED, AND GROWTH OPPORTUNITIES); AND DECEMBER 31, 1996 (GROWTH & INCOME) - THROUGH THE PERIOD ENDED JUNE 30, 1997.
(dagger) TOTAL RETURNS DO NOT INCLUDE CHARGES AND EXPENSES ATTRIBUTABLE TO ANY PARTICULAR INSURANCE PRODUCT. EXCLUDING THESE CHARGES AND EXPENSES HAS THE EFFECT OF INCREASING THE PERFORMANCE QUOTED.
   If FMR had not reimbursed certain fund expenses during certain of these periods, Service Class total returns would have been lower.
   A fund's total return and/or yield may be quoted in advertising in accordance with current law and interpretations thereof.
   EXPLANATION OF TERMS
       TOTAL RETURN    is the change in value of an investment over a
given period, assuming reinvestment of any dividends and capital gains. A CUMULATIVE TOTAL RETURN reflects actual performance over a stated period of time. An AVERAGE ANNUAL TOTAL RETURN is a hypothetical rate of return that, if achieved annually, would have produced the same cumulative total return if performance had been constant over the entire period. Average annual total returns smooth out variations in performance; they are not the same as actual year-by-year results. Average annual total returns covering periods of less than one year assume that performance will remain constant for the rest of the year.
       YIELD    refers to the income generated by an investment in a
fund over a given period of time, expressed as an annual percentage rate. Yields are calculated according to a standard that is required for all stock and bond funds. Because this differs from other accounting methods, the quoted yield may not equal the income actually paid to policyholders. This difference may be significant for funds whose investments are denominated in foreign currencies.
   In calculating yield, a fund may from time to time use a security's coupon rate instead of its yield to maturity in order to reflect the risk premium on that security. This practice will have the effect of reducing a fund's yield.
   Each class of each equity fund may quote its adjusted net asset value including all distributions paid. This value may be averaged over specified periods and may be used to calculate a class's moving average.
   The funds' recent strategies, performance, and holdings are detailed twice a year in financial reports, which are sent to all shareholders. For additional performance information, contact your insurance company for a free annual report.
       TOTAL RETURNS AND YIELDS QUOTED FOR A CLASS INCLUDE THE CLASS'S EXPENSES, BUT MAY NOT INCLUDE CHARGES AND EXPENSES ATTRIBUTABLE TO ANY PARTICULAR INSURANCE PRODUCT. BECAUSE SHARES OF THE FUNDS MAY BE PURCHASED ONLY THROUGH VARIABLE ANNUITY AND VARIABLE LIFE INSURANCE CONTRACTS, YOU SHOULD CAREFULLY REVIEW THE PROSPECTUS OF THE INSURANCE PRODUCT YOU HAVE CHOSEN FOR INFORMATION ON RELEVANT CHARGES AND
EXPENSES.    Excluding these charges from quotations of a class's
performance has the effect of increasing the performance quoted. You should bear in mind the effect of these charges when comparing a fund's performance to that of other mutual funds.
TOTAL RETURNS AND YIELDS ARE BASED ON PAST RESULTS AND ARE NOT AN INDICATION OF FUTURE PERFORMANCE.
THE FUNDS IN DETAIL


CHARTER
EACH FUND IS A MUTUAL FUND: an investment that pools shareholders' money and invests it toward a specified goal. High Income Portfolio, Equity-Income Portfolio, Growth Portfolio and Overseas Portfolio are diversified funds of Variable Insurance Products Fund (VIP); Asset Manager Portfolio, Asset Manager: Growth Portfolio and Contrafund Portfolio are diversified funds of Variable Insurance Products Fund II (VIP II); and Growth & Income Portfolio, Balanced Portfolio and Growth Opportunities Portfolio are diversified funds of Variable Insurance Products Fund III (VIP III). VIP, VIP II, and VIP III are open-end management investment companies organized as Massachusetts business trusts on November 13, 1981, March 21, 1988, and July 14, 1994, respectively. There is a remote possibility that one fund might become liable for a misstatement in the prospectus about another fund.
EACH FUND IS GOVERNED BY A BOARD OF TRUSTEES which is responsible for protecting the interests of shareholders. The trustees are experienced executives who meet periodically throughout the year to oversee the funds' activities, review contractual arrangements with companies that provide services to the funds, and review the funds' performance. The trustees serve as trustees for other Fidelity funds. The majority of trustees are not otherwise affiliated with Fidelity.
THE FUNDS MAY HOLD SPECIAL SHAREHOLDER MEETINGS AND MAIL PROXY MATERIALS. These meetings may be called to elect or remove trustees, change fundamental policies, approve a management contract, or for other purposes. Shareholders not attending these meetings are encouraged to vote by proxy. An insurance company issuing a variable contract that participates in the funds will vote shares held in its separate account as required by law and interpretations thereof, as may be amended or changed from time to time. In accordance with current law and interpretations thereof, a participating insurance company is required to request voting instructions from policyowners and must vote shares in the separate account in proportion to the voting instructions received. With respect to funds of VIP and VIP II, your insurance company is entitled to one vote for each share it owns. With respect to funds of VIP III, the number of votes your insurance company is entitled to is based upon the dollar value of its investment. For a further discussion, please refer to your insurance company's separate account prospectus.
Separate votes are taken by each class of shares, fund, or trust, if a matter affects just that class of shares, fund, or trust, respectively.
FMR AND ITS AFFILIATES
Fidelity Investments is one of the largest investment management organizations in the United States and has its principal business address at 82 Devonshire Street, Boston, Massachusetts 02109. It includes a number of different subsidiaries and divisions which provide a variety of financial services and products. The funds employ various Fidelity companies to perform activities required for their operation.
   The funds are managed by FMR, which handles the funds' busin    ess
affairs and, with the assistance of foreign affiliates for certain funds, chooses the funds' investments.
   (small solid bullet)     Fidelity Management & Research (U.K.) Inc.
(FMR U.K.), in London, England, serves as a sub-adviser for High Income, Asset Manager, Asset Manager: Growth, Balanced, Growth & Income, Growth Opportunities, Contrafund, and Overseas Portfolios.
   (small solid bullet)     Fidelity Management & Research (Far East)
Inc. (FMR Far East), in Tokyo, Japan, serves as a sub-adviser for High Income, Asset Manager, Asset Manager: Growth, Balanced, Growth & Income, Growth Opportunities, Contrafund, and Overseas Portfolios.
   (small solid bullet)     Fidelity International Investment Advisors
(FIIA), in Pembroke, Bermuda, serves as a sub-adviser for Overseas
Portfolio.
   (small solid bullet)     Fidelity International Investment Advisors
(U.K.) Limited (FIIA(U.K.)L), in London, England, serves as a sub-adviser for Overseas Portfolio.

FIDELITY FACTS
Fidelity offers the broadest selection of mutual
funds in the world.
(solid bullet) Number of Fidelity mutual funds: over    228
(solid bullet) Assets in Fidelity mutual funds: over $49   8
billion
(solid bullet) Number of shareholder accounts: ov   er 33
million
(solid bullet) Number of investment analysts and portfolio
managers: over    273

(checkmark)
Barry Coffman is Vice President and manager of VIP: High Income Portfolio, which he has managed since August 1990. He also co-manages several other Fidelity funds. Mr. Coffman joined Fidelity as an analyst in 1986.
Dick Habermann is Vice President and lead manager of VIP II: Asset Manager Portfolio and VIP II: Asset Manager: Growth Portfolio, both of which he has managed since March 1996. He also manages several other Fidelity funds. Previously, he was division head for international equities and director of international research from 1991 to 1996. Mr. Habermann joined Fidelity in 1968.
Charles Morrison is Vice President and manager of VIP II: Asset Manager Portfolio's and VIP II: Asset Manager: Growth Portfolio's fixed-income investments, which he has managed since February 1997. He also manages other Fidelity funds. Since joining Fidelity in 1987, Mr. Morrison has worked as an analyst and manager.
   Steve Snider is manager of the equity investments of VIP II: Asset Manager Portfolio and VIP II: Asset Manager: Growth Portfolio, positions he has held since October 1997. He also manages trust accounts for Fidelity Management Trust Company (FMTC). Mr. Snider joined Fidelity in 1992 as a quantitative analyst. Since then, he has worked as a manager and a Vice President for FMTC.
John Todd is Vice President of VIP II: Asset Manager Portfolio and VIP
II: Asset Manager: Growth Portfolio and manager of each fund's money market investments, which he has managed since December 1996. He also manages other Fidelity funds. Mr. Todd joined Fidelity as a portfolio manager in 1981.
Bettina Doulton is Vice President and lead manager of VIP III:
Balanced Portfolio, which she has managed since March 1996. She also manages other Fidelity funds. Since joining Fidelity in 1986, Ms. Doulton has worked as a research assistant, analyst, and manager.
   John Avery is associate manager of VIP III: Balanced Portfolio, which he has managed since September 1997. He also manages another Fidelity fund. Mr. Avery joined Fidelity as an analyst in 1995. Previously, he was an analyst for Putnam Investments from 1993 to 1994. Mr. Avery received his MBA from The Wharton School at the University of Pennsylvania in 1993.
   Kevin Grant is Vice President of VIP III: Balanced Portfolio and manager of its fixed-income investments since March 1996. He also manages several other Fidelity funds. Prior to joining Fidelity as a manager in 1993, Mr. Grant was a vice president and chief mortgage strategist at Morgan Stanley for three years.
Stephen Petersen is Vice President and manager of VIP: Equity-Income Portfolio, which he has managed since January 1997. He also manages other Fidelity funds. Since joining Fidelity in 1980, Mr. Petersen has worked as an analyst and manager.
Beth Terrana is Vice President and manager of VIP III: Growth & Income Portfolio, which she has managed since inception. She also manages other Fidelity funds. Since joining Fidelity in 1983, Ms. Terrana has worked as an analyst, portfolio assistant, and manager.
   George Vanderheiden is Vice President and manager of VIP III:
Growth Opportunities Portfolio, which he has managed since January 1995. He also manages several other Fidelity funds. Mr. Vanderheiden joined Fidelity in 1971; he has worked as a portfolio manager since 1980.
Will Danoff is Vice President and manager of VIP II: Contrafund Portfolio, which he has managed since January 1995. He also manages another Fidelity fund. Since joining Fidelity in 1986, Mr. Danoff has worked as an analyst and manager.
Jennifer Uhrig is Vice President and manager of VIP: Growth Portfolio, which she has managed since January 1997. She also manages another Fidelity fund. Since joining Fidelity in 1987, Ms. Uhrig has worked as an analyst and manager.
Richard Mace is Vice President and manager of VIP: Overseas Portfolio, which he has managed since March 1996. He also manages several other Fidelity funds. Since joining Fidelity in 1987, Mr. Mace has worked as an analyst and manager.
Each fund has an investment objective similar to that of an existing Fidelity fund. High Income Portfolio is most similar to Spartan High Income Fund; Equity-Income Portfolio is most similar to Fidelity Equity-Income Fund; Growth Portfolio is most similar to Fidelity Growth Company Fund; Overseas Portfolio is most similar to Fidelity Overseas Fund; Asset Manager Portfolio is most similar to Fidelity Asset Manager; Contrafund Portfolio is most similar to Fidelity Contrafund; Asset Manager: Growth Portfolio is most similar to Fidelity Asset Manager: Growth; Growth & Income Portfolio is most similar to Fidelity Growth & Income Portfolio; Balanced Portfolio is most similar to Fidelity Balanced Fund; and Growth Opportunities Portfolio is most similar to Fidelity Advisor Growth Opportunities Fund. The performance of a separate account investing in these funds is not expected to be the same as the performance of the corresponding fund due in part to dissimilarities in their investments. Various insurance-related costs at the insurance company's separate account will also affect performance.
Each fund sells its shares to separate accounts of insurance companies which are both affiliated and unaffiliated with FMR. Each fund currently does not foresee any disadvantages to policyowners arising out of the fact that each fund offers its shares to separate accounts of various insurance companies to serve as the investment medium for their variable products. Nevertheless, the Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise, and to determine what action, if any, should be taken in response to such conflicts. If such a conflict were to arise, one or more insurance companies' separate accounts might be required to withdraw its investments in one or more funds and shares of another fund may be substituted. This might force a fund to sell securities at disadvantageous prices. In addition, the Board of Trustees may refuse to sell shares of any fund to any separate account or may suspend or terminate the offering of shares of any fund if such action is required by law or regulatory authority or is in the best interests of the shareholders of the fund.
Fidelity investment personnel may invest in securities for their own accounts pursuant to a code of ethics that establishes procedures for personal investing and restricts certain transactions.
Fidelity Distributors Corporation (FDC) distributes and markets Fidelity's funds and services.
Fidelity Investments Institutional Operations Company, Inc. (FIIOC), 82 Devonshire Street, Boston, Massachusetts, performs transfer agent servicing functions for the Service Class of each fund.
FMR Corp. is the ultimate parent company of FMR, FMR U.K., and FMR Far East. Members of the Edward C. Johnson 3d family are the predominant owners of a class of shares of common stock representing approximately 49% of the voting power of FMR Corp. Under the Investment Company Act of 1940 (the 1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company; therefore, the Johnson family may be deemed under the 1940 Act to form a controlling group with respect to FMR Corp.
Fidelity International Limited (FIL) is the parent company of FIIA and FIIA(U.K.)L. The Johnson family group also owns, directly or indirectly, more than 25% of the voting common stock of FIL.
A broker-dealer may use a portion of the commissions paid by High Income and Asset Manager, respectively, to reduce expenses for those funds. FMR may use its broker-dealer affiliates and other firms that sell fund shares to carry out a fund's transactions, provided that the fund receives brokerage services and commission rates comparable to those of other broker-dealers.
INVESTMENT PRINCIPLES AND RISKS
The value of each fund's domestic and foreign investments varies in response to many factors. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate based on changes in interest rates, market conditions, other economic and political news, and on their quality and maturity. In general, bond prices rise when interest rates fall, and fall when interest rates rise. This effect is more pronounced for longer-term securities. Lower-quality securities offer higher yields, but also carry more risk.
Funds which invest in foreign securities have increased economic and political risks as they are exposed to events and factors in the various world markets. This is especially true for funds that invest in emerging markets. Also, because many of the funds' investments are denominated in foreign currencies, changes in the value of foreign currencies can significantly affect a fund's share price. FMR may use a variety of investment techniques to either increase or decrease a fund's investment exposure to any currency.
The total return from a bond includes both income and price gains or losses. In selecting investments for a bond fund, FMR considers a bond's expected income together with its potential for price gains or losses. While income is generally the most important component of bond returns over time, a bond fund's emphasis on income does not mean the fund invests only in the highest-yielding bonds available, or that it can avoid losses of principal.
FMR generally focuses on assembling a portfolio of bonds that it believes will provide the best balance between risk and return within the range of eligible investments for the fund. FMR's evaluation of a potential investment includes an analysis of the credit quality of the issuer, its structural features, its current price compared to FMR's estimate of its long-term value, and any short-term trading opportunities resulting from market inefficiencies.
FMR may use various investment techniques to hedge a portion of the funds' risks, but there is no guarantee that these strategies will work as FMR intends. It is important to note that neither the funds
nor their yields are guaranteed by the U.S. Government. When    fund
    shares    are redeemed    , they may be worth more or less than
their original cost.
FMR normally invests each fund's assets according to its investment
strategy. Ea   ch fund also reserves     the right to invest without
limitation in preferred stocks and investment-grade debt instruments for temporary, defensive purposes.
HIGH INCOME PORTFOLIO
The fund seeks high current income by investing primarily in all types of income-producing debt securities, preferred stocks, and convertible securities. FMR normally invests at least 65% of the fund's total assets in these securities. In choosing investments, the fund also considers growth of capital.
Although the fund has no limits on the quality and maturity of its investments, its strategy typically leads to longer-term, lower-quality, fixed-income securities. These domestic and foreign investments may present the risk of default or may be in default. If consistent with its investment objective, however, the fund can also invest in common stocks, other equity securities, and debt securities not currently paying interest but which are expected to do so in the future. Performance is also affected by individual company news. The success of the fund's investment strategy depends on FMR's analysis of a company's relative values and its potential for success in light of its current financial situation, its industry position, economic conditions, and interest rate trends.
ASSET MANAGER AND ASSET MANAGER: GROWTH PORTFOLIOS
Each fund seeks to achieve its investment objective by allocating its assets among stocks, bonds, and short-term and money market instruments and other instruments of U.S. and foreign issuers. Each fund, however, has a different objective and pursues its objective by investing within different asset allocation ranges.
ASSET MANAGER seeks high total return with reduced risk over the long-term.
ASSET MANAGER: GROWTH seeks to maximize total return over the long-term.
Each fund allocates its assets among the following classes, or types, of investments. The STOCK CLASS includes equity securities of all types. The BOND CLASS includes all varieties of fixed-income securities maturing in more than one year. The SHORT-TERM/MONEY MARKET CLASS includes all types of short-term and money market instruments. FMR may use its judgment to place a security in the most appropriate class based on its investment characteristics. Fixed-income securities may be classified in the bond or short-term/money market class according to interest rate sensitivity as well as maturity. The funds may also make other investments that do not fall within these classes. FMR has the ability to allocate each fund's assets within specified ranges. Each fund's NEUTRAL MIX represents the benchmark for its combination of investments in each asset class over time. FMR may change the neutral mix from time to time. The range and approximate neutral mix for each asset class are shown on page .
ASSET MANAGER
                              Range   Neutral mix
STOCK CLASS                   30-70%   50%
BOND CLASS                    20-60%   40%
SHORT-TERM/MONEY MARKET CLASS 0-50% 10%
Asset Manager's approach spreads the fund's assets among all three classes, moderating both the risk and return potential of stocks, bonds, and short-term and money market instruments.
ASSET MANAGER: GROWTH
                              Range   Neutral mix
STOCK CLASS                   50-100%  70%
BOND CLASS                    0-50%    25%
SHORT-TERM/MONEY MARKET CLASS 0-50%    5%
Asset Manager: Growth's more aggressive approach focuses on stocks for high potential returns. However, because the fund can invest in bonds and short-term instruments, its return may not be as high as a fund that invests only in stocks.
Although the funds seek to reduce their overall risk by diversifying among different types of investments, the funds aggressively invest in a wide variety of security types, including stocks and bonds issued in developed and developing countries and derivative transactions. Because the funds are subject to the risks of each investment type, the funds and their performance are affected by many factors.
In pursuit of each fund's objective, FMR will not try to pinpoint the precise moment when a major reallocation should be made. Instead, FMR regularly reviews each fund's allocation and makes changes gradually to favor investments that it believes will provide the most favorable outlook for achieving each fund's objective.
Each fund diversifies across investment types more than most mutual funds. No one mutual fund, however, can provide an appropriate balanced investment plan for all investors.
BALANCED PORTFOLIO
The fund seeks both income and growth of capital by investing in a diversified portfolio of equity and fixed-income securities with income, growth of income, and capital appreciation potential.
FMR manages the fund to maintain a balance between stocks and bonds. When FMR's outlook is neutral, it will invest approximately 60% of the fund's assets in stocks and other equity securities and the remainder in bonds and other fixed-income securities. FMR may vary from this target if it believes stocks or bonds offer more favorable opportunities, but will always invest at least 25% of the fund's total assets in fixed-income senior securities (including debt securities and preferred stock).
The fund invests in equity securities, convertible securities, common and preferred stocks, and fixed-income securities that provide income or opportunities for capital growth. The fund may buy securities that are not currently paying income but offer prospects for future income. The fund may invest in securities of foreign issuers. In selecting investments for the fund, FMR will consider such factors as the issuer's financial strength, its outlook for increased dividend or interest payments, and the potential for capital gains.
EQUITY-INCOME PORTFOLIO
The fund seeks reasonable income by investing primarily in income-producing equity securities. When choosing the fund's investments, FMR also considers the potential for capital appreciation. The fund seeks to achieve a yield that beats that of the S&P 500. FMR normally invests at least 65% of the fund's total assets in income-producing common or preferred stock. The remainder of the fund's assets will tend to be invested in debt obligations, many of which are expected to be convertible into common stock (if convertible securities present favorable investment opportunities). The fund has the flexibility, however, to invest the balance in all types of domestic and foreign securities, including bonds of varying quality. The fund does not expect to invest in debt securities of companies that do not have proven earnings or credit.
GROWTH & INCOME PORTFOLIO
The fund seeks high total return through a combination of current income and capital appreciation by investing mainly in equity securities. The fund expects to invest the majority of its assets in domestic and foreign equity securities, with a focus on those that pay current dividends and show potential earnings growth. However, the fund may buy debt securities as well as equity securities that are not currently paying dividends, but offer prospects for capital appreciation or future income.
GROWTH OPPORTUNITIES PORTFOLIO
The fund seeks to provide capital growth by investing primarily in common stocks and securities convertible into common stocks.
The fund, under normal conditions, will invest at least 65% of its total assets in securities of companies that FMR believes have long-term growth potential. Although the fund invests primarily in common stock and securities convertible into common stock, it has the ability to purchase other securities, such as preferred stock and bonds, that may produce capital growth. The fund may invest in foreign securities without limitation.
CONTRAFUND PORTFOLIO
The fund seeks capital appreciation by investing mainly in equity securities of companies that FMR believes to be undervalued due to an overly pessimistic appraisal by the public. The fund usually invests primarily in common stock and securities convertible into common stock, but it has the flexibility to invest in any type of security that may produce capital appreciation.
The fund's strategy can lead to investments in small and medium-sized companies, which carry more risk than larger ones. Generally, these companies, especially small sized ones, rely on limited product lines and markets, financial resources, or other factors. This may make them more susceptible to setbacks or downturns.
In pursuit of the fund's goal, FMR looks for companies with the following characteristics:
(small solid bullet) unpopular, but improvements seem possible due to developments such as a change in management, a new product line, or an improved balance sheet,
(small solid bullet) recently popular, but temporarily out of favor due to short-term or one-time factors, or
(small solid bullet) undervalued compared to other companies in the same industry.
GROWTH PORTFOLIO
The fund seeks capital appreciation by investing primarily in common stocks. The fund however, is not restricted to any one type of security and may pursue capital appreciation through the purchase of bonds and preferred stocks. The fund does not place any emphasis on dividend income from its investments, except when FMR believes this income will have a favorable influence on the market value of the security.
Growth may be measured by factors such as earnings or gross sales. In selecting investments for the fund, FMR will tend to focus on smaller, lesser known companies in new and emerging areas of the economy. However, FMR may also pursue growth in larger or revitalized companies that hold a strong position in the market. These may be found in mature or declining industries.
Companies with strong growth potential often have new products, technologies, distribution channels, or other opportunities. As a general rule, these domestic and foreign companies tend to be small and mid-sized companies that have higher than average price/earnings (P/E) ratios. A high P/E ratio means that the stock is more expensive than average relative to the company's earnings. The market prices of these stocks may be particularly sensitive to economic, market, or company news.
OVERSEAS PORTFOLIO
The fund seeks long-term growth of capital by investing primarily in securities of issuers whose principal activities are outside of the U.S. FMR normally invests at least 65% of the fund's total assets in securities of issuers from at least three different countries outside of North America (the U.S., Canada, Mexico, and Central America). The fund expects to invest a majority of its assets in equity securities, but may also invest in debt securities of any quality. The fund invests in securities of both developed and emerging markets.
The fund may invest in the securities of any issuer, including companies and other business organizations as well as governments and government agencies. The fund, however, will tend to focus on the equity securities of both large and small companies. The fund may invest in short-term debt securities and money market instruments for cash management purposes. FMR may also use various investment techniques to hedge a portion of the fund's risks, but there is no guarantee that these strategies will work as FMR intends.
The fund's focus on international investing involves increased or additional risks compared to funds which invest primarily in domestic equity securities. International funds have increased economic and political risks as they are exposed to events and factors in the various world markets. This is especially true for emerging markets. Also, because many of the fund's investments are denominated in foreign currencies, changes in the value of foreign currencies can significantly affect the fund's share price. FMR may use a variety of techniques to either increase or decrease the fund's exposure to any currency.
FMR determines where an issuer or its principal business is located by looking at such factors as its country of organization, the primary trading market for its securities, and the location of its assets, personnel, sales, and earnings. When allocating the fund's investments among countries and regions, FMR considers such factors as the potential for economic growth, expected levels of inflation, governmental policies, and the outlook for currency relationships. SECURITIES AND INVESTMENT PRACTICES
The following pages contain more detailed information about types of instruments in which a fund may invest, strategies FMR may employ in pursuit of a fund's investment objective, and a summary of related risks. Any restrictions listed supplement those discussed earlier in this section. A complete listing of each fund's limitations and more detailed information about each fund's investments are contained in the funds' SAI. Policies and limitations are considered at the time of purchase; the sale of instruments is not required in the event of a subsequent change in circumstances.
FMR may not buy all of these instruments or use all of these techniques unless it believes that they are consistent with a fund's investment objective and policies and that doing so will help a fund achieve its goal. Fund holdings and recent investment strategies are described in each fund's financial reports, which are sent to shareholders twice a year. For a free SAI or financial report, contact your insurance company.
EQUITY SECURITIES may include common stocks, preferred stocks, convertible securities, and warrants. For Asset Manager and Asset
Manager: Growth, some preferred stocks and convertible securities may be included in the bond class. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.
RESTRICTIONS: With respect to 75% of its total assets, each fund may not purchase more than 10% of the outstanding voting securities of any issuer.
High Income may invest up to 20% of its total assets in common stocks and other equity securities.
DEBT SECURITIES. Bonds and other debt instruments are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable, or floating rate of interest, and must repay the amount borrowed at maturity. Other debt securities, such as zero coupon bonds, do not pay interest, but are sold at a discount from their face values.
Debt securities, loans, and other direct debt have varying levels of sensitivity to changes in interest rates and varying degrees of quality. Longer-term bonds and zero coupon bonds are generally more sensitive to interest rate changes than short-term bonds. Lower-quality debt securities (sometimes called "junk bonds") are considered to have speculative characteristics and involve greater risk of default or price changes due to changes in the issuer's creditworthiness, or they may already be in default. The market prices of these securities may fluctuate more than higher-quality securities and may decline significantly in periods of general economic difficulty.
The    following     table provides a summary of ratings assigned to
debt holdings (not including money market instruments) in certain of the funds' portfolios. These figures are dollar-weighted averages of month-end portfolio holdings during the fiscal year ended December 31, 1996, and are presented as a percentage of total security investments. These percentages are historical and do not necessarily indicate a fund's current or future debt holdings.
FISCAL 1996 DEBT HOLDINGS, BY RATING

                  MOODY'S
                  INVESTORS SERVICE                                  STANDARD & POOR'S
                  (as a % of investments)                            (as a % of investments)

          Rating Average                                      Rating  Average

INVESTMENT       High   Asset   Asset  Bal   Equity- Growth Over      High   Asset   Asset  Bal    Equity- Growth Over
                                Mgr:                                                 Mgr:
GRADE            Income Manager Growth anced Income  Opps   seas      Income Manager Growth anced  Income  Opps   seas
Highest
quality     Aaa  1.43%  25.46%  12.37% 23.77% 1.28%  15.47% 0.00% AAA 1.43%  25.31%  12.40% 23.33% 1.28%   15.47% 0.00%

High
quality      Aa  0.00%  0.57%   0.19%  0.52%  0.43%  0.00%  0.22%  AA 0.00%  0.34%   0.03%  0.52%  0.43%   0.00%  0.00%

Upper-medium
grade         A  0.00%  1.87%   0.79%  2.77%  0.63%  0.00%  0.00%   A 0.00%  1.71%   0.65%  2.41%  0.21%   0.00%  0.22%

Medium
grade       Baa  0.00%  2.02%   0.72%  3.28%  1.10%  0.00%  0.00% BBB 0.00%  2.69%   1.13%  4.00%  1.73%   0.00%  0.00

LOWER QUALITY
Moderately
speculative  Ba  4.60%  0.96%   1.01%  0.72%  0.47%  0.00%  0.00%  BB 12.03% 1.06%   1.19%  0.59%  0.78%   0.00%  0.05%

Speculative   B  49.30% 2.52%   2.97%  1.83%  2.82%  0.00%  0.07%   B 47.15% 1.77%   2.57%  1.55%  1.95%   0.00%  0.00%

Highly
speculative Caa  9.68%  0.10%   0.17%  0.15%  0.00%  0.00%  0.00% CCC 4.24%  0.18%   0.28%  0.10%  0.02%   0.00%  0.00%

Poor
quality      Ca                                                    CC

Lowest quality,
no interest   C  0.11%  0.00%   0.00%  0.00%  0.00%  0.00%  0.00%   C 0.00%  0.00%   0.00%  0.00%  0.00%   0.00%  0.00%

In default, in
arrears      --  --     --      --     --     --     --     --      D 0.04%  0.00%   0.00%  0.00%  0.00%   0.00%  0.00%

                 65.12% 33.50%  18.22% 33.04% 6.73%  15.47% 0.29%     64.89% 33.06%  18.25% 32.50% 6.40%   15.47% 0.27%

EACH FUND DOES NOT NECESSARILY RELY ON THE RATINGS OF MOODY'S AND S&P TO DETERMINE COMPLIANCE WITH ITS DEBT QUALITY POLICY. REFER TO THE APPENDIX FOR A MORE COMPLETE DISCUSSION OF THESE RATINGS.
SECURITIES NOT RATED BY MOODY'S OR S&P AMOUNTED TO 4.41% FOR HIGH INCOME, 1.23% FOR ASSET MANAGER, 0.70% FOR ASSET MANAGER: GROWTH, 0.32% FOR BALANCED, 0.35% FOR EQUITY-INCOME,
0.00% FOR GROWTH OPPORTUNITIES, AND 0.00% FOR OVERSEAS. THESE PERCENTAGES MAY INCLUDE SECURITIES RATED BY OTHER NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATIONS, AS WELL AS UNRATED SECURITIES.
FMR HAS DETERMINED THAT UNRATED SECURITIES THAT ARE LOWER QUALITY ACCOUNT FOR 4.41% FOR HIGH INCOME, 1.16% FOR ASSET MANAGER, 0.69% FOR ASSET MANAGER: GROWTH, 0.32% FOR BALANCED, 0.35% FOR
EQUITY-INCOME, 0.00% FOR GROWTH OPPORTUNITIES, AND 0.00% FOR OVERSEAS. FOR FOREIGN GOVERNMENT OBLIGATIONS NOT INDIVIDUALLY RATED BY A NATIONALLY RECOGNIZED STATISTICAL RATING ORGANIZATION, FMR ASSIGNS
A RATING BASED ON THE RATING OF THE SOVEREIGN CREDIT OF THE ISSUING
GOVERNMENT.
RESTRICTIONS:    For Asset Manager, Asset Manager: Growth, Balanced,
Equity-Income, Growth & Income, Growth Opportunities, Contrafund,
Growth, and Overseas Portfolios,     purchase of a debt security is
consistent with    a fund's     debt quality polic   y     if it is
rated at or above the stated level by    Moody's Investors Service,
Inc. (Moody's)     or rated in the equivalent categories by
Standard & Poor's (S&P),     or is unrated but judged to be of
equivalent quality by FMR. Growth and Contrafund Portfolios each currently limits its investment in lower than Baa-quality debt securities to 5% of its assets; Equity-Income, Asset Manager: Growth, Overseas, Growth & Income, Balanced, and Growth Opportunities Portfolios each currently limits its investment in lower than Baa-quality debt securities to less than 35% of its assets; and Asset Manager Portfolio limits its investment in lower than Baa-quality debt securities to less than 35% of its assets but currently intends to limit its investment in lower than Baa-quality debt securities, as determined by FMR, to 20% of its total assets.
MONEY MARKET SECURITIES are high-quality, short-term obligations issued by the U.S. government and other entities. These securities may carry fixed, variable, or floating interest rates.
U.S. GOVERNMENT SECURITIES are high-quality debt instruments issued or guaranteed by the U.S. Treasury or by an agency or instrumentality of the U.S. Government. Not all U.S. Government securities are backed by the full faith and credit of the United States. For example, U.S. Government securities such as those issued by the Federal National Mortgage Association are supported by the instrumentality's right to borrow money from the U.S. Treasury under certain circumstances. Other U.S. Government securities such as those issued by the Federal Farm Credit Banks Funding Corporation are supported only by the credit of the entity that issued them.
CREDIT AND LIQUIDITY SUPPORT. Issuers may employ various forms of credit enhancement, including letters of credit, guarantees, puts and other demand features, and insurance provided by entities such as banks and other financial institutions. These arrangements expose a fund to the credit risk of the entity providing the credit or liquidity support. Changes in the credit quality of the provider could affect the value of the security and a fund's share price.
EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve additional risks and considerations. These include risks relating to political or economic conditions in foreign countries, fluctuations in foreign currencies, withholding or other taxes, operational risks, increased regulatory burdens, and the potentially less stringent investor protection and disclosure standards of foreign markets. Additionally, governmental issuers of foreign debt securities may be unwilling to repay principal and interest when due, and may require that the conditions for payment be renegotiated. All of these factors can make foreign investments, especially those in developing countries, more volatile than U.S. investments.
RESTRICTIONS: FMR limits the amount of each of High Income,
Equity-Income, Growth   , and     Asset Manager Portfolios' assets
that may be invested in foreign securities to 50%. However, pursuant
to certain state insurance regulations, each    such     fund    and
each of     Overseas, Asset Manager: Growth   , Balanced, Growth
Opportunities,     and Contrafund Portfolios may not invest more than
20% of its assets in any one foreign country. Each    of these
fund   s     may have an additional 15% invested in securities of
issuers located in any one (but only one) of the following countries:
Australia, Canada, France, Japan, the United Kingdom or Germany. EXPOSURE TO EMERGING MARKETS. Investing in emerging markets involves risks in addition to those generally associated with foreign investing. The extent of economic development, political instability, and market depth varies widely in comparison to more developed markets. Emerging market economies may be subject to greater social, economic, and political uncertainties or may be based on only a few industries. All of these factors can make emerging market securities more volatile and less liquid than domestic securities.
AMERICAN DEPOSITARY RECEIPTS AND EUROPEAN DEPOSITARY RECEIPTS (ADRS AND EDRS) are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in U.S. and European securities markets, respectively, ADRs and EDRs are alternatives to the purchase of the underlying securities in their national markets and currencies. ASSET-BACKED SECURITIES include interests in pools of the following: purchase contracts, financing leases, or sales agreements entered into by municipalities; lower-rated debt securities; or consumer loans. The value of these securities may be significantly affected by changes in interest rates, the market's perception of issuers, and the creditworthiness of the parties involved. Certain asset-backed securities rely on continued payments by a municipality, and may also be subject to prepayment risk.
MORTGAGE SECURITIES are interests in pools of commercial or residential mortgages, and may include complex instruments such as collateralized mortgage obligations and stripped mortgage-backed securities. Mortgage securities may be issued by agencies or instrumentalities of the U.S. government or by private entities.
The price of a mortgage security may be significantly affected by changes in interest rates. Some mortgage securities may have a structure that makes their reaction to interest rates and other factors difficult to predict, making their price highly volatile. Also, mortgage securities, especially stripped mortgage-backed securities, are subject to prepayment risk. Securities subject to prepayment risk generally offer less potential for gains during a declining interest rate environment, and similar or greater potential for loss in a rising interest rate environment.
VARIABLE AND FLOATING RATE SECURITIES have interest rates that are periodically adjusted either at specific intervals or whenever a benchmark rate changes. These interest rate adjustments are designed to help stabilize the security's price.
STRIPPED SECURITIES are the separate income or principal components of a debt security. Their risks are similar to those of other debt securities, although they may be more volatile, and the value of certain types of stripped securities may move in the same direction as interest rates.
REPURCHASE AGREEMENTS. In a repurchase agreement, a fund buys a security at one price and simultaneously agrees to sell it back at a higher price. Delays or losses could result if the other party to the agreement defaults or becomes insolvent.
FOREIGN REPURCHASE AGREEMENTS may be less well secured than U.S. repurchase agreements, and may be denominated in foreign currencies. They also may involve greater risk of loss if the counterparty defaults. Some counterparties in these transactions may be less creditworthy than those in the U.S. markets.
REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund temporarily transfers possession of a portfolio instrument to another party in return for cash. This could increase the risk of fluctuation in the fund's yield or in the market value of its assets. PUT FEATURES entitle the holder to put (sell back) a security to the issuer or another party. In exchange for this benefit, a fund may accept a lower interest rate. The credit quality of the investment may be affected by the creditworthiness of the put provider. Demand features and standby commitments are types of put features.
REAL ESTATE-RELATED INSTRUMENTS include real estate investment trusts, commercial and residential mortgage-backed securities, and real estate financings. Real estate-related instruments are sensitive to factors such as changes in real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.
ADJUSTING INVESTMENT EXPOSURE. A fund can use various techniques to increase or decrease its exposure to changing security prices, interest rates, currency exchange rates, commodity prices, or other factors that affect security values. These techniques may involve derivative transactions such as buying and selling options and futures contracts, entering into currency exchange contracts or swap agreements, purchasing indexed securities, and selling securities short.
FMR can use these practices to adjust the risk and return
characteristics of a fund's portfolio of investments   .     If FMR
judges market conditions incorrectly or employs a strategy that does not correlate well with a fund's investments, these techniques could result in a loss, regardless of whether the intent was to reduce risk or increase return. These techniques may increase the volatility of a fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised.
DIRECT DEBT. Loans and other direct debt instruments are interests in amounts owed to another party by a company, government, or other borrower. They have additional risks beyond conventional debt securities because they may entail less legal protection for a fund, or there may be a requirement that the fund supply additional cash to a borrower on demand.
ILLIQUID AND RESTRICTED SECURITIES. Some investments may be determined by FMR, under the supervision of the Board of Trustees, to be illiquid, which means that they may be difficult to sell promptly at an acceptable price. The sale of some illiquid securities and some other securities may be subject to legal restrictions. Difficulty in selling securities may result in a loss or may be costly to a fund.
RESTRICTIONS: Asset Manager, Asset Manager: Growth, Balanced, Equity-Income, Growth & Income, Growth Opportunities, Contrafund, and Growth Portfolios each may not purchase a security if, as a result, more than 10% of its assets would be invested in illiquid securities. High Income and Overseas Portfolios each may not purchase a security if, as a result, more than 15% of its assets would be invested in illiquid securities.
WARRANTS are instruments which entitle the holder to buy underlying equity securities at a specific price for a specific period of time. A warrant tends to be more volatile than its underlying securities and ceases to have value if it is not exercised prior to its expiration date. In addition, changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying securities.
WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS are trading practices in which payment and delivery for the securities take place at a future date. The market value of a security could change during this period. FINANCIAL SERVICES INDUSTRY. Companies in the financial services industry are subject to various risks related to that industry, such as government regulation, changes in interest rates, and exposure on loans, including loans to foreign borrowers. If a fund invests substantially in this industry, its performance may be affected by conditions affecting the industry.
DIVERSIFICATION. Diversifying a fund's investment portfolio can reduce the risks of investing. This may include limiting the amount of money invested in any one issuer or, on a broader scale, in any one industry.
RESTRICTIONS:    With respect to 75% of its total assets, each fund
may not purchase a security if, as a result, more than 5% would be invested in the securities of any issuer. This limitation does not apply to U.S. government securities.
   Each fund may not invest more than 25% of its total assets in any one industry. This limitation does not apply to U.S. government securities.
BORROWING. Each fund may borrow from banks or from other funds advised by FMR, or through reverse repurchase agreements. If a fund borrows money, its share price may be subject to greater fluctuation until the borrowing is paid off. If a fund makes additional investments while borrowings are outstanding, this may be considered a form of leverage.
RESTRICTIONS: Each fund may borrow only for temporary or emergency purposes, but not in an amount exceeding 25% of its assets.
LENDING securities to broker-dealers and institutions, including Fidelity Brokerage Services, Inc. (FBSI), an affiliate of FMR, is a means of earning income. This practice could result in a loss or a delay in recovering a fund's securities. A fund may also lend money to other funds advised by FMR.
RESTRICTIONS: Loans, in the aggregate, may not exceed 331/3% of a fund's total assets.
OTHER INSTRUMENTS may include depositary receipts, rights, and securities of closed-end investment companies.
CASH MANAGEMENT. A fund may invest in money market securities, in repurchase agreements, and in a money market fund available only to funds and accounts managed by FMR or its affiliates, whose goal is to seek a high level of current income while maintaining a stable $1.00 share price. A major change in interest rates or a default on the money market fund's investment could cause its share price to change. INTERNAL REVENUE SERVICE (IRS) LIMITATIONS. In addition to the above, each fund also follows certain limitations imposed by the IRS on separate accounts of insurance companies relating to the tax-deferred status of variable contracts. More specific information may be contained in your insurance company's separate account prospectus. FUNDAMENTAL INVESTMENT POLICIES AND RESTRICTIONS
Some of the policies and restrictions discussed on the preceding pages are fundamental, that is, subject to change only by shareholder approval. The following paragraphs restate all those that are fundamental. All policies stated throughout this prospectus, other than those identified in the following paragraphs, can be changed without shareholder approval.
HIGH INCOME PORTFOLIO seeks a high level of current income by investing primarily in high yielding, fixed-income securities, while also considering growth of capital.
ASSET MANAGER PORTFOLIO seeks to obtain high total return with reduced risk over the long-term by allocating its assets among stocks, bonds, and short-term instruments.
ASSET MANAGER: GROWTH PORTFOLIO seeks to maximize total return by allocating its assets among stocks, bonds, short-term instruments, and other investments.
BALANCED PORTFOLIO seeks high total return through a combination of current income and capital appreciation.
EQUITY-INCOME PORTFOLIO seeks reasonable income by investing primarily in income-producing equity securities. In choosing these securities, the fund will also consider the potential for capital appreciation. The fund's goal is to achieve a yield which exceeds the composite yield on the securities comprising the Standard & Poor's Composite Index of 500 Stocks (S&P 500).
GROWTH & INCOME PORTFOLIO seeks high total return through a combination of current income and capital appreciation.
GROWTH OPPORTUNITIES PORTFOLIO seeks to provide capital growth through investing in common stocks and securities convertible into common stocks.
CONTRAFUND PORTFOLIO seeks long-term capital appreciation.
GROWTH PORTFOLIO seeks to achieve capital appreciation.
OVERSEAS PORTFOLIO seeks long-term growth of capital primarily through investments in foreign securities.
EACH FUND, with respect to 75% of its total assets, may not invest more than 5% of its total assets in any one issuer and may not own more than 10% of the outstanding voting securities of a single issuer. Each fund may not invest more than 25% of its total assets in any one industry.
Loans, in the aggregate, may not exceed 33% of a fund's total assets. BREAKDOWN OF EXPENSES
Like all mutual funds, the funds pay fees related to their daily operations. Expenses paid out of a fund's assets are reflected in its share price.
Each fund pays a MANAGEMENT FEE to FMR for managing its investments and business affairs. FMR in turn pays fees to affiliates who provide assistance with these services for High Income, Asset Manager, Asset
Manager: Growth, Balanced, Growth & Income, Growth Opportunities, Contrafund, and Overseas Portfolios. Each fund also pays OTHER EXPENSES, which are explained on page .
FMR may, from time to time, agree to reimburse a fund for management fees and other expenses above a specified limit. FMR retains the ability to be repaid by a fund if expenses fall below the specified limit prior to the end of the fiscal year. Reimbursement arrangements, which may be terminated at any time without notice, can decrease a fund's expenses and boost its performance.
MANAGEMENT FEE
EACH FUND'S MANAGEMENT FEE is calculated and paid to FMR every month. The fee for each fund is calculated by adding a GROUP FEE rate to an INDIVIDUAL FUND FEE rate, and multiplying the result by the fund's average net assets.
THE GROUP FEE RATE is based on the average net assets of all the mutual funds advised by FMR. This rate cannot rise above 0.5200%
for Asset Manager, Asset Manager: Growth, Balanced, Equity-Income, Growth & Income, Growth Opportunities, Contrafund, Growth, and
Overseas     Portfolios   ,     and 0.3700% for High Income Portfolio,
and it drops as total assets under management increase.
For December 1996, the group fee rate was 0.3021% for Asset Manager, Asset Manager: Growth, Balanced, Equity-Income, Growth & Income, Growth Opportunities, Contrafund, Growth, and Overseas Portfolios, and 0.1425% for High Income Portfolio.
The funds' individual fund fee rates and total management fees for the fiscal year ended December 31, 1996 are outlined in the following chart:
FUND                              INDIVIDUAL   MANAGEMENT
                                  FUND         FEE
                                  FEE RATE

HIGH INCOME PORTFOLIO             0.45%        0.59%

ASSET MANAGER PORTFOLIO           0.25%A       0.64%

ASSET MANAGER: GROWTH PORTFOLIO   0.30%B       0.65%

BALANCED PORTFOLIO                0.15%C       0.48%

EQUITY-INCOME PORTFOLIO           0.20%        0.51%

GROWTH & INCOME PORTFOLIO         0.20%        0.50%D

GROWTH OPPORTUNITIES PORTFOLIO    0.30%        0.61%

CONTRAFUND PORTFOLIO              0.30%        0.61%

GROWTH PORTFOLIO                  0.30%        0.61%

OVERSEAS PORTFOLIO                0.45%        0.76%

A EFFECTIVE AUGUST 1, 1996, FMR VOLUNTARILY AGREED TO REDUCE THE FUND'S INDIVIDUAL FUND FEE RATE FROM 0.40% TO 0.25%. IF THIS REDUCTION WERE NOT IN EFFECT, THE MANAGEMENT FEE WOULD HAVE BEEN 0.70%.
B EFFECTIVE AUGUST 1, 1996, FMR VOLUNTARILY AGREED TO REDUCE THE FUND'S INDIVIDUAL FUND FEE RATE FROM 0.40% TO 0.30%. IF THIS REDUCTION WERE NOT IN EFFECT, THE MANAGEMENT FEE WOULD HAVE BEEN 0.69%.
C EFFECTIVE AUGUST 1, 1996, FMR VOLUNTARILY AGREED TO REDUCE THE FUND'S INDIVIDUAL FUND FEE RATE FROM 0.20% TO 0.15%. IF THIS REDUCTION WERE NOT IN EFFECT, THE MANAGEMENT FEE WOULD HAVE BEEN 0.50%.
D ESTIMATED.
SUB-ADVISORY AGREEMENTS. On behalf of High Income, Asset Manager, Asset Manager: Growth, Contrafund, Growth & Income, Balanced and Growth Opportunities Portfolios, FMR has sub-advisory agreements with two affiliates: FMR U.K. and FMR Far East. On behalf of Overseas Portfolio, FMR has sub-advisory agreements with three affiliates: FMR U.K., FMR Far East, and FIIA. FIIA in turn has a sub-advisory agreement with FIIA(U.K.)L. FMR U.K. focuses on issuers based in Europe. FMR Far East focuses on issuers based in Asia and the Pacific Basin. FIIA focuses on issuers based in Hong Kong, Australia, New Zealand, and Southeast Asia (other than Japan). FIIA(U.K.)L focuses on issuers based in the United Kingdom and Europe.
These sub-advisers are compensated for providing FMR with investment research and advice on issuers based outside the United States. FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of the costs of providing these services. FMR pays FIIA a fee equal to 30% of its management fee rate associated with investments for which the sub-adviser provided investment advice. FIIA pays FIIA(U.K.)L a fee equal to 110% of the cost of providing these services.
On behalf of High Income, Asset Manager: Growth, Balanced, Growth Opportunities, Growth & Income, Contrafund and Overseas Portfolios, the sub-advisers may also provide investment management services. In return, FMR pays FMR U.K., FMR Far East, and FIIA a fee equal to 50% of its management fee rate with respect to a fund's investments that the sub-adviser manages on a discretionary basis. FIIA pays FIIA(U.K.)L a fee equal to 110% of the cost of providing these services.
The following chart details the fees paid by FMR to FMR U.K. and FMR Far East on behalf of the funds (as a percentage of a fund's average net assets) for the fiscal year ended December 31, 1996:
FUND                              FEE TO     FEE TO
                                  FMR U.K.   FMR FAR
                                             EAST

ASSET MANAGER PORTFOLIO           .009%      .009%

ASSET MANAGER: GROWTH PORTFOLIO   .007%      .007%

BALANCED PORTFOLIO                .006%      .006%

GROWTH OPPORTUNITIES PORTFOLIO    .006%      .005%

CONTRAFUND PORTFOLIO              .005%      .005%

OVERSEAS PORTFOLIO                .060%      .058%

OTHER EXPENSES
While the management fee is a significant component of each fund's annual operating costs, the funds have other expenses as well.
FIIOC performs transfer agency, dividend disbursing, and shareholder servicing functions for Service Class of each fund. Fidelity Service Company, Inc. (FSC), 82 Devonshire Street, Boston, Massachusetts, calculates the net asset value per share (NAV) and dividends for Service Class of each fund, maintains the general accounting records for each fund, and administers the securities lending program for each fund.
The following chart details the fees paid by the funds to FSC (as a percentage of a fund's average net assets) for the fiscal year ended December 31, 1996:
FUND                              FEE TO
                                  FSC

HIGH INCOME PORTFOLIO             .05%

ASSET MANAGER PORTFOLIO           .02%

ASSET MANAGER: GROWTH PORTFOLIO   .06%

BALANCED PORTFOLIO                .08%

EQUITY-INCOME PORTFOLIO           .01%

GROWTH OPPORTUNITIES PORTFOLIO    .06%

CONTRAFUND PORTFOLIO              .04%

GROWTH PORTFOLIO                  .02%

OVERSEAS PORTFOLIO                .05%

The following figures are based on estimated expenses of Service Class
of each fund and are calculated as a percentage of    estimated
    average net assets of Service Class of each fund. A portion of the brokerage commissions that certain of the funds pay is used to reduce fund expenses. In addition, certain funds have entered into arrangements with their custodian and transfer agent whereby interest earned on uninvested cash balances is used to reduce custodian and transfer agent expenses.
FUND                              12B-1 FEE   TOTAL OPERATING
                                              EXPENSES

HIGH INCOME PORTFOLIO             0.10%          0.81    %

ASSET MANAGER PORTFOLIO           0.10%          0.84    %

ASSET MANAGER: GROWTH PORTFOLIO   0.10%          0.97    %

BALANCED PORTFOLIO                0.10%          0.82    %

EQUITY-INCOME PORTFOLIO           0.10%          0.68    %

GROWTH & INCOME PORTFOLIO         0.10%          0.80    %

GROWTH OPPORTUNITIES PORTFOLIO    0.10%          0.87    %

CONTRAFUND PORTFOLIO              0.10%          0.84%

GROWTH PORTFOLIO                  0.10%          0.79    %

OVERSEAS PORTFOLIO                0.10%          1.03    %

Effective    November 3    , 1997, FMR has voluntarily agreed to
reimburse Service Class of    the     funds to the extent that total
operating expenses (as a percentage of their respective average net assets) exceed the following rates:
FUND                              SERVICE CLASS

   HIGH INCOME PORTFOLIO             1.10%

ASSET MANAGER PORTFOLIO           1.35%

ASSET MANAGER: GROWTH PORTFOLIO   1.10%

BALANCED PORTFOLIO                1.60%

EQUITY-INCOME PORTFOLIO           1.60%

GROWTH & INCOME PORTFOLIO         1.10%

GROWTH OPPORTUNITIES PORTFOLIO    1.60%

CONTRAFUND PORTFOLIO              1.10%

GROWTH PORTFOLIO                  1.60%

OVERSEAS PORTFOLIO                1.60%

Expenses eligible for reimbursement do not include interest, taxes, brokerage commissions, or extraordinary expenses.
Each fund also pays other expenses, such as legal, audit, and custodian fees; proxy solicitation costs; and the compensation of trustees who are not affiliated with Fidelity.
Each fund's portfolio turnover rate for the fiscal year ended December 31, 1996 is outlined in the following chart. These rates vary from year to year. High turnover rates increase transaction costs. FMR considers these effects when evaluating the anticipated benefits of short-term investing.
FUND                              PORTFOLIO
                                  TURNOVER RATE

HIGH INCOME PORTFOLIO             123%

ASSET MANAGER PORTFOLIO           168%

ASSET MANAGER: GROWTH PORTFOLIO   120%

BALANCED PORTFOLIO                163%

EQUITY-INCOME PORTFOLIO           186%

GROWTH & INCOME PORTFOLIO         <200%A

GROWTH OPPORTUNITIES PORTFOLIO    28%

CONTRAFUND PORTFOLIO              178%

GROWTH PORTFOLIO                  81%

OVERSEAS PORTFOLIO                92%

A ESTIMATED 1997 TURNOVER RATE.
Service Class shares of each fund have adopted a DISTRIBUTION AND SERVICE PLAN. Under the plans, Service Class of each fund is
authorized to pay FDC (for remittance    quarterly     to an insurance
company) a    12b-1     fee as compensation for its services and
expenses in connection with the distribution of Service Class shares. Depending on an insurance company's corporate structure and applicable state law, FDC may remit payments to the insurance company's affiliated broker-dealer or other affiliated company, rather than to the insurance company itself.
Un   der the plans, Servic    e Class of each fund may pay FDC a 12b-1
f   ee at an annual rate of 0.25% of its average net assets, or such
less    er amount as the Trustees may determine from time to time.
   Service Class of each fund c    urrently pays FDC a 12b-1 fee at an
annual rate of 0.10% of its average net assets throughout the month. Service Class 12b-1 fee rates may be increased only when the Trustees believe that it is in the best interests of Variable Product owners to do so. (For purposes of this discussion, "Variable Product" refers to a variable annuity contract or variable life insurance policy for which shares of the funds are available as underlying investment options.)
Up to the full amount of the Service Class 12b-1 fee may be reallowed to insurance companies, as compensation for their services in connection with the distribution of Service Class shares and for
providing support services to    Variable Product     owners, based
upon the level of such services provided. These services may include,
without limitation:    answering questions about the funds from
Variable Product owners; receiving and answering correspondence from Variable Product owners (including requests for prospectuses and statements of additional information for the funds); performing sub-accounting with respect to Variable Product values allocated to the funds; preparing, printing and distributing reports of values to Variable Product owners who have contract values allocated to the funds; printing and distributing prospectuses, statements of additional information, any supplements thereto, and shareholder reports; preparing, printing and distributing marketing materials for Variable Products; assisting customers in completing applications for Variable Products and selecting underlying mutual fund investment options; preparing, printing and distributing sub-account performance figures for sub-accounts investing in fund shares; and providing other reasonable assistance in connection with the distribution of fund shares to insurers.
The Service Class plans specifically recognize that FMR may make payments from its management fee revenue, past profits, or other resources to FDC for expenses incurred in connection with the distribution of Service Class shares, including payments made to
   insurance companies and others     that provide shareholder support
services or engage in the sale of Service Class shares. The Board of Trustees of each fund has authorized such payments.
   ACCOUNT POLICIES


DISTRIBUTIONS AND TAXES
For a discussion of the tax status of your variable insurance contract, refer to the prospectus of your insurance company's separate account. It is suggested you keep all statements you receive to assist in your personal recordkeeping.
It is expected that shares of the funds will be held under the terms of variable annuity and variable life insurance contracts. Under current tax law, dividends or capital gain distributions from any fund are not currently taxable when left to accumulate within a variable annuity or variable life insurance contract. Depending on the variable contract, withdrawals from the contracts may be subject to ordinary income tax and, in addition, to a 10% penalty tax on withdrawals before age 59.
Each fund is treated as a separate entity for federal income tax purposes. Each fund intends to pay out all of its net investment income and net realized capital gains, if any, for each year. Each
f    und will distribute any dividends at least annually. Normally, net realized capital gains, if any, are distributed each year for a fund. Such income and capital gain distributions from a fund are automatically reinvested in additional shares of the same class of the fund. Each fund makes dividend and capital gain distributions on a
   per-share     basis for each class. After each distribution from a
fund, the fund's share price drops by the amount of the distribution. Because dividends and capital gain distributions are reinvested, the total value of an account will not be affected because, although the shares will have a lower price, there will be correspondingly more of them.
TRANSACTION DETAILS
THE FUNDS ARE OPEN FOR BUSINESS each day the New York Stock Exchange
(NYSE) is open. FSC normally calculates each class's NAV as of the close of the NYSE, normally 4:00 p.m. Eastern time.
A CLASS'S NAV is the value of a single share. The NAV of each class
is    computed by ad    ding that class's pro rata share of the value
of the applicable fund   's investmen    ts, cash, and other assets,
subtracting t   hat class's pro r    ata share of the value of the
applicable fund'   s liabilities, subtr    acting the liabilities
allocated to that class, and dividing the resu   lt by the number
    of shares of that class that are outstanding.
   Each f    und's assets are valued primarily on the basis of market
quotations or on the basis of information furnished by a pricing service. Short-term securities with remaining maturities of sixty days or less for which quotations and information furnished by a pricing service are not readily available are valued on the basis of amortized cost. This method minimizes the affect of changes in a security's market value. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations and information furnished by a pricing service are not readily available or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board of Trustees believes accurately reflects fair value.
A CLASS'S OFFERING PRICE (price to buy one share) is its NAV. A class's REDEMPTION PRICE (price to sell one share) is its NAV.
EACH FUND RESERVES THE RIGHT TO SUSPEND THE OFFERING OF SHARES for a period of time. Each fund also reserves the right to reject any specific purchase order. Purchase orders may be refused if, in FMR's opinion, they would disrupt management of a fund.
INVESTMENTS AND REDEMPTIONS. Investments may be made only by separate accounts established and maintained by insurance companies for the purpose of funding variable annuity and variable life insurance contracts. Please refer to the prospectus of your insurance company's separate account for information on how to invest in and redeem from a fund.
Each participating insurance company receives orders from its variable contract owners to purchase or redeem shares of the funds each business day. That night, all orders received by that insurance company on that business day are aggregated, and the insurance company places a net purchase or redemption order for shares of one or more funds the morning of the next business day. These orders are generally executed at the NAV that was computed at the close of the previous business day in order to provide a match between the variable contract owners' orders to the insurance companies and the insurance companies' orders to a fund. In some cases, an insurance company's order for fund shares may be executed at the NAV next computed after the order is actually transmitted to a fund.
Redemption proceeds will normally be wired to the insurance company on the next business day after receipt of the redemption instructions by a fund, but in no event later than 7 days following receipt of instructions. Each fund may suspend redemptions or postpone payment dates on days when the NYSE is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.
APPENDIX


       DESCRIPTION OF MOODY'S    INVESTORS SERVICE RATINGS OF
    CORPORATE BOND   S
   Moody's ratings for obligations with an original remaining maturity in excess of one year fall within nine categories. They range from Aaa (highest quality) to C (lowest quality). Moody's applies numerical modifiers of 1, 2, or 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks on the lower end of its generic rating category.
AAA -    B    onds    that     are rated Aaa are judged to be of the
best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
AA - Bonds    that     are rated Aa are judged to be of high quality
by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.
A - Bonds    that     are rated A possess many favorable investment
attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
BAA - Bonds    that     are rated Baa are considered as medium-grade
obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
BA - Bonds    that     are rated Ba are judged to have speculative
elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
B - Bonds    that     are rated B generally lack characteristics of
the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
CAA - Bonds    that     are rated Caa are of poor standing. Such
issues may be in default or there may be present elements of danger with respect to principal or interest.
CA - Bonds    that     are rated Ca represent obligations which are
speculative in a high degree. Such issues are often in default or have other marked short-comings.
C - Bonds    that     are rated C are the lowest-rated class of bonds
and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.
DESCRIPTION OF STANDARD & POOR'S    RATINGS OF     CORPORATE
BOND   S
   Debt issues may be designated by Standard & Poor's as either investment grade ("AAA" through "BBB") or speculative grade ("BB" through "D"). While speculative grade debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions. Ratings from AA to CCC may be modified by the addition of a plus sign (+) or minus sign (-) to show relative standing within the major rating categories.

AAA - Debt rated AAA has the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.
A - Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.
BB - Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.
B - Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.
CCC - Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.
CC - The rating CC is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC debt rating.
C - The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed but debt service payments are continued.
CI - The rating CI is reserved for income bonds on which no interest is being paid.
D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating will also be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.
VARIABLE INSURANCE PRODUCTS FUND II
CROSS REFERENCE SHEET
Part B   Statement of Additional Information Caption

10,11                  Cover Page

12                     Description of the Trust

13 a,b,c               Investment Policies and Limitations

   d                   *

14 a - c               Trustees and Officers

15 a, b                *

    c                  Trustees and Officers

16 a(i)                FMR, Portfolio Transactions

   a(ii)               Trustees and Officers

   a(iii),b            Management Contracts, Contracts with
                       FMR affiliates

   c                   *

   d                   Contracts with FMR affiliates

   e                   *

   f                   Distribution and Service Plans

   g                   *

   h                   Description of the Trust

   i Contracts with FMR affiliates; Description of the Trust

17 a, b, c             Portfolio Transactions

   d, e                *

18 a                   Description of the Trust

   b                   *

19 a                   Additional Purchase and Redemption
                       Information

   b                   Valuation of Portfolio Securities;
                       Additional Purchase and

                       Redemption Information

   c                   *

20                     Distributions and Taxes

21 a (i), (ii)         Contracts with FMR affiliates

   a(iii),b,c          *

22                     Performance

23                     *

_________
*  Not Applicable
VARIABLE INSURANCE PRODUCTS FUND:
   HIGH INCOME PORTFOLIO, EQUITY-INCOME PORTFOLIO,
GROWTH PORTFOLIO, AND OVERSEAS PORTFOLIO
VARIABLE INSURANCE PRODUCTS FUND II:
   ASSET MANAGER PORTFOLIO, CONTRAFUND PORTFOLIO,
AND ASSET MANAGER: GROWTH PORTFOLIO
VARIABLE INSURANCE PRODUCTS FUND III:
BALANCED PORTFOLIO, GROWTH & INCOME PORTFOLIO,
AND GROWTH OPPORTUNITIES PORTFOLIO
SERVICE CLASS
STATEMENT OF ADDITIONAL INFORMATION
OCTOBER 31, 1997
This Statement of Additional Information (SAI) is not a prospectus but should be read in conjunction with the funds' current Prospectus for Service Class shares (dated October 31, 1997). Please retain this document for future reference. The funds' Annual Reports are separate documents supplied with this SAI. To obtain an additional copy of the Prospectus or an Annual Report, please call your insurance company or Fidelity Distributors Corporation (FDC) at 1-800-544-2442.
TABLE OF CONTENTS                                PAGE



INVESTMENT POLICIES AND LIMITATIONS

PORTFOLIO TRANSACTIONS

   VALUATION

PERFORMANCE

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

DISTRIBUTIONS AND TAXES

FMR

TRUSTEES AND OFFICERS

MANAGEMENT CONTRACTS

DISTRIBUTION AND SERVICE PLANS

CONTRACTS WITH FMR AFFILIATES

DESCRIPTION OF THE TRUSTS

FINANCIAL STATEMENTS

VIP/VIPII/VIPIII   SC    -ptb-1097
INVESTMENT ADVISER
Fidelity Management & Research Company (FMR)
INVESTMENT SUB-ADVISERS
High Income, Asset Manager, Contrafund, Balanced, Growth Opportunities, Growth & Income, and Asset Manager: Growth Portfolios:
 Fidelity Management & Research (U.K.) Inc. (FMR U.K.)
 Fidelity Management & Research (Far East) Inc. (FMR Far East)
Overseas Portfolio:
 FMR U.K.
 FMR Far East
 Fidelity International Investment Advisors (FIIA)
 Fidelity International Investment Advisors (U.K.) Limited
(FIIA(U.K.)L)
DISTRIBUTOR
Fidelity Distributors Corporation (FDC)
TRANSFER AGENT
Fidelity Investments Institutional Operations Company, Inc. (FIIOC)
CUSTODIANS
   High Income Portfolio:
 The Bank of New York
Equity-Income, Overseas, Asset Manager: Growth, Asset Manager, Balanced, and Growth & Income Portfolios:
 The Chase Manhattan Bank
   Growth, Growth Opportunities, and Contrafund Portfolios:
 Brown Brothers Harriman & Co.
INVESTMENT POLICIES AND LIMITATIONS
The following policies and limitations supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a fund's assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the fund's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the fund's investment policies and limitations.
A fund's fundamental investment policies and limitations cannot be changed without approval by a "majority of the outstanding voting securities" (as defined in the Investment Company Act of 1940) of the fund. However, except for the fundamental investment limitations listed below, the investment policies and limitations described in this SAI are not fundamental and may be changed without shareholder approval.
       THE FOLLOWING ARE EACH FUND'S FUNDAMENTAL INVESTMENT LIMITATIONS SET FORTH IN THEIR ENTIRETY. EACH FUND MAY NOT:
(1) with respect to 75% of the fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, (a) more than 5% of the fund's total assets would be invested in the securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer;
(2) issue senior securities, except as permitted under the Investment Company Act of 1940;
(3) (for High Income, Equity-Income, Growth , Overseas, Balanced, and Growth Opportunities Portfolios) borrow money, except that the fund
(i) may borrow money for temporary or emergency purposes (not for leveraging or investment) or (ii) engage in reverse repurchase agreements, provided that (i) and (ii) in combination (borrowings) do not exceed 33% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed 33% of the value of the fund's total assets by reason of a decline in net assets will be reduced within three days (exclusive of Sundays and holidays) to the extent necessary to comply with the 33% limitation;
    (for Asset Manager, Contrafund, Asset Manager: Growth, and Growth
& Income Portfolios) borrow money, except that the fund     may borrow
money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33% of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that come to exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33% limitation;
(4) underwrite securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities;
(5) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of its total assets would be invested in the securities of companies whose principal business activities are in the same industry;
(6) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);
(7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities); or
(8) lend any security or make any other loan if, as a result, more than 33% of its total assets would be lent to other parties, but this limitation does not apply to purchases of debt securities or to repurchase agreements.
(9) (for Balanced and Growth Opportunities Portfolios) Each fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
   THE FOLLOWING INVESTMENT LIMITATIONS FOR EACH FUND ARE NOT FUNDAMENTAL AND MAY BE CHANGED, AS REGULATORY AGENCIES PERMIT,
WITHOUT SHAREHOLDER APPROVAL.
(i) Each fund does not currently intend to sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.
(ii) Each fund does not currently intend to purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.
(iii) Each fund may borrow money only (a) from a bank or from a registered investment company or portfolio for which FMR or an affiliate serves as investment adviser or (b) by engaging in reverse repurchase agreements with any party (reverse repurchase agreements are treated as borrowings for purposes of fundamental investment limitation (3)). Each fund will not borrow money in excess of 25% of net assets so long as this limitation is required for certification by certain state insurance departments. Any borrowings that come to exceed this amount will be reduced within seven days (not including Sundays and holidays) to the extent necessary to comply with the 25% limitation. Each fund will not purchase any security while borrowings representing more than 5% of its total assets are outstanding. Each fund will not borrow from other funds advised by FMR or its affiliates if total outstanding borrowings immediately after such borrowing would exceed 15% of the fund's total assets.
   (iv) Each fund does not currently intend to purchase any security if, as a result, more than 10% of Equity-Income, Growth, Asset Manager, Contrafund, Asset Manager: Growth, Balanced, Growth Opportunities, and Growth & Income Portfolios' net assets and 15%
of     High Income and Overseas Portfolios' net assets would be
invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.
(v) Each fund does not currently intend to lend assets other than securities to other parties, except by: (a) lending money (up to 5% of net assets for Equity-Income, Growth, Overseas, Asset Manager, Contrafund, Asset Manager: Growth, Balanced, Growth Opportunities, and Growth & Income Portfolios and 7.5% of net assets for High Income Portfolio) to a registered investment company or portfolio for
which     FMR or an affiliate serves as investment adviser or (b)
acquiring loans, loan participations, or other forms of direct debt instruments and, in connection therewith, assuming any associated unfunded commitments of the sellers. (This limitation does not apply to purchases of debt securities or to repurchase agreements.)
(vi) Each fund does not currently intend to (a) purchase securities of other investment companies, except in the open market where no commission except the ordinary broker's commission is paid, or (b) purchase or retain securities issued by other open-end investment
companies. Limitations (a) and (b) do not apply    (i)     to
securities received as dividends, through offers of exchange, or as a
result of a reorganization, consolidation, or merger   , or (ii) to
securities of other open-end investment companies managed by FMR or a successor or affiliate purchased pursuant to an exemptive order
granted by the SEC    .
(vii) Each fund does not currently intend to invest in oil, gas, or other mineral exploration or development programs or leases.
   (viii) (for Balanced and Growth Opportunities Portfolios) Each fund does not currently intend to invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objective, policies, and limitations as the fund.
For the funds' limitations on futures and options transactions, see the section entitled "Limitations on Futures and Options Transactions." For limitations on short sales, see the sections entitled "Short Sales" and "Short Sales Against The Box."
For the funds' policies on foreign investments, see the section entitled "Exposure to Foreign Markets."
Higher yielding, fixed-income securities of the type in which High Income Portfolio invests will at times be purchased at a discount from or a premium over par value. The total return on such securities includes the potential for a capital gain or loss. High Income Portfolio generally does not intend to hold securities for the purpose of achieving capital gains, however, unless current yields on these securities remain attractive. Capital gain or loss may also be realized upon the sale of portfolio securities.
The U.S. government has from time to time in the past imposed restrictions, through taxation and otherwise, on foreign investments by U.S. investors such as the funds. If such restrictions should be reinstituted, it might become necessary for Overseas Portfolio to invest all or substantially all of its assets in U.S. securities. In such event, the Board of Trustees would reevaluate the fund's investment objective and policies.
In accordance with the funds' fundamental investment policies, there are no limitations on the percentage of the funds' assets which may be invested in any one type of instrument. Nor are there limitations (except those imposed by certain state insurance regulations) on the percentage of the funds' assets which may be invested in any foreign country. However, in order to comply with diversification requirements under Section 817(h) of the Internal Revenue Code of 1986, as amended, in connection with FMR serving as investment adviser, each fund has agreed to certain non-fundamental limitations. Please refer to your insurance company's separate account prospectus for more information. EACH FUND'S INVESTMENTS MUST BE CONSISTENT WITH ITS INVESTMENT OBJECTIVE AND POLICIES. ACCORDINGLY, NOT ALL OF THE SECURITY TYPES AND INVESTMENT TECHNIQUES DISCUSSED BELOW ARE ELIGIBLE INVESTMENTS FOR EACH OF THE FUNDS.
AFFILIATED BANK TRANSACTIONS. A fund may engage in transactions with financial institutions that are, or may be considered to be, "affiliated persons" of the fund under the Investment Company Act of 1940. These transactions may include repurchase agreements with custodian banks; short-term obligations of, and repurchase agreements with, the 50 largest U.S. banks (measured by deposits); municipal securities; U.S. government securities with affiliated financial institutions that are primary dealers in these securities; short-term currency transactions; and short-term borrowings. In accordance with exemptive orders issued by the Securities and Exchange Commission
(SEC), the Board of Trustees has established and periodically reviews procedures applicable to transactions involving affiliated financial institutions.
ASSET ALLOCATION (ASSET MANAGER AND ASSET MANAGER: GROWTH). The short-term/money market class includes all types of domestic and foreign securities and short-term and money market instruments with remaining maturities of 12 months or less or comparable interest rate sensitivity. FMR will seek to maximize total return with respect to Asset Manager and Asset Manager: Growth. Short-term and money market instruments may include corporate debt securities, such as commercial paper and notes; government securities issued by U.S. or foreign governments or their agencies or instrumentalities; bank deposits and other financial institution obligations; repurchase agreements involving any type of security; and other similar short-term instruments. These instruments may be denominated in U.S. dollars or foreign currency.
The bond class includes all varieties of domestic and foreign fixed-income securities with maturities greater than 12 months or comparable interest rate sensitivity. FMR will seek to maximize total return within the bond class by adjusting a fund's investments in securities with different credit qualities, maturities, and coupon or dividend rates, and by seeking to take advantage of yield differentials between securities. Securities in this class may include bonds, notes, adjustable-rate preferred stocks, convertible bonds, mortgage-related and asset-backed securities, domestic and foreign government and government agency securities, zero coupon bonds, and other intermediate and long-term securities. As with the short-term/money market class, these securities may be denominated in U.S. dollars or foreign currency. Asset Manager and Asset Manager:
Growth may also invest in lower quality, high-yielding debt securities (commonly referred to as "junk bonds"). Asset Manager and Asset
Manager: Growth currently intend to limit their investments in these securities to less than 35% of their assets.
The stock class includes domestic and foreign equity securities of all types (other than adjustable rate preferred stocks which are included in the bond class). FMR seeks to maximize total return within this asset class by actively allocating assets to industry sectors expected to benefit from major trends, and to individual stocks that FMR believes to have superior investment potential. When FMR selects equity securities, it considers both growth and anticipated dividend income. Securities in the stock class may include common stocks, fixed-rate preferred stocks (including convertible preferred stocks), warrants, rights, depositary receipts, securities of closed-end investment companies, and other equity securities issued by companies of any size, located anywhere in the world.
In making asset allocation decisions, FMR will evaluate projections of risk, market conditions, economic conditions, volatility, yields, and returns. FMR's management will use database systems to help analyze past situations and trends, research specialists in each of the asset classes to help in securities selection, portfolio management professionals to determine asset allocation and to select individual securities, and its own credit analysis as well as credit analyses provided by rating services.
ASSET-BACKED SECURITIES. Asset-backed securities represent interests in pools of consumer loans (generally unrelated to mortgage loans) and most often are structured as pass-through securities. Interest and principal payments ultimately depend upon payment of the underlying loans by individuals, although the securities may be supported by letters of credit or other credit enhancements. The value of asset-backed securities may also depend on the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing the credit enhancement.
CLOSED-END INVESTMENT COMPANIES. A fund may purchase the shares of closed-end investment companies to facilitate investment in certain countries. Shares of closed-end investment companies may trade at a premium or a discount to their net asset value.
DELAYED-DELIVERY TRANSACTIONS. A fund may buy and sell securities on a delayed-delivery or when-issued basis. These transactions involve a commitment by a fund to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security.
Typically, no interest accrues to the purchaser until the    security
is delivered. A fund may receive fees for entering into delayed-delivery transactions.
When purchasing securities on a delayed-delivery basis, a fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Because a fund is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with the fund's other investments. If a fund remains substantially fully invested at a time when delayed-delivery purchases are outstanding, the delayed-delivery purchases may result in a form of leverage. When delayed-delivery purchases are outstanding, the fund will set aside appropriate liquid assets in a segregated custodial account to cover its purchase obligations. When a fund has sold a security on a delayed-delivery basis, the fund does not participate in further gains or losses with respect to the security. If the other party to a delayed-delivery transaction fails to deliver or pay for the securities, the fund could miss a favorable price or yield opportunity, or could suffer a loss.
A fund may renegotiate delayed-delivery transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses.
EXPOSURE TO FOREIGN MARKETS. Foreign securities, foreign currencies, and securities issued by U.S. entities with substantial foreign operations may involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the U.S. dollar.
Foreign investments involve a risk of local political, economic, or social instability, military action or unrest, or adverse diplomatic developments, and may be affected by actions of foreign governments adverse to the interests of U.S. investors. Such actions may include the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars, or other government intervention. There is no assurance that FMR will be able to anticipate these potential events or counter their effects. These risks are magnified for investments in developing countries, which may have relatively unstable governments, economies based on only a few industries, and securities markets that trade a small number of securities.
Economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Foreign markets may offer less protection to investors than U.S. markets. It is anticipated that in most cases the best available market for foreign securities will be on an exchange or in over-the-counter markets located outside of the United States. Foreign stock markets, while growing in volume and sophistication, are generally not as developed as those in the United States, and securities of some foreign issuers (particularly those located in developing countries) may be less liquid and more volatile than securities of comparable U.S. issuers. Foreign security trading practices, including those involving securities settlement where fund assets may be released prior to receipt of payment, may result in increased risk in the event of a failed trade or the insolvency of a foreign broker-dealer, and may involve substantial delays. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investors. In general, there is less overall governmental supervision and regulation of securities exchanges, brokers, and listed companies than in the United States. It may also be difficult to enforce legal rights in foreign countries. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to U.S. issuers.
Some foreign securities impose restrictions on transfer within the United States or to U.S. persons. Although securities subject to such transfer restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions.
American Depositary Receipts (ADRs) as well as other "hybrid" forms of ADRs including European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs), are certificates evidencing ownership of shares of a foreign issuer. These certificates are issued by depository banks and generally trade on an established market in the United States or elsewhere. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. ADRs are an alternative to directly purchasing the underlying foreign securities in their national markets and currencies. However, ADRs continue to be subject to many of the risks associated with investing directly in foreign securities. These risks include foreign exchange risk as well as the political and economic risks of the underlying issuer's country.
   FOREIGN CURRENCY TRANSACTIONS. A fund may conduct foreign currency transactions on a spot (i.e., cash) or forward basis (i.e., by entering into forward contracts to purchase or sell foreign currencies). Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange. A fund may use currency forward contracts for any purpose consistent with its investment objective.
The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by a fund. A fund may also use swap agreements, indexed securities, and options and futures contracts relating to foreign currencies for the same purposes.
A "settlement hedge" or "transaction hedge" is designed to protect a fund against an adverse change in foreign currency values between the date a security is purchased or sold and the date on which payment is made or received. Entering into a forward contract for the purchase or sale of the amount of foreign currency involved in an underlying security transaction for a fixed amount of U.S. dollars "locks in" the U.S. dollar price of the security. Forward contracts to purchase or sell a foreign currency may also be used by a fund in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected by FMR.
A fund may also use forward contracts to hedge against a decline in the value of existing investments denominated in foreign currency. For example, if a fund owned securities denominated in pounds sterling, it could enter into a forward contract to sell pounds sterling in return for U.S. dollars to hedge against possible declines in the pound's value. Such a hedge, sometimes referred to as a "position hedge," would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling. This type of hedge, sometimes referred to as a "proxy hedge," could offer advantages in terms of cost, yield, or efficiency, but generally would not hedge currency exposure as effectively as a direct hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.
A fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a "cross-hedge," will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if a fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause a fund to assume the risk of fluctuations in the value of the currency it purchases.
Under certain conditions, SEC guidelines require mutual funds to set aside appropriate liquid assets in a segregated custodial account to cover currency forward contracts. As required by SEC guidelines, a fund will segregate assets to cover currency forward contracts, if any, whose purpose is essentially speculative. A fund will not segregate assets to cover forward contracts entered into for hedging purposes, including settlement hedges, position hedges, and proxy hedges.
Successful use of currency management strategies will depend on FMR's skill in analyzing currency values. Currency management strategies may substantially change a fund's investment exposure to changes in currency exchange rates and could result in losses to a fund if currencies do not perform as FMR anticipates. For example, if a currency's value rose at a time when FMR had hedged a fund by selling that currency in exchange for dollars, a fund would not participate in the currency's appreciation. If FMR hedges currency exposure through proxy hedges, a fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if FMR increases a fund's exposure to a foreign currency and that currency's value declines, a fund will realize a loss. There is no assurance that FMR's use of currency management strategies will be advantageous to a fund or that it will hedge at appropriate times. FOREIGN REPURCHASE AGREEMENTS. Foreign repurchase agreements may include agreements to purchase and sell foreign securities in exchange for fixed U.S. dollar amounts, or in exchange for specified amounts of foreign currency. Unlike typical U.S. repurchase agreements, foreign repurchase agreements may not be fully collateralized at all times. However, pursuant to certain state insurance regulations, any foreign repurchase agreements a fund enters into will be secured by collateral consisting of liquid assets having a market value of not less than 102% of the cash or assets transferred to the other party. The value of a security purchased by a fund may be more or less than the price at which the counterparty has agreed to repurchase the security. In the event of default by the counterparty, the fund may suffer a loss if the value of the security purchased is less than the agreed-upon repurchase price, or if the fund is unable to successfully assert a claim to the collateral under foreign laws. As a result, foreign repurchase agreements may involve higher credit risks than repurchase agreements in U.S. markets, as well as risks associated with currency fluctuations. In addition, as with other emerging market investments, repurchase agreements with counterparties located in emerging markets or relating to emerging markets may involve issuers or counterparties with lower credit ratings than typical U.S. repurchase agreements. FUNDS' RIGHTS AS A SHAREHOLDER. The funds do not intend to direct or administer the day-to-day operations of any company. Each fund, however, may exercise its rights as a shareholder and may communicate its views on important matters of policy to management, the Board of Directors, and shareholders of a company when FMR determines that such matters could have a significant effect on the value of the fund's investment in the company. The activities that a fund may engage in, either individually or in conjunction with others, may include, among others, supporting or opposing proposed changes in a company's corporate structure or business activities; seeking changes in a company's directors or management; seeking changes in a company's direction or policies; seeking the sale or reorganization of the company or a portion of its assets; or supporting or opposing third party takeover efforts. This area of corporate activity is increasingly prone to litigation and it is possible that a fund could be involved in lawsuits related to such activities. FMR will monitor such activities with a view to mitigating, to the extent possible, the risk of litigation against a fund and the risk of actual liability if a fund is involved in litigation. No guarantee can be made, however, that litigation against a fund will not be undertaken or liabilities incurred.
FUTURES AND OPTIONS. The following sections pertain to futures and options: Asset Coverage for Futures and Options Positions, Combined Positions, Correlation of Price Changes, Futures Contracts, Futures Margin Payments, Limitations on Futures and Options Transactions, Liquidity of Options and Futures Contracts, Options and Futures Relating to Foreign Currencies, OTC Options, Purchasing Put and Call Options, and Writing Put and Call Options.
ASSET COVERAGE FOR FUTURES AND OPTIONS POSITIONS. The funds will comply with guidelines established by the Securities and Exchange Commission with respect to coverage of options and futures strategies by mutual funds, and if the guidelines so require will set aside appropriate liquid assets in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the futures or option strategy is outstanding, unless they are replaced with other suitable assets. As a result, there is a possibility that segregation of a large percentage of a fund's assets could impede portfolio management or the fund's ability to meet redemption requests or other current obligations.
COMBINED POSITIONS. A fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, a fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
CORRELATION OF PRICE CHANGES. Because there are a limited number of types of exchange-traded options and futures contracts, it is likely that the standardized contracts available will not match a fund's current or anticipated investments exactly. The funds may invest in options and futures contracts based on securities with different issuers, maturities, or other characteristics from the securities in which they typically invest, which involves a risk that the options or futures position will not track the performance of a fund's other investments.
Options and futures prices can also diverge from the prices of their underlying instruments, even if the underlying instruments match a fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A fund may purchase or sell options and futures contracts with a greater or lesser value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases. If price changes in a fund's options or futures positions are poorly correlated with its other investments, the positions may fail to produce anticipated gains or result in losses that are not offset by gains in other investments.
FUTURES CONTRACTS. When a fund purchases a futures contract, it agrees to purchase a specified underlying instrument at a specified future date. When a fund sells a futures contract, it agrees to sell the underlying instrument at a specified future date. The price at which the purchase and sale will take place is fixed when the fund enters into the contract. Futures can be held until their delivery dates, or can be closed out before then if a liquid secondary market is available.
The value of a futures contract tends to increase and decrease in tandem with the value of its underlying instrument. Therefore, purchasing futures contracts will tend to increase a fund's exposure to positive and negative price fluctuations in the underlying instrument, much as if it had purchased the underlying instrument directly. When a fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market. Selling futures contracts, therefore, will tend to offset both positive and negative market price changes, much as if the underlying instrument had been sold.
FUTURES MARGIN PAYMENTS. The purchaser or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the purchaser and seller are required to deposit "initial margin" with a futures broker, known as a futures commission merchant (FCM), when the contract is entered into. Initial margin deposits are typically equal to a percentage of the contract's value. If the value of either party's position declines, that party will be required to make additional "variation margin" payments to settle the change in value on a daily basis. The party that has a gain may be entitled to receive all or a portion of this amount. Initial and variation margin payments do not constitute purchasing securities on margin for purposes of a fund's investment limitations. In the event of the bankruptcy of an FCM that holds margin on behalf of a fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM's other customers, potentially resulting in losses to the fund.
   LIMITATIONS ON FUTURES AND OPTIONS TRANSACTIONS. Each fund has filed a notice of eligibility for exclusion from the definition of
the     term "commodity pool operator" with the Commodity Futures
Trading Commission (CFTC) and the National Futures Association, which regulate trading in the futures markets. The funds intend to comply with Rule 4.5 under the Commodity Exchange Act, which limits the extent to which a fund can commit assets to initial margin deposits and option premiums.
   In addition, each fund will not: (a) sell futures contracts, purchase put options, or write call options if, as a result, more than
25% of the     fund's total assets would be hedged with futures and
options under normal conditions; (b) purchase futures contracts or write put options if, as a result, the fund's total obligations upon settlement or exercise of purchased futures contracts and written put options would exceed 25% of its total assets; or (c) purchase call options if, as a result, the current value of option premiums for call options purchased by the fund would exceed 5% of the fund's total assets. These limitations do not apply to options attached to or acquired or traded together with their underlying securities, and do not apply to securities that incorporate features similar to options. The above limitations on the funds' investments in futures contracts and options, and the funds' policies regarding futures contracts and options discussed elsewhere in this SAI, may be changed as regulatory agencies permit.
LIQUIDITY OF OPTIONS AND FUTURES CONTRACTS. There is no assurance a liquid secondary market will exist for any particular options or futures contract at any particular time. Options may have relatively low trading volume and liquidity if their strike prices are not close to the underlying instrument's current price. In addition, exchanges may establish daily price fluctuation limits for options and futures contracts, and may halt trading if a contract's price moves upward or downward more than the limit in a given day. On volatile trading days when the price fluctuation limit is reached or a trading halt is imposed, it may be impossible for a fund to enter into new positions or close out existing positions. If the secondary market for a contract is not liquid because of price fluctuation limits or otherwise, it could prevent prompt liquidation of unfavorable positions, and potentially could require a fund to continue to hold a position until delivery or expiration regardless of changes in its value. As a result, a fund's access to other assets held to cover its options or futures positions could also be impaired.
OPTIONS AND FUTURES RELATING TO FOREIGN CURRENCIES. Currency futures contracts are similar to forward currency exchange contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.
The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. The funds may purchase and sell currency futures and may purchase and write currency options to increase or decrease their exposure to different foreign currencies. A fund may also purchase and write currency options in conjunction with each other or with currency futures or forward contracts. Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of a fund's investments. A currency hedge, for example, should protect a Yen-denominated security from a decline in the Yen, but will not protect a fund against a price decline resulting from deterioration in the issuer's creditworthiness. Because the value of a fund's foreign-denominated investments changes in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the fund's investments exactly over time.
OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the funds greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.
PURCHASING PUT AND CALL OPTIONS. By purchasing a put option, a fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the fund pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the fund will lose the entire premium it paid. If the fund exercises the option, it completes the sale of the underlying instrument at the strike price. A fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.
The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument's price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).
The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option's strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.
WRITING PUT AND CALL OPTIONS. When a fund writes a put option, it takes the opposite side of the transaction from the option's purchaser. In return for receipt of the premium, the fund assumes the obligation to pay the strike price for the option's underlying instrument if the other party to the option chooses to exercise it. When writing an option on a futures contract, the fund will be required to make margin payments to an FCM as described above for futures contracts. A fund may seek to terminate its position in a put option it writes before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option the fund has written, however, the fund must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes, and must continue to set aside assets to cover its position.
If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.
Writing a call option obligates a fund to sell or deliver the option's underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.
ILLIQUID INVESTMENTS are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Under the supervision of the Board of Trustees, FMR determines the liquidity of a fund's investments and, through reports from FMR, the Board monitors investments in illiquid instruments. In determining the liquidity of a fund's investments, FMR may consider various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and
(5) the nature of the marketplace for trades (including the ability to assign or offset the fund's rights and obligations relating to the investment).
Investments currently considered by a fund to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days, non-government stripped fixed-rate mortgage-backed securities, and over-the-counter options. Also, FMR may determine some restricted securities, government-stripped fixed-rate mortgage-backed securities, loans and other direct debt instruments, emerging market securities, and swap agreements to be illiquid. However, with respect to over-the-counter options a fund writes, all or a portion of the value of the underlying instrument may
be illiquid depending on the assets    held to cover the option and
the nature and terms of any agreement the fund may have to close out the option before expiration.
In the absence of market quotations, illiquid investments are priced
at fair value as determined in good faith by a committee    appointed
by the Board of Trustees. If through a change in values, net assets, or other circumstances, a fund were in a position where more than 10% of Equity-Income, Growth, Asset Manager, Contrafund, Asset Manager:
Growth, Balanced, Growth & Income, and     Growth Opportunities
Portfolios' net assets or more than 15% of High Income and Overseas Portfolios' net assets were invested in illiquid securities, the fund would seek to take appropriate steps to protect liquidity.
INDEXED SECURITIES. A fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.
The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer's creditworthiness deteriorates. Recent issuers of indexed securities have included banks, corporations, and certain U.S. government agencies. FMR will use its judgment in determining whether indexed securities should be treated as short-term instruments, bonds, stocks, or as a separate asset class for purposes of Asset Manager and Asset
Manager: Growth Portfolios' investment allocations, depending on the individual characteristics of the securities. Indexed securities may be more volatile than the underlying instruments.
INTERFUND BORROWING AND LENDING PROGRAM. Pursuant to an exemptive order issued by the SEC, each fund has received permission to lend money to, and borrow money from, other funds advised by FMR or its affiliates. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day's notice. A fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements, and will borrow through the program only when the costs are equal to or lower than the cost of bank loans. A fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.
ISSUER LOCATION. FMR determines where an issuer is located by looking at such factors as its country of organization, the primary trading market for its securities, and the location of its assets, personnel, sales, and earnings. The issuer of a security is considered to be located in a particular country if (1) the security is issued or guaranteed by the government of the country or any of its agencies, political subdivisions, or instrumentalities; (2) the security has its primary trading market in that country; or (3) the issuer is organized under the laws of that country, derives at least 50% of its revenues or profits from goods sold, investments made, or services performed in the country, or has at least 50% of its assets located in the country. LOANS AND OTHER DIRECT DEBT INSTRUMENTS. Direct debt instruments are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables), or to other parties. Direct debt instruments are subject to each fund's policies regarding the quality of debt securities.
Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of principal and interest. Direct debt instruments may not be rated by any nationally recognized rating service. If a fund does not receive scheduled interest or principal payments on such indebtedness, the fund's share price and yield could be adversely affected. Loans that are fully secured offer a fund more protections than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower's obligation, or that the collateral could be liquidated. Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative. Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may pay only a small fraction of the amount owed. Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.
Investments in loans through direct assignment of a financial institution's interests with respect to a loan may involve additional risks to a fund. For example, if a loan is foreclosed, the fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, the fund could be held liable as a co-lender. Direct debt instruments may also involve a risk of insolvency of the lending bank or other intermediary. Direct debt instruments that are not in the form of securities may offer less legal protection to a fund in the event of fraud or misrepresentation. In the absence of definitive regulatory guidance, each fund relies on FMR's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the fund.
A loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. Unless, under the terms of the loan or other indebtedness, each fund has direct recourse against the borrower, it may have to rely on the agent to apply appropriate credit remedies against a borrower. If assets held by the agent for the benefit of a fund were determined to be subject to the claims of the agent's general creditors, the fund might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.
Direct indebtedness purchased by each fund may include letters of credit, revolving credit facilities, or other standby financing commitments obligating the fund to pay additional cash on demand. These commitments may have the effect of requiring the fund to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower's condition makes it unlikely that the amount will ever be repaid. Each fund will set aside appropriate liquid assets in a segregated custodial account to cover its potential obligations under standby financing commitments.
Each fund limits the amount of total assets that it will invest in any one issuer or in issuers within the same industry (see limitations 1 and 5). For purposes of these limitations, each fund generally will treat the borrower as the "issuer" of indebtedness held by the fund. In the case of loan participations where a bank or other lending institution serves as financial intermediary between each fund and the borrower, if the participation does not shift to the fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the fund, in appropriate circumstances, to treat both the lending bank or other lending institution and the borrower as "issuers" for these purposes. Treating a financial intermediary as an issuer of indebtedness may restrict a fund's ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries. LOWER-QUALITY DEBT SECURITIES. While the market for high-yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the 1980s brought a dramatic increase in the use of such securities to fund highly leveraged corporate acquisitions and restructurings. Past experience may not provide an accurate indication of the future performance of the high-yield bond market, especially during periods of economic recession.
The market for lower-quality debt securities may be thinner and less active than that for higher-quality debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-quality debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high-yield corporate debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services to value lower-quality debt securities and a fund's ability to dispose of these securities.
Since the risk of default is higher for lower-quality debt securities, FMR's research and credit analysis are an especially important part of managing securities of this type held by a fund. In considering investments for the fund, FMR will attempt to identify those issuers of high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. FMR's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer. Each fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise to exercise its rights as a security holder to seek to protect the interests of security holders if it determines this to be in the best interest of the fund's shareholders. MORTGAGE-BACKED SECURITIES. The funds may purchase mortgage-backed securities issued by government and non-government entities such as banks, mortgage lenders, or other financial institutions. A mortgage-backed security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-backed securities, such as collateralized mortgage obligations or CMOs, make payments of both principal and interest at a variety of intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-backed securities are based on different types of mortgages including those on commercial real estate or residential properties. Other types of mortgage-backed securities will likely be developed in the future, and the funds may invest in them if FMR determines they are consistent with the funds' investment objective and policies.
The value of mortgage-backed securities may change due to shifts in the market's perception of issuers. In addition, regulatory or tax changes may adversely affect the mortgage securities market as a whole. Non-government mortgage-backed securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-backed securities are subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying mortgages, may shorten the effective maturities of these securities and may lower their total returns.
PUT FEATURES entitle the holder to sell a security back to the issuer or a third party at any time or at specified intervals. They are subject to the risk that the put provider is unable to honor the put feature (purchase the security). Put providers often support their ability to buy securities on demand by obtaining letters of credit or other guarantees from other entities. Demand features, standby commitments, and tender options are types of put features.
REAL ESTATE-RELATED INSTRUMENTS include real estate investment trusts, commercial and residential mortgage-backed securities, and real estate financings. Real estate-related instruments are sensitive to factors such as real estate values and property taxes, interest rates, cash flow of underlying real estate assets, overbuilding, and the management skill and creditworthiness of the issuer. Real estate-related instruments may also be affected by tax and regulatory requirements, such as those relating to the environment.
REPURCHASE AGREEMENTS. In a repurchase agreement, a fund purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. To protect the fund from the risk that the original seller will not fulfill its obligation, the securities are held in an account of the fund at a bank, marked-to-market daily, and maintained at a value at least equal to the sale price plus the accrued incremental amount. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as delays and costs to a fund in connection with bankruptcy proceedings), it is each fund's current policy to engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by FMR. Pursuant to certain state insurance regulations, any repurchase agreements a fund enters into will be secured by collateral consisting of liquid assets having a market value of not less than 102% of the cash or assets transferred to the other party.
RESTRICTED SECURITIES generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act of 1933, or in a registered public offering. Where registration is required, a fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.
REVERSE REPURCHASE AGREEMENTS. In a reverse repurchase agreement, a fund sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, the fund will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. A fund will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by FMR. Such transactions may increase fluctuations in the market value of the fund's assets and may be viewed as a form of leverage. SECURITIES LENDING. A fund may lend securities to parties such as broker-dealers or institutional investors, including Fidelity Brokerage Services, Inc. (FBSI). FBSI is a member of the New York Stock Exchange and a subsidiary of FMR Corp.
Securities lending allows a fund to retain ownership of the securities loaned and, at the same time, to earn additional income. Since there may be delays in the recovery of loaned securities, or even a loss of rights in collateral supplied should the borrower fail financially, loans will be made only to parties deemed by FMR to be of good standing. Furthermore, they will only be made if, in FMR's judgment, the consideration to be earned from such loans would justify the risk. FMR understands that it is the current view of the SEC Staff that a fund may engage in loan transactions only under the following conditions: (1) the fund must receive 100% collateral in the form of cash or cash equivalents (e.g., U.S. Treasury bills or notes) from the borrower; (2) the borrower must increase the collateral whenever the market value of the securities loaned (determined on a daily basis) rises above the value of the collateral; (3) after giving notice, the fund must be able to terminate the loan at any time; (4) the fund must receive reasonable interest on the loan or a flat fee from the borrower, as well as amounts equivalent to any dividends, interest, or other distributions on the securities loaned and to any increase in market value; (5) the fund may pay only reasonable custodian fees in connection with the loan; and (6) the Board of Trustees must be able to vote proxies on the securities loaned, either by terminating the loan or by entering into an alternative arrangement with the borrower. Cash received through loan transactions may be invested in any security in which a fund is authorized to invest. Investing this cash subjects that investment, as well as the security loaned, to market forces (i.e., capital appreciation or depreciation).
SHORT SALES "AGAINST THE BOX."    A fund may sell securities short
when it owns or has the right to obtain securities equivalent in kind or amount to the securities sold short. Such short sales are known as
short sales "against the box."     If a fund enters into a short sale
against the box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into such securities) and will
be required to    hold such securities while the short sale is
outstanding. A fund will incur transaction costs, including interest
expenses, in connection     with opening, maintaining, and closing
short sales against the box.
SHORT SALES. A fund may enter into short sales with respect to stocks underlying its convertible security holdings. For example, if FMR anticipates a decline in the price of the stock underlying a convertible security a fund holds, it may sell the stock short. If the stock price subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the effect of the stock's decline on the value of the convertible security. Each fund currently intends to hedge no more than 15% of its total assets with short sales on equity securities underlying its convertible security holdings under normal circumstances.
When a fund enters into a short sale, it will be required to set aside securities equivalent in kind and amount to those sold short (or securities convertible or exchangeable into such securities) and will be required to hold them aside while the short sale is outstanding. A fund will incur transaction costs, including interest expense, in connection with opening, maintaining, and closing short sales.
SOURCES OF CREDIT OR LIQUIDITY SUPPORT. FMR may rely on its evaluation of the credit of a bank or other entity in determining whether to purchase a security supported by a letter of credit guarantee, put or demand feature, insurance or other source of credit or liquidity. In evaluating the credit of a foreign bank or other foreign entities, FMR will consider whether adequate public information about the entity is available and whether the entity may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect its ability to honor its commitment.
SOVEREIGN DEBT OBLIGATIONS. Overseas Portfolio may purchase sovereign debt instruments issued or guaranteed by foreign governments or their agencies, including debt of Latin American nations or other developing countries. Sovereign debt may be in the form of conventional securities or other types of debt instruments such as loans or loan participations. Sovereign debt of developing countries may involve a high degree of risk, and may be in default or present the risk of default. Governmental entities responsible for repayment of the debt may be unable or unwilling to repay principal and interest when due, and may require renegotiation or rescheduling of debt payments. In addition, prospects for repayment of principal and interest may depend on political as well as economic factors.
STRIPPED MORTGAGE-BACKED SECURITIES are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal-only" security (PO) receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest-only" security (IO) receives interest payments from the same underlying security.
The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.
SWAP AGREEMENTS. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a fund's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. A fund is not limited to any particular form of swap agreement if FMR determines it is consistent with the fund's investment objective and policies.
In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor. Swap agreements will tend to shift a fund's investment exposure from one type of investment to another. For example, if the fund agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a fund's investments and its share price and yield.
The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a fund. If a swap agreement calls for payments by the fund, the fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses. A fund expects to be able to eliminate its exposure under swap agreements either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party.
A fund will maintain appropriate liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the fund's accrued obligations under the swap agreement over the accrued amount the fund is entitled to receive under the agreement. If a fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the fund's accrued obligations under the agreement.
VARIABLE OR FLOATING RATE OBLIGATIONS bear variable or floating interest rates and carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. Floating rate instruments have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the instrument that approximates its par value.
WARRANTS. Warrants are securities that give a fund the right to purchase equity securities from the issuer at a specific price (the strike price) for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet they are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss.
Warrants do not entitle a holder to dividends or voting rights with respect to the underlying securities and do not represent any rights in the assets if the issuing company. Also, the value of the warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to expiration date. These factors can make warrants more speculative than other types of investments.
ZERO COUPON BONDS. Zero coupon bonds do not make interest payments; instead, they are sold at a deep discount from their face value and are redeemed at face value when they mature. Because zero coupon bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its dividends, a fund takes into account as income a portion of the difference between a zero coupon bond's purchase price and its face value.
A broker-dealer creates a DERIVATIVE ZERO by separating the interest and principal components of a U.S. Treasury security and selling them as two individual securities. CATS (Certificates of Accrual on Treasury Securities), TIGRs (Treasury Investment Growth Receipts), and TRs (Treasury Receipts) are examples of derivative zeros.
The Federal Reserve Bank creates STRIPS (Separate Trading of Registered Interest and Principal of Securities) by separating the interest and principal components of an outstanding U.S. Treasury bond and selling them as individual securities. Bonds issued by the Resolution Funding Corporation (REFCORP) and the Financing Corporation
(FICO) can also be separated in this fashion. ORIGINAL ISSUE ZEROS are zero coupon securities originally issued by the U.S. government, a government agency, or a corporation in zero coupon form.
PORTFOLI   O TRANSACTI    ONS
All orders for the purchase or sale of portfolio securities are placed on behalf of each fund by FMR pursuant to authority contained in the management contract. If FMR grants investment management authority to the sub-advisers (see the section entitled "Management Contracts"), the sub-advisers are authorized to place orders for the purchase and sale of portfolio securities, and will do so in accordance with the policies described below. FMR is also responsible for the placement of
transaction orders for other investment companies and    accounts for
which it or its affiliates act as investment adviser. In selecting broker-dealers, subject to applicable limitations of the federal securities laws, FMR considers various relevant factors, including, but not limited to: the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability, and financial condition of the broker-dealer firm; the broker-dealer's execution services rendered on a continuing basis; and the reasonableness of any commissions; and arrangements for payment of fund expenses. Generally, commissions for investments traded on foreign exchanges will be higher than for investments traded on U.S. exchanges and may not be subject to negotiation.
The funds may execute portfolio transactions with broker-dealers who provide research and execution services to the funds or other accounts over which FMR or its affiliates exercise investment discretion. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing, or selling securities; and the availability of securities or the purchasers or sellers of securities. In addition, such broker-dealers may furnish analyses and
reports concerning issuers, industries, securities,    economic
factors and trends, portfolio strategy, and performance of accounts; effect securities transactions, and perform functions incidental thereto (such as clearance and settlement). The selection of such
broker-dealers generally is made by FMR (to the extent     possible
consistent with execution considerations) in accordance with a ranking of broker-dealers determined periodically by FMR's investment staff based upon the quality of research and execution services provided. The receipt of research from broker-dealers that execute transactions on behalf of the funds may be useful to FMR in rendering investment management services to the funds or its other clients, and conversely, such research provided by broker-dealers who have executed transaction orders on behalf of other FMR clients may be useful to FMR in carrying out its obligations to the funds. The receipt of such research has not reduced FMR's normal independent research activities; however, it enables FMR to avoid the additional expenses that could be incurred if FMR tried to develop comparable information through its own efforts. Subject to applicable limitations of the federal securities laws, broker-dealers may receive commissions for agency transactions that are in excess of the amount of commissions charged by other broker-dealers in recognition of their research and execution services. In order to cause each fund to pay such higher commissions, FMR must determine in good faith that such commissions are reasonable in relation to the value of the brokerage and research services provided by such executing broker-dealers, viewed in terms of a particular transaction or FMR's overall responsibilities to the funds and its other clients. In reaching this determination, FMR will not attempt to place a specific dollar value on the brokerage and research services provided, or to determine what portion of the compensation should be related to those services.
FMR is authorized to use research services provided by and to place portfolio transactions with brokerage firms that have provided assistance in the distribution of shares of the funds or shares of other Fidelity funds to the extent permitted by law. FMR may use research services provided by and place agency transactions with National Financial Services Corporation (NFSC) and Fidelity Brokerage Services (FBS), indirect subsidiaries of FMR Corp., if the commissions are fair, reasonable, and comparable to commissions charged by non-affiliated, qualified brokerage firms for similar services. From September 1992 through December 1994, FBS operated under the name Fidelity Brokerage Services Limited (FBSL). As of January 1995, FBSL was converted to an unlimited liability company and assumed the name FBS.
FMR may allocate brokerage transactions to broker-dealers who have entered into arrangements with FMR under which the broker-dealer allocates a portion of the commissions paid by each fund toward payment of the fund's expenses, such as transfer agent fees or custodian fees. The transaction quality must, however, be comparable to those of other qualified broker-dealers.
Section 11(a) of the Securities Exchange Act of 1934 prohibits members of national securities exchanges from executing exchange transactions for accounts which they or their affiliates manage, unless certain requirements are satisfied. Pursuant to such requirements, the Board of Trustees has authorized NFSC to execute portfolio transactions on national securities exchanges in accordance with approved procedures and applicable SEC rules.
Each fund's Trustees periodically review FMR's performance of its responsibilities in connection with the placement of portfolio transactions on behalf of the funds and review the commissions paid by each fund over representative periods of time to determine if they are reasonable in relation to the benefits to the fund.
Because a high turnover rate increases transaction costs and may increase taxable gains, FMR carefully weighs the anticipated benefits of short-term investing against these consequences. An increased turnover rate is due to a greater volume of shareholder purchase orders, short-term interest rate volatility and other special market conditions. For the fiscal years ended December 31, 1996 and 1995, the funds had the following portfolio turnover rates:

YEAR   HIGH     EQUITY-   GROWTH   GROWTH          OVERSEAS   ASSET     ASSET MANAGER:    BALANCED   CONTRAFUND
       INCOME   INCOME             OPPORTUNITIES              MANAGER   GROWTH

1996   123%     186%      81%      28%             92%        168%      120%              163%       178%

1995   132%     87%       108%     38%             50%        256%      343%              248%       132%


BROKERAGE COMMISSIONS. The following tables list the total brokerage commissions paid, the percentage of the brokerage commissions paid to brokerage firms that provided research services, and the commissions paid to NFSC and FBS (formerly FBSL) in dollars and as a percentage of the dollar value of all transactions in which brokerage commissions
were paid, for the fiscal periods ended December 31, 1996,    1995 and
1994 for each of the funds. The funds     pay both commissions and
spreads in connection with the placement of portfolio transactions. The difference between the percentage of brokerage commissions paid to and the percentage of the dollar amount of transactions effected through NFSC is a result of the low commission rates charged by NFSC. HIGH INCOME PORTFOLIO

PERIOD   TOTAL        % PAID      TO NFSC     TO FBS   % TO NFSC   % TO FBS   %              %
ENDED                 TO FIRMS                                                TRANSACTIONS   TRANSACTIONS
                      PROVIDING                                               THROUGH        THROUGH
                      RESEARCH                                                NFSC           FBS

1996      $ 501,544     69%        $ 10,168    $ 0       2%          0%         2%             0%

1995      $ 185,561     95%        $ 21,896    $ 0       12%         0%         16%            0%

1994      $ 135,013     98%        $ 24,140    $ 0       18%         0%         29%            0%


EQUITY-INCOME PORTFOLIO

PERIOD   TOTAL           % PAID      TO NFSC        TO FBS       % TO NFSC   % TO FBS   %              %
ENDED                    TO FIRMS                                                       TRANSACTIONS   TRANSACTIONS
                         PROVIDING                                                      THROUGH        THROUGH
                         RESEARCH                                                       NFSC           FBS

1996      $ 13,450,350     66%        $ 3,563,724    $ 19,906      27%         0%         40%            0%

1995      $ 5,473,128      94%        $ 2,043,797    $ 33,242      37%         1%         51%            0%

1994      $ 4,893,684      95%        $ 1,717,630    $ 116,658     35%         2%         46%            1%


GROWTH OPPORTUNITIES PORTFOLIO

PERIOD   TOTAL        % PAID      TO NFSC     TO FBS     % TO NFSC   % TO FBS   %              %
ENDED                 TO FIRMS                                                  TRANSACTIONS   TRANSACTIONS
                      PROVIDING                                                 THROUGH        THROUGH
                      RESEARCH                                                  NFSC           FBS

1996      $ 195,409     64%        $ 43,699    $ 2,978     22%         2%         33%            1%

1995      $ 105,477     67%        $ 40,358    $ 100       38%         0%         58%            0%


GROWTH PORTFOLIO

PERIOD   TOTAL          % PAID      TO NFSC        TO FBS      % TO NFSC   % TO FBS   %              %
ENDED                   TO FIRMS                                                      TRANSACTIONS   TRANSACTIONS
                        PROVIDING                                                     THROUGH        THROUGH
                        RESEARCH                                                      NFSC           FBS

1996      $ 4,689,993     68%        $ 1,167,932    $ 41,903     25%         1%         37%            1%

1995      $ 3,835,624     97%        $ 1,237,372    $ 13,081     32%         0%         43%            0%

1994      $ 3,120,411     97%        $ 956,332      $ 0          31%         0%         44%            0%


OVERSEAS PORTFOLIO

PERIOD   TOTAL          % PAID      TO NFSC     TO FBS       % TO NFSC   % TO FBS   %              %
ENDED                   TO FIRMS                                                    TRANSACTIONS   TRANSACTIONS
                        PROVIDING                                                   THROUGH        THROUGH
                        RESEARCH                                                    NFSC           FBS

1996      $ 4,851,584     86%        $ 23,341    $ 338,852     1%          7%         2%             9%

1995      $ 2,495,829     96%        $ 10,057    $ 240,170     0%          10%        1%             12%

1994      $ 2,985,961     90%        $ 1,605     $ 255,413     0%          9%         0%             11%


BALANCED PORTFOLIO

PERIOD   TOTAL        % PAID      TO NFSC     TO FBS     % TO NFSC   % TO FBS   %              %
ENDED                 TO FIRMS                                                  TRANSACTIONS   TRANSACTIONS
                      PROVIDING                                                 THROUGH        THROUGH
                      RESEARCH                                                  NFSC           FBS

1996      $ 138,649     70%        $ 32,871    $ 1,221     24%         1%         39%            1%

1995      $ 65,835      89%        $ 12,056    $ 195       18%         0%         37%            0%


ASSET MANAGER PORTFOLIO

PERIOD   TOTAL           % PAID      TO NFSC        TO FBS       % TO NFSC   % TO FBS   %              %
ENDED                    TO FIRMS                                                       TRANSACTIONS   TRANSACTIONS
                         PROVIDING                                                      THROUGH        THROUGH
                         RESEARCH                                                       NFSC           FBS

1996      $ 5,969,816      85%        $ 600,978      $ 27,964      10%         0%         22%            0%

1995      $ 12,537,406     96%        $ 1,793,406    $ 218,281     14%         2%         33%            2%

1994      $ 3,316,118      92%        $ 583,097      $ 107,280     18%         3%         32%            3%


ASSET MANAGER: GROWTH PORTFOLIO

PERIOD   TOTAL        % PAID      TO NFSC     TO FBS     % TO NFSC   % TO FBS   %              %
ENDED                 TO FIRMS                                                  TRANSACTIONS   TRANSACTIONS
                      PROVIDING                                                 THROUGH        THROUGH
                      RESEARCH                                                  NFSC           FBS

1996      $ 296,932     70%        $ 52,039   $  2,173     18%         1%         30%            1%

1995      $ 335,353     93%        $ 4,540    $  14        13%         0%         30%            0%


CONTRAFUND PORTFOLIO

PERIOD   TOTAL          % PAID      TO NFSC        TO FBS     % TO NFSC   % TO FBS   %              %
ENDED                   TO FIRMS                                                     TRANSACTIONS   TRANSACTIONS
                        PROVIDING                                                    THROUGH        THROUGH
                        RESEARCH                                                     NFSC           FBS

1996      $ 4,846,349     73%        $ 1,020,036    $ 8,210     21%         0%         32%            0%

1995      $ 672,767       97%        $ 246,389      $ 0         37%         0%         49%            0%


From time to time the Trustees will review whether the recapture for the benefit of the funds of some portion of the brokerage commissions or similar fees paid by the funds on portfolio transactions is legally permissible and advisable. Each fund seeks to recapture soliciting broker-dealer fees on the tender of portfolio securities, but at present no other recapture arrangements are in effect. The Trustees intend to continue to review whether recapture opportunities are available and are legally permissible and, if so, to determine in the exercise of their business judgment whether it would be advisable for each fund to seek such recapture.
Although the Trustees and officers of each fund are substantially the same as those of other funds managed by FMR, investment decisions for each fund are made independently from those of other funds managed by FMR or accounts managed by FMR affiliates. It sometimes happens that the same security is held in the portfolio of more than one of these funds or accounts. Simultaneous transactions are inevitable when several funds and accounts are managed by the same investment adviser, particularly when the same security is suitable for the investment objective of more than one fund or account.
When two or more funds are simultaneously engaged in the purchase or sale of the same security, the prices and amounts are allocated in accordance with procedures believed to be appropriate and equitable for each fund. In some cases this system could have a detrimental effect on the price or value of the security as far as each fund is concerned. In other cases, however, the ability of the funds to participate in volume transactions will produce better executions and prices for the funds. It is the current opinion of the Trustees that the desirability of retaining FMR as investment adviser to each fund outweighs any disadvantages that may be said to exist from exposure to simultaneous transactions.
   VALUATION
FSC normally determines each class's net asset value per share (NAV) as of the close of the New York Stock Exchange (NYSE) (normally 4:00 p.m. Eastern time). The valuation of portfolio securities is determined as of this time for the purpose of computing each class's NAV.
   HIGH INCOME PORTFOLIO
Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Fixed-income securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets.
Or, fixed-income securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the funds may use various pricing services or discontinue the use of any pricing service.
Most equity securities for which the primary market is the United States are valued at last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or last bid price normally is used.
Futures contracts and options are valued on the basis of market quotations, if available. Securities of other open-end investment companies are valued at their respective NAVs.
Foreign securities are valued based on prices furnished by independent brokers or quotation services which express the value of securities in their local currency. FSC gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currencies into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of NAV. If an extraordinary event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange on which that security is traded, then that security will be valued as determined in good faith by a committee appointed by the Board of Trustees.
Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value. In addition, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. The procedures set forth above need not be used to determine the value of the securities owned by a fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair market value of such securities.
   EQUITY-INCOME, CONTRAFUND, GROWTH, GROWTH & INCOME, OVERSEAS, ASSET
MANAGER, ASSET MANAGER: GROWTH, BALANCED, AND GROWTH     OPPORTUNITIES
PORTFOLIOS
Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is the United States are valued at last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price (on the local exchange) is unavailable, the last evaluated quote or last bid price normally is used. Securities of other open-end investment companies are valued at their respective NAVs.
Fixed-income securities and other assets for which market quotations are readily available may be valued at market values determined by such securities' most recent bid prices (sales prices if the principal market is an exchange) in the principal market in which they normally are traded, as furnished by recognized dealers in such securities or assets. Or, fixed-income securities and convertible securities may be valued on the basis of information furnished by a pricing service that uses a valuation matrix which incorporates both dealer-supplied valuations and electronic data processing techniques. Use of pricing services has been approved by the Board of Trustees. A number of pricing services are available, and the funds may use various pricing services or discontinue the use of any pricing service.
Futures contracts and options are valued on the basis of market quotations, if available.
Foreign securities are valued based on prices furnished by independent brokers or quotation services which express the value of securities in their local currency. FSC gathers all exchange rates daily at the close of the NYSE using the last quoted price on the local currency and then translates the value of foreign securities from their local currencies into U.S. dollars. Any changes in the value of forward contracts due to exchange rate fluctuations and days to maturity are included in the calculation of NAV. If an extraordinary event that is expected to materially affect the value of a portfolio security occurs after the close of an exchange on which that security is traded, then that security will be valued as determined in good faith by a committee appointed by the Board of Trustees.
Short-term securities with remaining maturities of sixty days or less for which market quotations and information furnished by a pricing service are not readily available are valued either at amortized cost or at original cost plus accrued interest, both of which approximate current value. In addition, securities and other assets for which there is no readily available market value may be valued in good faith by a committee appointed by the Board of Trustees. The procedures set forth above need not be used to determine the value of the securities owned by a fund if, in the opinion of a committee appointed by the Board of Trustees, some other method would more accurately reflect the fair market value of such securities.
PERFORMANCE
The funds may quote performance in various ways. All performance information supplied by the funds in advertising is historical and is not intended to indicate future returns. Each fund's share price, yield and total return fluctuate in response to market conditions and other factors, and the value of a fund's shares when redeemed may be more or less than their original cost.
   YIELD CALCULATIONS. Yields for a class are computed by dividing the class's pro rata share of the applicable interest and dividend
income,     if any, for a given 30-day or one-month period, net of
expenses, by the average number of shares of that class entitled to receive distributions during the period, dividing this figure by the class's net asset value (NAV) at the end of the period, and annualizing the result (assuming compounding of income) in order to arrive at an annual percentage rate. Income is calculated for purposes of yield quotations in accordance with standardized methods applicable to all stock and bond funds. Dividends from equity investments are treated as if they were accrued on a daily basis, solely for the purposes of yield calculations. In general, interest income is reduced with respect to bonds trading at a premium over their par value by subtracting a portion of the premium from income on a daily basis, and is increased with respect to bonds trading at a discount by adding a portion of the discount to daily income. For a fund's investments denominated in foreign currencies, income and expenses are calculated first in their respective currencies, and are then converted to U.S. dollars, either when they are actually converted or at the end of the 30-day or one month period, whichever is earlier. Capital gains and losses generally are excluded from the calculation as are gains and losses from currency exchange rate fluctuations.
Income calculated for the purposes of calculating a class's yield differs from income as determined for other accounting purposes. Because of the different accounting methods used, and because of the compounding of income assumed in yield calculations, a class's yield may not equal its distribution rate, the income paid to your account, or the income reported in the fund's financial statements.
In calculating a class's yield, a fund may from time to time use a portfolio security's coupon rate instead of its yield to maturity in order to reflect the risk premium on that security. This practice will have the effect of reducing the class's yield.
Yield information may be useful in reviewing a class's performance and in providing a basis for comparison with other investment alternatives. However, each class's yield fluctuates, unlike investments that pay a fixed interest rate over a stated period of time. When comparing investment alternatives, investors should also note the quality and maturity of the portfolio securities of respective investment companies they have chosen to consider. Investors should recognize that in periods of declining interest rates a class's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates a class's yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a fund from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of the fund's holdings, thereby reducing the class's current yield. In periods of rising interest rates, the opposite can be expected to occur.
TOTAL RETURN CALCULATIONS. Total returns quoted in advertising reflect all aspects of a class's return, including the effect of reinvesting dividends and capital gain distributions, and any change in the class's NAV over a stated period. Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in a class over a stated period, and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant over the period. For example, a cumulative total return of 100% over ten years would produce an average annual total return of 7.18%, which is the steady annual rate of return that would equal 100% growth on a compounded basis in ten years. Average annual total returns covering periods of less than one year are calculated by determining a class's total return for the period, extending that return for a full year (assuming that return remains constant over the year), and quoting the result as an annual return. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that a class's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to the actual year-to-year performance of the class.
In addition to average annual total returns, a class may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship of these factors and their contributions to total return. Total returns may be quoted on a before-tax or after-tax basis. Total returns, yields, and other performance information may be quoted numerically or in a table, graph, or similar illustration.
NET ASSET VALUE. Charts and graphs using a class's NAVs, adjusted NAVs, and benchmark indices may be used to exhibit performance. An adjusted NAV includes any distributions paid and reflects all elements of return. Unless otherwise indicated, a class's adjusted NAVs are not adjusted for sales charges, if any.
MOVING AVERAGES. A fund may illustrate performance using moving averages. A long-term moving average is the average of each week's adjusted closing NAV for a specified period. A short-term moving average is the average of each day's adjusted closing NAV for a specified period. Moving Average Activity Indicators combine adjusted closing NAVs from the last business day of each week with moving averages for a specified period to produce indicators showing when a NAV has crossed, stayed above, or stayed below its moving average.
   HISTORICAL FUND RESULTS. The following table shows the funds' yields (High Income Portfolio) and total returns for Service Class shares for the periods ended June 30, 1997. The initial offering of Service Class shares of each fund is expected to begin on or about
November 3,     1997. Service Class returns prior to the initial
offering date are those of the original class of each fund ("Initial Class"), which does not have a 12b-1 fee. Service Class returns would have been lower if the applicable Service Class 12b-1 fee had been reflected in returns prior to the initial offering date.



             AVERAGE ANNUAL TOTAL RETURNS                 CUMULATIVE TOTAL RETURNS

   AS OF
6/30/97    30-DAY   ONE           FIVE  10 YEARS/         SIX             ONE             FIVE             10 YEARS/
              YIELD YEAR          YEARS LIFE OF           MONTHS          YEAR            YEARS            LIFE OF
                                           FUND*                                                           FUND*



   HIGH
INCOME     7.06%        14.47% 13.24%   11.48%              7.70%          14.47%           86.25%          196.43%
   PORTFOLIO

   ASSET
MANAGER    N/A          20.45% 12.43%   12.43%              11.20%         20.45%           79.68%          149.96%
   PORTFOLIO

   ASSET
MANAGER:   N/A          25.51% N/A          23.29%          14.14%         25.51%          N/A              68.55%
   GROWTH PORTFOLIO

   EQUITY-
INCOME     N/A          25.66% 20.09%   13.66%              16.39%         25.66%           149.77%         259.94%
   PORTFOLIO

   CONTRAFUND
PORTFOLIO  N/A          25.07% N/A          29.11%          11.63%         25.07%          N/A              89.06%

   GROWTH
PORTFOLIO  N/A          17.92% 19.89%   14.33%              13.83%         17.92%           147.66%         281.48%

   OVERSEAS
PORTFOLIO  N/A          22.69% 11.30%   8.93%               16.44%         22.69%           70.76%          135.23%

   GROWTH &
INCOME     N/A         N/A        N/A   N/A             16.06%            N/A              N/A              14.90%
   PORTFOLIO

   BALANCED
PORTFOLIO  N/A          24.77% N/A          15.39%          14.05%         24.77%          N/A              42.89%

   GROWTH
OPPORTUNI
TIES       N/A          29.02% N/A          26.86%          15.45%         29.02%          N/A              80.95%
   PORTFOLIO


Note: If FMR had not reimbursed certain fund expenses during certain of these periods, the Service Class total returns would have been lower.
   * 10-year return for High Income, Equity-Income and Growth Portfolios; Overseas Portfolio commenced operations January 28, 1987; Asset Manager Portfolio commenced operations September 6, 1989; Asset
Manager: Growth, Contrafund, Balanced and Growth     Opportunities
Portfolios commenced operations January 3, 1995; and Growth & Income Portfolio commenced operations December 31, 1996.
The following tables show the income and capital elements of each fund's Service Class cumulative total return. The tables compare each fund's Service Class return to the record of the Standard & Poor's 500 Index (S&P 500), the Dow Jones Industrial Average (DJIA), and the cost of living, as measured by the Consumer Price Index (CPI), over the same period. The CPI information is as of the month-end closest to the initial investment date for each fund. The S&P 500 and DJIA comparisons are provided to show how each fund's Service Class total return compared to the record of a broad unmanaged index of common
stocks and a narrower set of stocks of    major industrial companies,
respectively, over the same period. Because High Income Portfolio invests in fixed-income securities, common stocks represent a different type of investment from the fund. Common stocks generally
offer greater growth potential than     the funds, but generally
experience greater price volatility, which means greater potential for
loss. In addition, common stocks    generally provide lower income
than a fixed-income investment such as a bond fund. Each fund has the
ability to invest in securities not     included in either index, and
its investment portfolio may or may not be similar in composition to the indexes. The S&P 500 and DJIA returns are based on the prices of unmanaged groups of stocks and, unlike each fund's Service Class returns, do not include the effect of brokerage commissions or other costs of investing.
   The initial offering of Service Class shares of each fund is expected to begin on or about November 3, 1997. Service Class
figures     prior to the initial offering date are those of Initial
Class, the original class of each fund, which does not have a 12b-1 fee. Service Class figures would have been lower if the applicable Service Class 12b-1 fee had been reflected in figures prior to the initial offering date.
HIGH INCOME PORTFOLIO   .     During the ten-year period ended
December 31, 1996, a hypothetical $10,000 investment in Service Class
of    High Income Portfolio would have grown to $28,713, assuming all distributions were reinvested. This was a period of fluctuating
interest rates     and bond prices and the figures below should not be
considered representative of the dividend income or capital gain or loss that could be realized from an investment in the class today.



   HIGH INCOME PORTFOLIO-SERVICE CLASS                                INDICES

   YEAR    VALUE OF        VALUE OF        VALUE OF        TOTAL    S&P 500          DJIA              COST OF
   ENDED   INITIAL         REINVESTED   REINVESTED         VALUE                                       LIVING
           $10,000         DIVIDEND        CAPITAL GAIN
           INVESTMENT   DISTRIBUTIONS   DISTRIBUTIONS

   1996    $ 11,560     $ 15,734        $ 1,419         $ 28,713   $ 41,499          $ 46,181          $ 14,353

   1995    $ 11,127     $ 13,088        $ 964           $ 25,179   $ 33,750          $ 35,882          $ 13,891

   1994    $ 9,926      $ 10,072        $ 860           $ 20,858   $ 24,531          $ 26,244          $ 13,548

   1993    $ 11,071     $ 9,869         $ 266           $ 21,206   $ 24,213          $ 25,001          $ 13,195

   1992    $ 9,991      $ 7,484         $ 138           $ 17,613   $ 21,996          $ 21,370          $ 12,842

   1991    $ 8,818      $ 5,361         $ 121           $ 14,300   $ 20,434          $ 19,916          $ 12,480

   1990    $ 6,528      $ 3,969         $ 90            $ 10,587   $ 15,660          $ 16,018          $ 12,109

   1989    $ 7,488      $ 3,237         $ 103           $ 10,828   $ 16,164          $ 16,104          $ 11,412

   1988    $ 8,920      $ 2,257         $ 123           $ 11,300   $ 12,275          $ 12,222          $ 10,905

   1987    $ 8,938      $ 1,061         $ 123           $ 10,122   $ 10,526          $ 10,543          $ 10,443


Explanatory Notes: With an initial investment of $10,000 in Service Class of High Income Portfolio on January 1, 1987, the net amount invested in Service Class shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted to
$23,613. If     distributions had not been reinvested, the amount of
distributions earned from the class over time would have been smaller,
and cash payments    for the period would have amounted to $7,751 for
dividends and $702 for capital gain distributions. Tax consequences of
different     investments have not been factored into the above
figures.
EQUITY-INCOME PORTFOLIO. During the ten-year period ended December 31,
1996, a hypothetical $10,000 investment in Service    Class of
Equity-Income Portfolio would have grown to $36,228, assuming all distributions were reinvested. This was a period of fluctuating interest rates, bond prices, and stock prices and the figures below should not be considered representative of the dividend income or capital gain or loss that could be realized from an investment in the class today.



   EQUITY-INCOME PORTFOLIO-SERVICE CLASS                                 INDICES

   YEAR    VALUE OF        VALUE OF        VALUE OF    TOTAL             S&P 500           DJIA              COST OF
   ENDED   INITIAL         REINVESTED   REINVESTED        VALUE                                              LIVING
           $10,000         DIVIDEND        CAPITAL GAIN
           INVESTMENT   DISTRIBUTIONS   DISTRIBUTIONS

   1996    $ 20,988     $ 9,127         $ 6,113        $ 36,228          $ 41,499          $ 46,181          $ 14,353

   1995    $ 19,232     $ 8,313         $ 4,156        $ 31,701          $ 33,750          $ 35,882          $ 13,891

   1994    $ 15,319     $ 6,048         $ 2,099        $ 23,466          $ 24,531          $ 26,244          $ 13,548

   1993    $ 15,409     $ 5,518         $ 990          $ 21,917          $ 24,213          $ 25,001          $ 13,195

   1992    $ 13,373     $ 4,296         $ 859          $ 18,528          $ 21,996          $ 21,370          $ 12,842

   1991    $ 11,826     $ 3,265         $ 760          $ 15,851          $ 20,434          $ 19,916          $ 12,480

   1990    $ 9,491      $ 1,959         $ 610          $ 12,060          $ 15,660          $ 16,018          $ 12,109

   1989    $ 12,265     $ 1,679         $ 292          $ 14,236          $ 16,164          $ 16,104          $ 11,412

   1988    $ 10,988     $ 977           $ 167          $ 12,132          $ 12,275          $ 12,222          $ 10,905

   1987    $ 9,401      $ 343           $ 143          $ 9,887           $ 10,526          $ 10,543          $ 10,443


Explanatory Notes: With an initial investment of $10,000 in Service Class of Equity-Income Portfolio on January 1, 1987, the net amount invested in Service Class shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their
cash value at the time they were reinvested), amounted    to $19,805.
If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $4,232 for dividends
and $3,024 for capital gain distributions. Tax consequences     of
different investments have not been factored into the above figures. GROWTH PORTFOLIO. During the ten-year period ended December 31, 1996,
a hypothetical $10,000 investment in Service Class of    Growth
Portfolio would have grown to $41,000, assuming all distributions were
reinvested. This was a period of fluctuating stock prices and     the
figures below should not be considered representative of the dividend income or capital gain or loss that could be realized from an investment in the class today.



   GROWTH PORTFOLIO-SERVICE CLASS                                           INDICES

   YEAR    VALUE OF        VALUE OF        VALUE OF         TOTAL           S&P 500        DJIA              COST OF
   ENDED   INITIAL         REINVESTED   REINVESTED          VALUE                                            LIVING
           $10,000         DIVIDEND        CAPITAL GAIN
           INVESTMENT   DISTRIBUTIONS   DISTRIBUTIONS

   1996    $ 31,047     $ 2,594         $ 7,359             $ 41,000     $ 41,499          $ 46,181          $ 14,353

   1995    $ 29,113     $ 2,330         $ 4,301             $ 35,744     $ 33,750          $ 35,882          $ 13,891

   1994    $ 21,625     $ 1,586         $ 3,195             $ 26,406     $ 24,531          $ 26,244          $ 13,548

   1993    $ 23,011     $ 1,542         $ 1,858             $ 26,411     $ 24,213          $ 25,001          $ 13,195

   1992    $ 19,701     $ 1,198         $ 1,226             $ 22,125     $ 21,996          $ 21,370          $ 12,842

   1991    $ 18,455     $ 1,071         $ 713               $ 20,239     $ 20,434          $ 19,916          $ 12,480

   1990    $ 12,871     $ 541           $ 497               $ 13,909     $ 15,660          $ 16,018          $ 12,109

   1989    $ 15,135     $ 399           $ 224               $ 15,758     $ 16,164          $ 16,104          $ 11,412

   1988    $ 11,685     $ 124           $ 173               $ 11,982     $ 12,275          $ 12,222          $ 10,905

   1987    $ 10,110     $ 106           $ 150               $ 10,366     $ 10,526          $ 10,543          $ 10,443


Explanatory Notes: With an initial investment of $10,000 in Service Class of Growth Portfolio on January 1, 1987, the net amount invested in Service Class shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their
cash value at the time they were reinvested), amounted to    $16,555.
If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $1,196 for dividends
and $4,506 for capital gain distributions. Tax c    onsequences of
different investments have not been factored into the above figures. OVERSEAS PORTFOLIO. During the period from January 28, 1987 (commencement of operations) to December 31, 1996, a hypothetical
   $10,000 investment in Service Class of Overseas Portfolio would have grown to $21,254, assuming all distributions were reinvested. This was a period of fluctuating stock prices and the figures below should not be considered representative of the dividend income or capital gain or loss that could be realized from an investment in the class today.



   OVERSEAS PORTFOLIO-SERVICE CLASS                                   INDICES

   YEAR    VALUE OF        VALUE OF        VALUE OF    TOTAL          S&P 500           DJIA              COST OF
   ENDED   INITIAL         REINVESTED   REINVESTED     VALUE                                              LIVING**
           $10,000         DIVIDEND        CAPITAL GAIN
           INVESTMENT   DISTRIBUTIONS   DISTRIBUTIONS

   1996    $ 18,840     $ 1,979         $ 435           $ 21,254   $ 36,629          $ 40,630          $ 14,263

   1995    $ 17,060     $ 1,571         $ 152           $ 18,783   $ 29,789          $ 31,568          $ 13,804

   1994    $ 15,670     $ 1,375         $ 71            $ 17,116   $ 21,653          $ 23,089          $ 13,462

   1993    $ 15,480     $ 1,276         $ 70            $ 16,826   $ 21,371          $ 21,996          $ 13,112

   1992    $ 11,530     $ 720           $ 0             $ 12,250   $ 19,414          $ 18,801          $ 12,761

   1991    $ 13,090     $ 631           $ 0             $ 13,721   $ 18,036          $ 17,522          $ 12,401

   1990    $ 12,420     $ 285           $ 0             $ 12,705   $ 13,822          $ 14,092          $ 12,032

   1989    $ 12,670     $ 250           $ 0             $ 12,920   $ 14,267          $ 14,168          $ 11,340

   1988    $ 10,110     $ 121           $ 0             $ 10,231   $ 10,834          $ 10,753          $ 10,836

   1987*   $ 9,350      $ 112           $ 0             $ 9,462    $ 9,291           $ 9,276           $ 10,378


* From January 28, 1987 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Service Class of Overseas Portfolio on January 28, 1987, the net amount invested in Service Class shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted to
$11,705. If di    stributions had not been reinvested, the amount of
distributions earned from the class over time would have been smaller,
and cash payments    for the period would have amounted to $1,280 for
dividends and $330 for capital gain distributions. Tax consequences of
different investments     (with the exception of foreign tax
withholdings) have not been factored into the above figures.
ASSET MANAGER PORTFOLIO. During the period from September 6, 1989
(commencement of operations) to December 31, 1996, a    hypothetical
$10,000 investment in Service Class of Asset Manager Portfolio would
have grown to $22,477, assuming all distributions were     reinvested.
This was a period of fluctuating interest rates, bond prices, and stock prices and the figures below should not be considered representative of the dividend income or capital gain or loss that could be realized from an investment in the class today.



ASSET MANAGER PORTFOLIO-SERVICE CLASS                              INDICES

   YEAR    VALUE OF        VALUE OF        VALUE OF        TOTAL   S&P 500            DJIA              COST OF
   ENDED   INITIAL         REINVESTED   REINVESTED         VALUE                                        LIVING**
           $10,000         DIVIDEND        CAPITAL GAIN
           INVESTMENT   DISTRIBUTIONS   DISTRIBUTIONS

   1996    $ 16,930     $ 3,418         $ 2,129         $ 22,477   $ 26,004          $ 29,109          $ 12,729

   1995    $ 15,790     $ 2,448         $ 1,375         $ 19,613   $ 21,148          $ 22,617          $ 12,319

   1994    $ 13,790     $ 1,779         $ 1,201         $ 16,770   $ 15,372          $ 16,542          $ 12,014

   1993    $ 15,420     $ 1,642         $ 795           $ 17,857   $ 15,172          $ 15,758          $ 11,701

   1992    $ 13,320     $ 1,004         $ 406           $ 14,730   $ 13,783          $ 13,470          $ 11,388

   1991    $ 12,550     $ 610           $ 25            $ 13,185   $ 12,804          $ 12,554          $ 11,067

   1990    $ 10,240     $ 497           $ 21            $ 10,758   $ 9,813           $ 10,096          $ 10,738

   1989*   $ 9,970      $ 91            $ 20            $ 10,081   $ 10,128          $ 10,151          $ 10,120


* From September 6, 1989 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Service Class of Asset Manager Portfolio on September 6, 1989, the net amount invested in Service Class shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their
cash value at the time they were reinvested), amounted    to $14,386.
If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $2,320 for dividends
and $1,530 for capital gain distributions. Tax consequences     of
different investments have not been factored into the above figures. CONTRAFUND PORTFOLIO. During the period from January 3, 1995 (commencement of operations) to December 31, 1996, a hypothetical
   $10,000 investment in Service Class of Contrafund Portfolio would have grown to $16,937, assuming all distributions were reinvested.
This     was a period of fluctuating stock prices and the figures
below should not be considered representative of the dividend income or capital gain or loss that could be realized from an investment in the class today.



CONTRAFUND PORTFOLIO-SERVICE CLASS                                    INDICES

YEAR     VALUE OF   VALUE OF        VALUE OF        TOTAL             S&P 500           DJIA              COST OF
ENDED    INITIAL    REINVESTED      REINVESTED      VALUE                                                 LIVING**
         $10,000    DIVIDEND        CAPITAL GAIN
         INVESTMENT DISTRIBUTIONS   DISTRIBUTIONS







   1996  $ 16,560   $ 73            $ 304           $ 16,937          $ 16,915          $ 17,594          $ 10,595

   1995* $ 13,790   $ 61            $ 121           $ 13,972          $ 13,756          $ 13,670          $ 10,254


* From January 3, 1995 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Service Class of Contrafund Portfolio on January 3, 1995, the net amount invested in Service Class shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their
cash value at the time they were reinvested), amounted to    $10,321.
If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $60 for dividends and
$250 for capital gain distributions. Tax consequences of     different
investments have not been factored into the above figures.
ASSET MANAGER: GROWTH PORTFOLIO. During the period from January 3, 1995 (commencement of operations) to December 31, 1996, a hypothetical $10,000 investment in Service Class of Asset Manager:
Growth Portfolio would have grown to $14,767, assuming all
distrib    utions were reinvested. This was a period of fluctuating
interest rates, bond prices, and stock prices and the figures below should not be considered representative of the dividend income or capital gain or loss that could be realized from an investment in the class today.



ASSET MANAGER: GROWTH PORTFOLIO-SERVICE CLASS                         INDICES

YEAR     VALUE OF   VALUE OF       VALUE OF         TOTAL             S&P 500           DJIA              COST OF
ENDED    INITIAL    REINVESTED     REINVESTED       VALUE                                                 LIVING**
         $10,000    DIVIDEND       CAPITAL GAIN
         INVESTMENT DISTRIBUTIONS  DISTRIBUTIONS







   1996  $ 13,100   $ 348            $ 1,319          $ 14,767          $ 16,915          $ 17,594          $ 10,595

   1995* $ 11,770   $ 110            $ 422            $ 12,302          $ 13,756          $ 13,670          $ 10,254


* From January 3, 1995 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Service Class of Asset Manager: Growth Portfolio on January 3, 1995, the net amount invested in Service Class shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted to $11,554. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $320 for dividends and $1,170 for capital gain distributions. Tax consequences of different investments have not been factored into the above figures.
BALANCED PORTFOLIO. During the period from January 3, 1995 (commencement of operations) to December 31, 1996, a hypothetical
   $10,000 investment in Service Class of Balanced Portfolio would have grown to $12,528, assuming all distributions were reinvested.
This was a     period of fluctuating interest rates, bond prices, and
stock prices and the figures below should not be considered representative of the dividend income or capital gain or loss that could be realized from an investment in the class today.



BALANCED PORTFOLIO-SERVICE CLASS                                     INDICES

YEAR     VALUE OF      VALUE OF        VALUE OF      TOTAL            S&P 500           DJIA              COST OF
ENDED    INITIAL       REINVESTED      REINVESTED    VALUE                                                LIVING**
         $10,000       DIVIDEND        CAPITAL GAIN
         INVESTMENT    DISTRIBUTIONS   DISTRIBUTIONS







   1996  $ 12,230      $ 154             $ 144         $ 12,528          $ 16,915          $ 17,594          $ 10,595

   1995* $ 11,170      $ 141             $ 81          $ 11,392          $ 13,756          $ 13,670          $ 10,254


* From January 3, 1995 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Service Class of Balanced Portfolio on January 3, 1995, the net amount invested in Service Class shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested
dividends    and capital gain distributions for the period covered
(their cash value at the time they were reinvested), amounted to
$10,271. If distributions had     not been reinvested, the amount of
distributions earned from the class over time would have been smaller,
and cash payments for the period    would have amounted to $140 for
dividends and $130 for capital gain distributions. Tax consequences of
different investments have not been     factored into the above
figures.
GROWTH OPPORTUNITIES PORTFOLIO. During the period from January 3, 1995
(commencement of operations) to December 31, 1996, a    hypothetical
$10,000 investment in Service Class of Growth Opportunities Portfolio
would have grown to $15,673, assuming all distrib    utions were
reinvested. This was a period of fluctuating stock prices and the figures below should not be considered representative of the dividend income or capital gain or loss that could be realized from an investment in the class today.



GROWTH OPPORTUNITIES PORTFOLIO-SERVICE CLASS                          INDICES

YEAR     VALUE OF      VALUE OF     VALUE OF        TOTAL             S&P 500           DJIA              COST OF
ENDED    INITIAL       REINVESTED   REINVESTED      VALUE                                                 LIVING**
                       $10,000      DIVIDEND        CAPITAL GAIN
                       INVESTMENT   DISTRIBUTIONS   DISTRIBUTIONS







   1996  $ 15,400      $ 130           $ 143           $ 15,673          $ 16,915          $ 17,594          $ 10,595

   1995* $ 13,070      $ 111           $ 71            $ 13,252          $ 13,756          $ 13,670          $ 10,254


* From January 3, 1995 (commencement of operations).
** From month-end closest to initial investment date.
Explanatory Notes: With an initial investment of $10,000 in Service Class of Growth Opportunities Portfolio on January 3, 1995, the net amount invested in Service Class shares was $10,000. The cost of the initial investment ($10,000), together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested), amounted to $10,231. If distributions had not been reinvested, the amount of distributions earned from the class over time would have been smaller, and cash payments for the period would have amounted to $110 for dividends and $120 for capital gain distributions. Tax consequences of different investments have not been factored into the above figures.
PERFORMANCE COMPARISONS. A class's performance may be compared to the performance of other mutual funds in general, or to the performance of particular types of mutual funds. These comparisons may be expressed as mutual fund rankings prepared by Lipper Analytical Services, Inc. (Lipper), an independent service located in Summit, New Jersey that monitors the performance of mutual funds. Generally, Lipper rankings are based on total return, assume reinvestment of distributions, do
not take sales charges or    trading fees into consideration, and are
prepared without regard to tax consequences. Lipper may also rank bond
funds based on     yield. In addition to the mutual fund rankings, a
class's performance may be compared to stock, bond, and money market mutual fund performance indices prepared by Lipper or other organizations. When comparing these indices, it is important to remember the risk and return characteristics of each type of investment. For example, while stock mutual funds may offer higher potential returns, they also carry the highest degree of share price volatility. Likewise, money market funds may offer greater stability of principal, but generally do not offer the higher potential returns available from stock mutual funds.
The Asset Allocation Composite Indices (for Asset Manager and Asset
Manager: Growth) are hypothetical representations of the performance of the funds' three asset classes according to their respective weighting in each fund's neutral mix. The weightings are rebalanced monthly. Beginning January 1, 1997, the Asset Allocation Composite Index represents Asset Manager's three asset classes according to their respective weighting in the fund's neutral mix (10% - short-term/money market; 40% - bonds; and 50% - stocks), and beginning January 1, 1997, the Aggressive Asset Allocation Composite Index represents Asset Manager: Growth's three asset classes according to their respective weighting in the fund's neutral mix (5% - short-term/money market; 25% - bonds; and 70% - stocks). The following indices are used to calculate the three asset allocation composite indices: the Salomon Brothers 3-month T-Bill Total Rate of Return Index, representing the average of T-Bill rates for each of the prior three months, adjusted to a bond equivalent yield basis (short-term and money market instruments); the Lehman Brothers Aggregate Bond Index, a market value weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgaged-backed securities with maturities of at least one year; and the S&P 500, a widely recognized, unmanaged index of common stocks. Prior to January 1, 1997, the Asset Allocation Composite Index represented Asset Manager's three asset classes according to their respective weighting in the fund's neutral mix (20% - short-term instruments; 40% - bonds; and 40% - stocks), and prior to January 1, 1997, the Aggressive Asset Allocation Composite Index represented Asset Manager: Growth's three asset classes according to their respective weighting in the fund's neutral mix (5%
- short-term instruments; 30% - bonds; and 65% - stocks). The following indices were used to calculate the three asset allocation composite indices: the Salomon Brothers 3-month T-Bill Total Rate of Return Index; the Lehman Brothers Treasury Bond Index, a widely utilized benchmark of bond market performance that includes virtually all long-term public obligations of the U.S. Treasury (bonds); and the S&P 500.
Asset Manager and Asset Manager: Growth have the ability to invest in securities that are not included in any of the indices, and each fund's actual investment portfolio may not reflect the composition or the weighting of the indices used. The S&P 500 and the asset allocation composite indices include reinvestment of income or dividends and are based on the prices of unmanaged groups of stocks or U.S. Treasury obligations. Unlike each fund's returns, the indices do not include the effect of paying brokerage commissions, spreads, or other costs of investing. Historical results are used for illustrative purposes only and do not reflect the past or future performance of the funds.
The following table represents the comparative indices calendar year-to-year performance of the funds' asset classes:
       SALOMON BROTHERS 3-MONTH    LEHMAN BROTHERS TREASURY    S&P 500
       T-BILL TOTAL RATE OF        BOND INDEX
       RETURN INDEX

1996    5.25%                       2.70%                       22.96%

1995    5.75                        18.35                       37.58

1994    4.24                        -3.38                       1.32

1993    3.09                        10.68                       10.08

1992    3.61                        7.21                        7.62

1991    5.75                        15.29                       30.47

1990    7.90                        8.54                        -3.10

1989    8.64                        14.38                       31.69

1988    6.76                        6.99                        16.61

1987    5.91                        2.00                        5.10

1986    6.23                        15.61                       18.56

From time to time, a class's performance may also be compared to other mutual funds tracked by financial or business publications and periodicals. For example, the fund may quote Morningstar, Inc. in its advertising materials. Morningstar, Inc. is a mutual fund rating service that rates mutual funds on the basis of risk-adjusted performance. Rankings that compare the performance of Fidelity funds to one another in appropriate categories over specific periods of time may also be quoted in advertising.
A class's performance may also be compared to that of a benchmark index representing the universe of securities in which the fund may invest. The total return of a benchmark index reflects reinvestment of all dividends and capital gains paid by securities included in the index. Unlike a class's returns, however, the index returns do not reflect brokerage commissions, transaction fees, or other costs of investing directly in the securities included in the index.
A fund may be compared in advertising to Certificates of Deposit (CDs) or other investments issued by banks or other depository institutions. Mutual funds differ from bank investments in several respects. For example, a fund may offer greater liquidity or higher potential returns than CDs, a fund does not guarantee your principal or your return, and fund shares are not FDIC insured.
Fidelity may provide information designed to help individuals understand their investment goals and explore various financial strategies. Such information may include information about current economic, market, and political conditions; materials that describe general principles of investing, such as asset allocation, diversification, risk tolerance, and goal setting; questionnaires designed to help create a personal financial profile; worksheets used to project savings needs based on assumed rates of inflation and hypothetical rates of return; and action plans offering investment alternatives. Materials may also include discussions of Fidelity's asset allocation funds and other Fidelity funds, products, and services.
Ibbotson Associates of Chicago, Illinois (Ibbotson) provides historical returns of the capital markets in the United States, including common stocks, small capitalization stocks, long-term corporate bonds, intermediate-term government bonds, long-term government bonds, Treasury bills, the U.S. rate of inflation (based on the CPI), and combinations of various capital markets. The performance of these capital markets is based on the returns of different indices.
Fidelity funds may use the performance of these capital markets in order to demonstrate general risk-versus-reward investment scenarios. Performance comparisons may also include the value of a hypothetical investment in any of these capital markets. The risks associated with the security types in any capital market may or may not correspond directly to those of the funds. Ibbotson calculates total returns in the same method as the funds. The funds may also compare performance to that of other compilations or indices that may be developed and made available in the future.
In advertising materials, Fidelity may reference or discuss its products and services, which may include other Fidelity funds; retirement investing; brokerage products and services; model portfolios or allocations; saving for college or other goals; charitable giving; and the Fidelity credit card. In addition, Fidelity may quote or reprint financial or business publications and periodicals as they relate to current economic and political conditions, fund management, portfolio composition, investment philosophy, investment techniques, the desirability of owning a particular mutual fund, and Fidelity services and products. Fidelity may also reprint, and use as advertising and sales literature, articles from Fidelity Focus(registered trademark), a quarterly magazine provided free of charge to Fidelity fund shareholders.
A fund may be advertised as part of certain asset allocation programs involving other Fidelity or non-Fidelity mutual funds. These asset allocation programs may advertise a model portfolio and its performance results.
A fund may be advertised as part of a no transaction fee (NTF) program in which Fidelity and non-Fidelity mutual funds are offered. An NTF program may advertise performance results.
A fund may present its fund number, Quotron(trademark) number, and CUSIP number, and discuss or quote its current portfolio manager. VOLATILITY. A fund may quote various measures of volatility and benchmark correlation in advertising. In addition, the fund may compare these measures to those of other funds. Measures of volatility seek to compare a class's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate how valid a comparative benchmark may be. All measures of volatility and correlation are calculated using averages of historical data. In advertising, a fund may also discuss or illustrate examples of interest rate sensitivity.
MOMENTUM INDICATORS indicate a class's price movements over specific periods of time. Each point on the momentum indicator represents the class's percentage change in price movements over that period.
A fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a class at periodic intervals, thereby purchasing fewer shares when prices are high and more shares when prices are low. While such a strategy does not assure a profit or guard against loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals. In evaluating such a plan, investors should consider their ability to continue purchasing shares during periods of low price levels.
   As of August 31, 1997, FMR advised over $29 billion in tax-free fund assets, $ 97 billion in money market fund assets, $368 billion in equity fund assets, $74 billion in international fund assets, and $27 billion in Spartan fund assets. The funds may reference the growth and variety of money market mutual funds and the adviser's innovation and participation in the industry. The equity funds under management figure represents the largest amount of equity fund assets under management by a mutual fund investment adviser in the United States, making FMR America's leading equity (stock) fund manager. FMR, its subsidiaries, and affiliates maintain a worldwide information and communications network for the purpose of researching and managing investments abroad.
Each fund is available only through the purchase of variable annuity and variable life insurance contracts offering deferral of income taxes on earnings, which may produce superior after-tax returns over time. For example, a $1,000 investment earning a taxable return of 10% annually would have an after-tax value of $1,949 after ten years, assuming tax was deducted from the return each year at a 31% rate. An equivalent tax-deferred investment would have an after-tax value of $2,100 after ten years, assuming tax was deducted at a 31% rate from the tax-deferred earnings at the end of the ten-year period. Individuals holding shares of a fund through a variable annuity or variable life insurance contract may receive additional tax benefits from the deferral of income taxes associated with variable contracts. Individuals should consult their tax advisors to determine the effect of holding variable contracts on their individual tax situations. YIELDS AND TOTAL RETURNS QUOTED FOR A CLASS INCLUDE THE CLASS'S EXPENSES, BUT MAY NOT INCLUDE CHARGES AND EXPENSES ATTRIBUTABLE TO ANY PARTICULAR INSURANCE PRODUCT. BECAUSE YOU CAN PURCHASE SHARES OF EACH FUND ONLY THROUGH A VARIABLE ANNUITY AND/OR A VARIABLE LIFE INSURANCE CONTRACT, YOU SHOULD CAREFULLY REVIEW THE PROSPECTUS OF THE INSURANCE PRODUCT YOU HAVE CHOSEN FOR INFORMATION ON RELEVANT CHARGES AND EXPENSES. Excluding these charges from quotations of a class's performance has the effect of increasing the performance quoted. INTERNATIONAL INDICES, MARKET CAPITALIZATION, AND NATIONAL
STOCK MARKET RETURN
The following tables show the total market capitalization of certain countries according to the Morgan Stanley Capital International Indices database, the total market capitalization of Latin American countries according to the International Finance Corporation Emerging Markets database, and the performance of national stock markets as measured in U.S. dollars by the Morgan Stanley Capital International stock market indices for the twelve months ended December 31, 1996. Of course, these results are not indicative of future stock market performance or the funds' performance. Market conditions during the periods measured fluctuated widely. Brokerage commissions and other fees are not factored into the values of the indices.
MARKET CAPITALIZATION. Companies outside the U.S. now make up nearly two-thirds of the world's stock market capitalization. According to Morgan Stanley Capital International, the size of the markets as measured in U.S. dollars grew from $5,080.3 ($8,621.7 including the U.S.) billion in 1995 to $5,749.4 ($10,078.9 including the U.S.)
billion in 1996.
The following table measures the total market capitalization of certain countries according to the Morgan Stanley Capital International Indices database. The value of the markets is measured in billions of U.S. dollars as of December 31, 1996.
TOTAL MARKET CAPITALIZATION
AUSTRALIA   $ 168.3   JAPAN                $ 1,842.4

AUSTRIA      23.8     NETHERLANDS           269.8

BELGIUM      67.9     NORWAY                31.5

CANADA       271.8    SINGAPORE/MALAYSIA    76.7/148.3

DENMARK      50.5     SPAIN                 129.0

FRANCE       395.0    SWEDEN                143.8

GERMANY      465.9    SWITZERLAND           321.0

HONG KONG    214.6    UNITED KINGDOM        1,093.6

ITALY        175.6    UNITED STATES         4,549.1

The following table measures the total market capitalization of Latin American countries according to the International Finance Corporation Emerging Markets database. The value of the markets is measured in billions of U.S. dollars as of December 31, 1996.
TOTAL MARKET CAPITALIZATION - LATIN AMERICA
ARGENTINA   $ 30.6

BRAZIL       109.9

CHILE        31.8

COLOMBIA     5.8

MEXICO       74.6

VENEZUELA    9.8

NATIONAL STOCK MARKET PERFORMANCE. Certain national stock markets have outperformed the U.S. stock market. The first table below represents the performance of national stock markets as measured in U.S. dollars by the Morgan Stanley Capital International stock market indices for the twelve months ended December 31, 1996. The second table shows the same performance as measured in local currency. Each table measures total return based on the period's change in price, dividends paid on stocks in the index, and the effect of reinvesting dividends net of any applicable foreign taxes. These are unmanaged indices composed of a sampling of selected companies representing an approximation of the market structure of the designated country.
STOCK MARKET PERFORMANCE MEASURED IN U.S. DOLLARS
AUSTRALIA    17.8%   JAPAN                 -15.4%

AUSTRIA      4.9     NETHERLANDS           28.5

BELGIUM      13.1    NORWAY                29.2

CANADA       29.3    SINGAPORE/MALAYSIA   -6.9/25.9

DENMARK      22.4    SPAIN                 41.3

FRANCE       21.8    SWEDEN                38.0

GERMANY      14.1    SWITZERLAND           2.8

HONG KONG    33.1    UNITED KINGDOM        27.4

ITALY        13.4    UNITED STATES         24.1

STOCK MARKET PERFORMANCE MEASURED IN LOCAL CURRENCY
AUSTRALIA    10.4%   JAPAN                 -4.8%

AUSTRIA      12.9    NETHERLANDS           38.7

BELGIUM      22.1    NORWAY                30.6

CANADA       29.9    SINGAPORE/MALAYSIA   -7.9/25.2

DENMARK      30.3    SPAIN                 51.5

FRANCE       29.5    SWEDEN                42.2

GERMANY      22.9    SWITZERLAND           20.0

HONG KONG    33.1    UNITED KINGDOM        15.6

ITALY        8.7     UNITED STATES         24.1

The following table shows the average annualized stock market returns measured in U.S. dollars as of December 31, 1996.
STOCK MARKET PERFORMANCE
                 Five Years Ended    Ten Years Ended
                 December 31, 1996   December 31, 1996

Germany           10.89%              45.12%

Hong Kong         17.84               38.95

Japan             -3.63               5.91

Spain             5.38                19.33

United Kingdom    11.78               46.08

United States     12.70               43.60

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
Each fund is open for business and the net asset value per share (NAV) of each class is calculated each day the New York Stock Exchange
   (NYSE) is open for trading. The NYSE has designated the following holiday closings for 1997 and 1998: New Year's Day, Martin Luther King's Birthday (in 1998), Presidents' Day, Good Friday, Memorial Day, Independence Day (observed), Labor Day, Thanksgiving Day, and
Christmas     Day. Although FMR expects the same holiday schedule to
be observed in the future, the NYSE may modify its holiday schedule at any time. In addition, the funds will not process wire purchases and redemptions on days when the Federal Reserve Wire System is closed. FSC normally determines each class's NAV as of the close of the NYSE (normally 4:00 p.m. Eastern time). However, NAV may be calculated earlier if trading on the NYSE is restricted or as permitted by the Securities and Exchange Commission (SEC). To the extent that portfolio securities are traded in other markets on days when the NYSE is closed, a class's NAV may be affected on days when investors do not have access to the fund to purchase or redeem shares. In addition, trading in some of a fund's portfolio securities may not occur on days when the fund is open for business.
If the Trustees determine that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing a class's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.
In the Prospectus, each fund has notified shareholders that it reserves the right at any time, without prior notice, to refuse exchange purchases by any person or group if, in FMR's judgment, the fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise potentially be adversely affected.
DISTRIBUTIONS AND TAXES
For a discussion of tax consequences of variable contracts, please refer to your insurance company's separate account prospectus. Variable contracts purchased through insurance company separate accounts provide for the accumulation of all earnings from interest, dividends, and capital appreciation without current federal income tax liability to the owner. Depending on the variable contract, distributions from the contract may be subject to ordinary income tax and a 10% penalty tax on distributions before age 59. Only the portion of a distribution attributable to income is subject to federal income tax. Investors should consult with competent tax advisers for a more complete discussion of possible tax consequences in a particular situation.
Section 817(h) of the Internal Revenue Code provides that the investments of a separate account underlying a variable insurance contract (or the investments of a mutual fund, the shares of which are owned by the variable separate account) must be "adequately diversified" in order for the contract to be treated as an annuity or life insurance for tax purposes. The Treasury Department has issued regulations prescribing these diversification requirements. Each fund intends to comply with these requirements.
Each fund intends to qualify each year as a "regulated investment company" for tax purposes so that it will not be liable for federal tax on income and capital gains distributed to shareholders. In order to qualify as a regulated investment company and avoid being subject to federal income or excise taxes, each fund intends to distribute substantially all its net taxable income and net realized capital gains within each calendar year as well as on a fiscal year basis. Each fund also intends to comply with other tax rules applicable to regulated investment companies, including a requirement that gross capital gains from selling securities held less than three months must constitute less than 30% of the fund's gross income for each fiscal year. Gains from some forward currency contracts, futures contracts, and options are included in this 30% calculation, which may limit a fund's investments in such instruments. Income and capital gain distributions are reinvested in additional shares of the same class of the fund. This is done to preserve the tax advantaged status of the variable contracts. Each fund is treated as a separate entity from the other funds of its respective trust for tax purposes.
If a fund purchases shares in certain foreign investment entities, defined as passive foreign investment companies (PFICs) in the Internal Revenue Code, it may be subject to U.S. federal income tax on a portion of any excess distribution or gain from the disposition of such shares. Interest charges may also be imposed on a fund with respect to deferred taxes arising from such distributions or gains. Generally, a fund will elect to mark-to-market any PFIC shares. Unrealized gains will be recognized as income for tax purposes and must be distributed to shareholders as dividends.
BALANCED PORTFOLIO - As of December 31, 1996, the fund had a capital loss carryforward of approximately $372,000, which will expire on December 31, 2004.
FMR
All of the stock of FMR is owned by FMR Corp., its parent organized in 1972. The voting common stock of FMR Corp. is divided into two classes. Class B is held predominantly by members of the Edward C. Johnson 3d family and is entitled to 49% of the vote on any matter acted upon by the voting common stock. Class A is held predominantly by non-Johnson family member employees of FMR Corp. and its affiliates and is entitled to 51% of the vote on any such matter. The Johnson family group and all other Class B shareholders have entered into a shareholders' voting agreement under which all Class B shares will be voted in accordance with the majority vote of Class B shares. Under the Investment Company Act of 1940 (1940 Act), control of a company is presumed where one individual or group of individuals owns more than 25% of the voting stock of that company. Therefore, through their ownership of voting common stock and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the 1940 Act, to form a controlling group with respect to FMR Corp.
At present, the principal operating activities of FMR Corp. are those conducted by its division Fidelity Investments Retail Marketing Company, which provides marketing services to various companies within the Fidelity organization.
Fidelity investment personnel may invest in securities for their own accounts pursuant to a code of ethics that sets forth all employees' fiduciary responsibilities regarding the funds, establishes procedures for personal investing and restricts certain transactions. For example, all personal trades in most securities require pre-clearance, and participation in initial public offerings is prohibited. In addition, restrictions on the timing of personal investing in relation to trades by Fidelity funds and on short-term trading have been adopted.
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board, and executive officers of the trust are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. All persons named as Trustees and Members of the Advisory Board also serve in similar capacities for other funds advised by FMR. The business address of each Trustee, Member of the Advisory Board, and officer who is an "interested person" (as defined in the Investment Company Act of 1940) is 82 Devonshire Street, Boston, Massachusetts 02109, which is also the address of FMR. The business address of all the other Trustees is Fidelity Investments, P.O. Box 9235, Boston, Massachusetts 02205-9235. Those Trustees who are "interested persons" by virtue of their affiliation with either the trust or FMR are indicated by an asterisk (*).
*EDWARD C. JOHNSON 3d (67), Trustee and President, is Chairman, Chief Executive Officer and a Director of FMR Corp.; a Director and Chairman of the Board and of the Executive Committee of FMR; Chairman and a Director of FMR Texas Inc., Fidelity Management & Research (U.K.) Inc., and Fidelity Management & Research (Far East) Inc.
J. GARY BURKHEAD (56), Member of the Advisory Board (1997), is Vice Chairman and a Member of the Board of Directors of FMR Corp. (1997), and President and Chief Executive Officer of the Fidelity Institutional Group (1997). Previously, Mr. Burkhead served as
   President of Fidelity Management & Research Company.
RALPH F. COX (65), Trustee, is President of RABAR Enterprises (management consulting - engineering industry, 1994). Prior to February 1994, he was President of Greenhill Petroleum Corporation (petroleum exploration and production). Until March 1990, Mr. Cox was President and Chief Operating Officer of Union Pacific Resources Company (exploration and production). He is a Director of USA Waste Services, Inc. (non-hazardous waste, 1993), CH2M Hill Companies (engineering), Rio Grande, Inc. (oil and gas production), and Daniel Industries (petroleum measurement equipment manufacturer). In addition, he is a member of advisory boards of Texas A&M University and the University of Texas at Austin.
PHYLLIS BURKE DAVIS (65), Trustee (1992). Prior to her retirement in September 1991, Mrs. Davis was the Senior Vice President of Corporate Affairs of Avon Products, Inc. She is currently a Director of BellSouth Corporation (telecommunications), Eaton Corporation (manufacturing, 1991), and the TJX Companies, Inc. (retail stores), and previously served as a Director of Hallmark Cards, Inc. (1985-1991) and Nabisco Brands, Inc. In addition, she is a member of the President's Advisory Council of The University of Vermont School of Business Administration.
ROBERT M. GATES (54), Trustee (1997), is a consultant, author, and lecturer (1993). Mr. Gates was Director of the Central Intelligence Agency (CIA) from 1991-1993. From 1989 to 1991, Mr. Gates served as Assistant to the President of the United States and Deputy National Security Advisor. Mr. Gates is currently a Trustee for the Forum for International Policy, a Board Member for the Virginia Neurological Institute, and a Senior Advisor of the Harvard Journal of World Affairs. In addition, Mr. Gates serves as a member of the corporate board for Lucas Varity PLC (automotive components and diesel engines), Charles Stark Draper Laboratory (non-profit), NACCO Industries, Inc. (mining and manufacturing), and TRW Inc. (original equipment and replacement products).
E. BRADLEY JONES (69), Trustee. Prior to his retirement in 1984, Mr. Jones was Chairman and Chief Executive Officer of LTV Steel Company. He is a Director of TRW Inc. (original equipment and replacement products), Consolidated Rail Corporation, Birmingham Steel Corporation, and RPM, Inc. (manufacturer of chemical products), and he previously served as a Director of NACCO Industries, Inc. (mining and manufacturing, 1985-1995), Hyster-Yale Materials Handling, Inc. (1985-1995), and Cleveland-Cliffs Inc. (mining), and as a Trustee of First Union Real Estate Investments. In addition, he serves as a Trustee of the Cleveland Clinic Foundation, where he has also been a member of the Executive Committee as well as Chairman of the Board and President, a Trustee and member of the Executive Committee of University School (Cleveland), and a Trustee of Cleveland Clinic Florida.
DONALD J. KIRK (64), Trustee, is Executive-in-Residence (1995) at Columbia University Graduate School of Business and a financial consultant. From 1987 to January 1995, Mr. Kirk was a Professor at Columbia University Graduate School of Business. Prior to 1987, he was Chairman of the Financial Accounting Standards Board. Mr. Kirk is a Director of General Re Corporation (reinsurance), and he previously served as a Director of Valuation Research Corp. (appraisals and valuations, 1993-1995). In addition, he serves as Chairman of the Board of Directors of the National Arts Stabilization Fund, Chairman of the Board of Trustees of the Greenwich Hospital Association, a Member of the Public Oversight Board of the American Institute of Certified Public Accountants' SEC Practice Section (1995), and as a Public Governor of the National Association of Securities Dealers, Inc. (1996).
*PETER S. LYNCH (54), Trustee, is Vice Chairman and Director of FMR
(1992). Prior to May 31, 1990, he was a Director of FMR and Executive Vice President of FMR (a position he held until March 31, 1991); Vice President of Fidelity Magellan Fund and FMR Growth Group Leader; and Managing Director of FMR Corp. Mr. Lynch was also Vice President of
Fidelity Investments Corporate Services    (1991-1992). In addition,
he serves as a Trustee of Boston College, Massachusetts Eye & Ear
Infirmary, Historic Deerfield (1989) and     Society for the
Preservation of New England Antiquities, and as an Overseer of the Museum of Fine Arts of Boston.
WILLIAM O. McCOY (64), Trustee (1997), is the Vice President of Finance for the University of North Carolina (16-school system, 1995). Prior to his retirement in December 1994, Mr. McCoy was Vice Chairman of the Board of BellSouth Corporation (telecommunications, 1984) and President of BellSouth Enterprises (1986). He is currently a Director of Liberty Corporation (holding company, 1984), Weeks Corporation of Atlanta (real estate, 1994), Carolina Power and Light Company (electric utility, 1996) and the Kenan Transport Co. (1996). Previously, he was a Director of First American Corporation (bank holding company, 1979-1996). In addition, Mr. McCoy serves as a member of the Board of Visitors for the University of North Carolina at Chapel Hill (1994) and for the Kenan-Flager Business School (University of North Carolina at Chapel Hill, 1988).
GERALD C. McDONOUGH (68), Trustee and Chairman of the non-interested
Trustees, is Chairman of G.M. Management Group    (strategic advisory
services). Mr. McDonough is a Director of York     International Corp.
(air conditioning and refrigeration), Commercial Intertech Corp. (hydraulic systems, building systems, and metal products, 1992), CUNO, Inc. (liquid and gas filtration products, 1996), and Associated Estates Realty Corporation (a real estate investment trust, 1993). Mr. McDonough served as a Director of ACME-Cleveland Corp. (metal working, telecommunications, and electronic products) from 1987-1996.
MARVIN L. MANN (64), Trustee (1993), is Chairman of the Board, President, and Chief Executive Officer of Lexmark International, Inc. (office machines, 1991). Prior to 1991, he held the positions of Vice President of International Business Machines Corporation ("IBM") and President and General Manager of various IBM divisions and subsidiaries. Mr. Mann is a Director of M.A. Hanna Company
   (chemicals, 1993), Imation Corp. (imaging and information storage,
1997), and Infomart (marketing services, 1991), a Trammell Crow Co. In
addition, he serves as the Campaign Vice     Chairman of the Tri-State
United Way (1993) and is a member of the University of Alabama President's Cabinet.
   *ROBERT C. POZEN (51), Trustee (1997) and Senior Vice President, is
also President and a Director of FMR (1997), and President     and a
Director of FMR Texas Inc. (1997), Fidelity Management & Research (U.K.) Inc. (1997), and Fidelity Management & Research (Far East) Inc.
(1997). Previously, Mr. Pozen served as General Counsel, Managing Director, and Senior Vice President of FMR Corp. Mr. Pozen currently serves as a Trustee for only Variable Insurance Products Fund III. THOMAS R. WILLIAMS (69), Trustee, is President of The Wales Group, Inc. (management and financial advisory services). Prior to retiring in 1987, Mr. Williams served as Chairman of the Board of First Wachovia Corporation (bank holding company), and Chairman and Chief Executive Officer of The First National Bank of Atlanta and First Atlanta Corporation (bank holding company). He is currently a Director of ConAgra, Inc. (agricultural products), Georgia Power Company (electric utility), National Life Insurance Company of Vermont, American Software, Inc., and AppleSouth, Inc. (restaurants, 1992).
   DWIGHT D. CHURCHILL (43), is Vice President of Bond Funds, Group Leader of the Bond Group, and Senior Vice President of FMR (1997). Mr. Churchill joined Fidelity in 1993 as Vice President and Group Leader of Taxable Fixed-Income Investments. Prior to joining Fidelity, he spent three years as president and CEO of CSI Asset Management, Inc. in Chicago, an investment management subsidiary of The Prudential.
   BART A. GRENIER (38), is Vice President of certain High-Income Bond Funds (1997). Mr. Grenier rejoined Fidelity in August 1997 from DDJ Capital Management, LLC, where he had served as Managing Director since April 1997. Mr. Grenier originally joined Fidelity in 1991 as a senior analyst. Mr. Grenier served as a Director of High-Income Group research and as Director of U.S. Equity research from 1994 to March 1996. He later became Group Leader of the Income-Growth and Asset Allocation-Income Groups in 1996 and Assistant Equity Division Head in 1997.
   ABIGAIL P. JOHNSON (35), is Vice President of certain Equity Funds
(1997), and is a Director of FMR Corp. (1994). Before assuming her current responsibilities, Ms. Johnson managed a number of Fidelity funds.
   WILLIAM J. HAYES (63), Vice President (1994), is Vice President of Fidelity's equity funds; Senior Vice President of FMR; and Managing Director of FMR Corp.
   FRED L. HENNING, JR. (58), is Vice President of Fidelity's Fixed-Income Group (1995) and Senior Vice President of FMR (1995). Before assuming his current responsibilities, Mr. Henning was head of Fidelity's Money Market Division.
   ROBERT A. LAWRENCE (45), is Vice President of certain Equity Funds, Vice President of Fidelity Real Estate High Income Fund and Fidelity Real Estate High Income Fund II (1994), and Senior Vice President of FMR (1993). Mr. Lawrence joined Fidelity in 1991 as a Vice President of FMR.
   RICHARD A. SPILLANE, JR. (46), is Vice President of certain Equity Funds and Senior Vice President of FMR (1997). Since joining Fidelity, Mr. Spillane was Chief Investment Officer for Fidelity International, Limited. Prior to that position, Mr. Spillane served as Director of Research.
   WILLIAM DANOFF (37), is Vice President of VIP II: Contrafund Portfolio (1995), other funds advised by FMR, and an employee of
FMR.
   KEVIN E. GRANT (37), is Vice President of VIP III: Balanced Portfolio (1996), other funds advised by FMR, and an employee of
FMR.
   BARRY J. COFFMAN (37), is Vice President of VIP: High Income Portfolio (1992) and an employee of FMR.
   STEPHEN R. PETERSEN (41), is Vice President of VIP: Equity-Income Portfolio (1997), other funds advised by FMR, and an employee of
FMR.
   JENNIFER S. UHRIG (36), is Vice President of VIP: Growth Portfolio
(1997), other funds advised by FMR, and an employee of FMR.
   BETH F. TERRANA (40), is Vice President of VIP III: Growth & Income Portfolio (1996), other funds advised by FMR, and an employee of
FMR.
   BETTINA E. DOULTON (33), is Vice President of VIP III: Balanced Portfolio (1996), other funds advised by FMR, and an employee of
FMR.
   RICHARD C. HABERMANN (57), is Vice President of VIP II: Asset Manager Portfolio (1996), VIP II: Asset Manager: Growth Portfolio
(1996), other funds advised by FMR, and an employee of FMR.
   CHARLES S. MORRISON II (56), is Vice President of VIP II: Asset Manager Portfolio (1996), VIP II: Asset Manager: Growth Portfolio
(1997), other funds advised by FMR, and an employee of FMR.
   JOHN J. TODD (48), is Vice President of VIP II: Asset Manager Portfolio and VIP II: Asset Manager: Growth Portfolio (1996), other funds advised by FMR, and an employee of FMR.
   RICHARD R. MACE, JR. (35), is Vice President of VIP: Overseas Portfolio (1996), other funds advised by FMR, and an employee of
FMR.
   GEORGE A. VANDERHEIDEN (51), is Vice President of VIP III: Growth
Opportunities Portfolio (1995), other funds advised by FMR, and a    n
employee of FMR.
ARTHUR S. LORING (50), Secretary, is Senior Vice President (1993) and General Counsel of FMR, Vice President-Legal of FMR Corp., and Vice President and Clerk of FDC.
RICHARD A. SILVER (50), Treasurer (1997), is Treasurer of the Fidelity funds and is an employee of FMR (1997). Before joining FMR, Mr. Silver served as Executive Vice President, Fund Accounting & Administration at First Data Investor Services Group, Inc. (1996-1997). Prior to 1996, Mr. Silver was Senior Vice president and Chief Financial Officer at The Colonial Group, Inc. Mr. Silver also served as Chairman of the Accounting/Treasurer's Committee of the Investment Company Institute (1987-1993).
ROBERT H. MORRISON (57), Manager of Security Transactions of Fidelity's equity funds, is Vice President of FMR.
JOHN H. COSTELLO (51), Assistant Treasurer, is an employee of FMR. LEONARD M. RUSH (51), Assistant Treasurer (1994), is an employee of FMR (1994). Prior to becoming Assistant Treasurer of the Fidelity funds, Mr. Rush was Chief Compliance Officer of FMR Corp. (1993-1994) and Chief Financial Officer of Fidelity Brokerage Services, Inc. (1990-1993).
The following table sets forth information describing the compensation of each Trustee and Member of the Advisory Board of each fund for his or her services for the fiscal year ended December 31, 1996.
   COMPENSATION TABLE



   Agregate
Compensation
from a Fund
                                                                             William
                                                                             O.
                                    Robert                                   McCoy
                                    M.                                       (double
                           Richard  Gates                                    dagger)        Edward
                           J.       (double  Edward                          (double        H.
                           Flynn    dagger)  C.                      Peter   dagger)        Malone         Robert
J. Gary                    (double  (double  Johnson                 S.      (double Gerald (double        C.
Burkhead Ralph     Phyllis dagger)  dagger)   3d      E.      Donald Lynch   dagger) C.     dagger) Marvin Pozen   Thomas
(double  F.        Burke   (double  (double  (double  Bradley J.     (double (double McDo   (double L.     (double R.
dagger)  Cox       Davis   dagger)  dagger)  dagger)  Jones   Kirk   dagger) dagger) nough  dagger) Mann   dagger) Williams

High IncomeB
$ 0      $ 407     $ 397    $ 498   $ 0      $ 0      $ 397   $ 402  $ 0     $ 260   $ 402  $ 403   $ 398  $ 0     $ 402

Equity-
0        1,960     1,908    2,385   0        0        1,908   1,930  0       1,251   1,932  1,939   1,917  0       1,929
IncomeC,K

GrowthD,K
0        1,719     1,682    2,107   0        0        1,682   1,702  0       1,115   1,705  1,700   1,680  0       1,702

OverseasE,K
0        516       502      626      0       0        502     488    0       323     508    510     505    0       508

Asset
0        1,162     1,144    1,423    0       0        1,144   1,156  0       704     1,155  1,149   1,137  0      1,156
ManagerF,K

ContrafundG
0        484       468      591      0       0        468     475    0       344     477    481     474    0      474

Asset Manager:
0        42        40       50       0       0        40      41     0       30      41     41      41     0      41
GrowthH

BalancedI
0        23        22       28       0       0        22      23     0       16      23     23      23     0      23

Growth &
0        50        50       65       0       0        50      50     0       35      50     50      50     0      50
Income+

Growth
0        86        82       104      0       0        82      84     0       60      84     84      84     0      83
OpportunitiesJ

TOTAL
$ 0    $ 137,700 $134,700 $168,000 $ 0   $ 0   $ 134,700 $136,200 $ 0 $ 85,333 $ 136,200 $136,200 $ 134,700 $ 0 $136,200
   COMPENSATION
   FROM THE FUND
   COMPLEX ++, A


(double dagger) Interested Trustees of the funds and Mr. Burkhead are compensated by FMR.
(double dagger)(double dagger) Richard J. Flynn and Edward H. Malone served on the Board of Trustees through December 31, 1996.
   (double dagger)(double dagger)(double dagger) Mr. Gates was appointed to the Board of Trustees of each trust effective March 1, 1997.
   (double dagger)(double dagger)(double dagger)(double dagger) During the period from May 1, 1996 through December 31, 1996, William O. McCoy served as a Member of the Advisory Board of each trust. Mr. McCoy was appointed to the Board of Trustees of each trust effective January 1, 1997.
+ Estimated
++ Information is for the calendar year ended December 31, 1996 for 235 funds in the complex.
A Compensation figures include cash, a pro rata portion of benefits accrued under the retirement program for the period ended December 30, 1996 and required to be deferred, and may include amounts deferred at the election of Trustees.
   B The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F. Cox, $15, Phyllis Burke Davis, $15, Richard J. Flynn, $0, E. Bradley Jones, $15, Donald J. Kirk, $15, Gerald C. McDonough, $15, Edward H. Malone, $15, Marvin L. Mann, $15, and Thomas R. Williams, $15.
   C The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F. Cox, $75, Phyllis Burke Davis, $75, Richard J. Flynn, $0, E. Bradley Jones, $75, Donald J. Kirk, $75, Gerald C. McDonough, $75, Edward H. Malone, $75, Marvin L. Mann, $75, and Thomas R. Williams, $75.
   D The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F. Cox, $65, Phyllis Burke Davis, $65, Richard J. Flynn, $0, E. Bradley Jones, $65, Donald J. Kirk, $65, Gerald C. McDonough, $65, Edward H. Malone, $65, Marvin L. Mann, $65, and Thomas R. Williams, $65.
   E The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F. Cox, $20, Phyllis Burke Davis, $20, Richard J. Flynn, $0, E. Bradley Jones, $20, Donald J. Kirk, $20, Gerald C. McDonough, $20, Edward H. Malone, $20, Marvin L. Mann, $20, and Thomas R. Williams, $20.
   F The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F. Cox, $44, Phyllis Burke Davis, $44, Richard J. Flynn, $0, E. Bradley Jones, $44, Donald J. Kirk, $44, Gerald C. McDonough, $44, Edward H. Malone, $44, Marvin L. Mann, $44, and Thomas R. Williams, $44.
   G The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F. Cox, $19, Phyllis Burke Davis, $19, Richard J. Flynn, $0, E. Bradley Jones, $19, Donald J. Kirk, $19, Gerald C. McDonough, $19, Edward H. Malone, $19, Marvin L. Mann, $19, and Thomas R. Williams, $19.
   H The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F. Cox, $2, Phyllis Burke Davis, $2, Richard J. Flynn, $0, E. Bradley Jones, $2, Donald J. Kirk, $2, Gerald C. McDonough, $2, Edward H. Malone, $2, Marvin L. Mann, $2, and Thomas R. Williams, $2.
   I The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F. Cox, $1, Phyllis Burke Davis, $1, Richard J. Flynn, $0, E. Bradley Jones, $1, Donald J. Kirk, $1, Gerald C. McDonough, $1, Edward H. Malone, $1, Marvin L. Mann, $1, and Thomas R. Williams, $1.
   J The following amounts are required to be deferred by each non-interested Trustee, most of which is subject to vesting: Ralph F. Cox, $3, Phyllis Burke Davis, $3, Richard J. Flynn, $0, E. Bradley Jones, $3, Donald J. Kirk, $3, Gerald C. McDonough, $3, Edward H. Malone, $3, Marvin L. Mann, $3, and Thomas R. Williams, $3.
   K For the fiscal year ended December 31, 1996, certain of the non-interested Trustees' aggregate compensation from certain funds includes accrued voluntary deferred compensation as follows:
Equity-Income (Cox, $1,885, Malone, $1,864, Mann, $1,842); Growth (Cox, $1,654, Malone, $1,635, Mann, $1,615); Overseas (Cox, $496,
Malone, $490, Mann, $485); Asset Manager (Cox, $1,118, Malone, $1,105, Mann, $1,093).
Under a retirement program adopted in July 1988 and modified in November 1995 and November 1996, each non-interested Trustee who retired before December 30, 1996 may receive payments from a Fidelity fund during his or her lifetime based on his or her basic trustee fees and length of service. The obligation of a fund to make such payments is neither secured nor funded. A Trustee became eligible to participate in the program at the end of the calendar year in which he or she reached age 72, provided that, at the time of retirement, he or she had served as a Fidelity fund Trustee for at least five years. Under a deferred compensation plan adopted in September 1995 and amended in November 1996 (the Plan), non-interested Trustees must defer receipt of a portion of, and may elect to defer receipt of an additional portion of, their annual fees. Amounts deferred under the Plan are treated as though equivalent dollar amounts had been invested in shares of a cross-section of Fidelity funds including funds in each major investment discipline and representing a majority of Fidelity's assets under management (the Reference Funds). The amounts ultimately received by the Trustees under the Plan will be directly linked to the investment performance of the Reference Funds. Deferral of fees in accordance with the Plan will have a negligible effect on a fund's assets, liabilities, and net income per share, and will not obligate a fund to retain the services of any Trustee or to pay any particular level of compensation to the Trustee. A fund may invest in the Reference Funds under the Plan without shareholder approval.
As of December 30, 1996, the non-interested Trustees terminated the retirement program for Trustees who retire after such date. In connection with the termination of the retirement program, each then-existing non-interested Trustee received a credit to his or her Plan account equal to the present value of the estimated benefits that would have been payable under the retirement program. The amounts credited to the non-interested Trustees' Plan accounts are subject to vesting and are treated as though equivalent dollar amounts had been invested in shares of the Reference Funds. The amounts ultimately received by the Trustees in connection with the credits to their Plan accounts will be directly linked to the investment performance of the Reference Funds. The termination of the retirement program and related crediting of estimated benefits to the Trustees' Plan accounts did not result in a material cost to the funds.
   As of October 1, 1997, the Trustees, Members of the Advisory Board, and officers of each fund owned, in the aggregate, less than 1% of each fund's total outstanding shares.
   A shareholder owning of record or beneficially more than 25% of a fund's outstanding shares may be considered a controlling person. That shareholder's vote could have a more significant effect on matters presented at a shareholders' meeting than votes of other shareholders. As of October 1, 1997, significant shares of the funds were held by
the following companies with the figures beneath each     fund
representing that company's holdings as a percentage of that fund's total outstanding shares.



                 High    Equity-I  Growth  Overseas  Asset    Asset     Contrafund  Balanced  Growth         Growth &
                Income   ncome                       Manager  Manager:                        Opportunities  Income
                                                             Growth

   Empire Fidelity Investments Life Insurance
Company         --          --        --    --          --   --            --          --        --             8%
   (New York, NY)

   Fidelity Investments Life Insurance
Company        14%          17%        13%  14%         18%  68%           31%         25%        27%           78%
   (Boston, MA)

   The Life Insurance Company of
VIrginia         --           6%        --  --          12%  --            6%          --         --            --
   (Richmon, VA)

   Nationwide Life and Annuity
Company          45%         29%        29% 36%         26%  --            25%         70%     67%              7%
   (Columbus, OH)

   The New England Life Insurance
Company        --           --          --  9%           --  --            --          --         --            --
   (Boston, MA)

   The Travelers Insurance
Company        --             5%        8%  --          10%  --            --          --         --            --
   (Hartford, CT)

   Aetna Insurance Company of
America        --             7%        7%  --          --   --            11%         --         --            --
   (Hartford, CT)

   United of Omaha Life Insurance
Company        --           --          --  --          --   9%            --          --         --            --
   (Omaha, NE)

   Allmerica Financial Life Insurance & Annuity
Company        12%          8%          8%   6%         --   --            --          --         --            --
   (Worcester, MA)


MANAGEMENT CONTRACTS
Each fund employs FMR to furnish investment advisory and other services. Under its management contract with each fund, FMR acts as investment adviser and, subject to the supervision of the Board of Trustees, directs the investments of the fund in accordance with its investment objective, policies, and limitations. FMR also provides each fund with all necessary office facilities and personnel for
servicing the     fund's investments, compensates all officers of each
fund and all Trustees who are "interested persons" of the trusts or of FMR, and all personnel of each fund or FMR performing services relating to research, statistical, and investment activities.
In addition, FMR or its affiliates, subject to the supervision of the Board of Trustees, provide the management and administrative services necessary for the operation of each fund. These services include providing facilities for maintaining each fund's organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters, and other persons dealing with each fund; preparing all general shareholder communications and conducting
shareholder relations; maintaining each fund's records and    the
registration of each fund's shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for each fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees.
In addition to the management fee payable to FMR and the fees payable
to FSC and FIIOC, each fund or each class    thereof    , as
applicable    ,     pays all of its expenses that are not assumed by
those parties. Each fund pays for typesetting, printing, and mailing proxy material to shareholders, legal expenses, and the fees of the custodian, auditor, and non-interested Trustees. Although each fund's current management contract provides that it will pay for typesetting, printing, and mailing prospectuses, statements of additional information, notices, and reports to existing shareholders, each trust on behalf of each fund has entered into a revised transfer agent agreement with FIIOC, pursuant to which FIIOC bears the cost of providing these services to existing shareholders of the applicable classes. Other expenses paid by each fund or each class
   thereof    , as applicable   ,     include interest, taxes,
brokerage commissions, the fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary
filing   s     under state securities law   s.     Each fund is also
liable for such non-recurring expenses as may arise, including costs
of any litigation to which    the     fund may be a party, and any
obligation it may have to indemnify its officers and Trustees with respect to litigation.
FMR is each fund's manager pursuant to management contracts dated as follows:



             High      Equity-Inc Growth    Overseas  Asset     Growth &  Balanced  Contrafund Asset       Growth
             Income    ome                            Manager   Income                         Manager:    Opportunities
                                                                                               Growth

Contract
Dated        January   January    January   January   January   January   November  November   November    November
             1, 1994   1, 1993    1, 1993   1, 1993   1, 1993   1, 1997   18, 1994  1, 1994    1, 1994     18, 1994

Date Approved by
Shareholders December  December   December  December  December  December  November  November   November    November
             15, 1993  16, 1992   16, 1992  16, 1992  16, 1992  19, 1996  21, 1994  9, 1994    9, 1994     21, 1994


   HIGH INCOME PORTFOLIO. For the services of FMR under the contract,
the fund pays FMR a monthly management fee composed of the     sum of
two elements: a group fee rate and an individual fund fee rate.
The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.
GROUP FEE RATE SCHEDULE   EFFECTIVE ANNUAL FEE RATES

Average Group   Annualized   Group Net   Effective Annual
Assets          Rate         Assets      Fee Rate





$ 0        -     3 billion   .3700%   $ 0.5 billion   .3700%

3          -     6           .3400    25              .2664

6          -     9           .3100    50              .2188

9          -     12          .2800    75              .1986

12         -     15          .2500    100             .1869

15         -     18          .2200    125             .1793

18         -     21          .2000    150             .1736

21         -     24          .1900    175             .1695

24         -     30          .1800    200             .1658

30         -     36          .1750    225             .1629

36         -     42          .1700    250             .1604

42         -     48          .1650    275             .1583

48         -     66          .1600    300             .1565

66         -     84          .1550    325             .1548

84         -     120         .1500    350             .1533

120        -     174         .1450    400             .1507

174        -     228         .1400

228        -     282         .1375

282        -     336         .1350

Over 336                     .1325

   Prior to January 1, 1994, the group fee rate was based on a schedule with breakpoints ending at .1400% for average group assets in excess of $174 billion. The group fee rate breakpoints shown above for average group assets in excess of $120 billion and under $228 billion were voluntarily adopted by FMR on January 1, 1992. The additional breakpoints shown above for average group assets in excess of $228 billion were voluntarily adopted by FMR on November 1, 1993. The fund's current management contract reflects these extensions of the group fee rate schedule.
On August 1, 1994, FMR voluntarily revised    the prior extensions
to     the group fee rate schedule, and added new breakpoints for average group assets in excess of $156 billion and under $372 billion as shown in the schedule below. The revised group fee rate schedule was identical to the above schedule for average group assets under $156 billion.
On January 1, 1996, FMR voluntarily added new breakpoints to the revised schedule for average group assets in excess of $372 billion, pending shareholder approval of a new management contract reflecting the revised schedule and additional breakpoints. The revised group fee rate schedule and its extensions provide for lower management fee rates as FMR's assets under management increase. For average group assets in excess of $156 billion, the revised group fee rate schedule with additional breakpoints voluntarily adopted by FMR is as follows:
GROUP FEE RATE SCHEDULE   EFFECTIVE ANNUAL FEE RATES

Average Group   Annualized   Group Net   Effective Annual
Assets          Rate         Assets      Fee Rate





$ 120      -     156 billion   .1450%   $ 150 billion   .1736%

156        -     192           .1400     175            .1690

192        -     228           .1350     200            .1652

228        -     264           .1300     225            .1618

264        -     300           .1275     250            .1587

300        -     336           .1250     275            .1560

336        -     372           .1225     300            .1536

372        -     408           .1200     325            .1514

408        -     444           .1175     350            .1494

444        -     480           .1150     375            .1476

480        -     516           .1125     400            .1459

Over 516                       .1100     425            .1443

                                         450            .1427

                                         475            .1413

                                         500            .1399

                                         525            .1385

                                         550            .1372

The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $453 billion of group net assets - the approximate level for December 1996 - was .1425%, which is the weighted average of the respective fee rates for each level of group net assets up to $453 billion.
   The individual fund fee rate for High Income Portfolio is .45%.
Based on the average group net assets of the funds advised by FMR
for December 1996, the annual management fee rate for    the     fund
would be calculated as follows:
HIGH INCOME PORTFOLIO
Group Fee Rate         Individual Fund Fee Rate         Management Fee Rate

 .1425%           +     .45%                       =     .5925%

   One-twelfth of the annual management fee rate is applied to the fund's net assets averaged for the most recent month, giving a
dollar     amount, which is the fee for that month.
During the fiscal years ended December 31, 1996, 1995, and 1994, FMR received $7,422,311, $4,956,133, and $2,999,205, respectively, for its services as investment adviser to HIGH INCOME PORTFOLIO. These fees were equivalent to .59%, .60%, and .61%, respectively, of the average net assets of the fund for those years.
EQUITY-INCOME, BALANCED, GROWTH, GROWTH & INCOME, GROWTH OPPORTUNITIES, OVERSEAS, ASSET MANAGER, CONTRAFUND, AND ASSET MANAGER:
GROWTH PORTFOLIOS. For the services of FMR under the contracts, each fund pays FMR a monthly management fee composed of the sum of two elements: a group fee rate and an individual fund fee rate.
The group fee rate is based on the monthly average net assets of all of the registered investment companies with which FMR has management contracts.
GROUP FEE RATE SCHEDULE   EFFECTIVE ANNUAL FEE RATES

Average Group   Annualized   Group Net   Effective Annual
Assets          Rate         Assets      Fee Rate





$ 0        -     3 billion   .5200%   $ 0.5 billion   .5200%

3          -     6           .4900    25              .4238

6          -     9           .4600    50              .3823

9          -     12          .4300    75              .3626

12         -     15          .4000    100             .3512

15         -     18          .3850    125             .3430

18         -     21          .3700    150             .3371

21         -     24          .3600    175             .3325

24         -     30          .3500    200             .3284

30         -     36          .3450    225             .3253

36         -     42          .3400    250             .3223

42         -     48          .3350    275             .3198

48         -     66          .3250    300             .3175

66         -     84          .3200    325             .3153

84         -     102         .3150    350             .3133

102        -     138         .3100

138        -     174         .3050

174        -     228         .3000

228        -     282         .2950

282        -     336         .2900

Over 336                     .2850

Under Equity-Income, Growth, Overseas and Asset Manager Portfolios' current management contracts with FMR, the group fee rate is based on a schedule with breakpoints ending at .3000% for average group assets in excess of $174 billion. Prior to January 1, 1993, the group fee rate breakpoints shown above for average group assets in excess of $138 billion and under $228 billion were voluntarily adopted by FMR on January 1, 1992. The additional breakpoints shown above for average group assets in excess of $228 billion were voluntarily adopted by FMR on November 1, 1993.
On August 1, 1994, FMR voluntarily revised the prior extensions to the group fee rate schedule, and added new breakpoints for average group assets in excess of $210 billion and under $390 billion as shown in the schedule below. The revised group fee rate schedule was identical to the above schedule for average group assets under $210 billion. For average group assets in excess of $210 billion, the group fee rate schedule voluntarily adopted by FMR is as follows (Balanced, Growth Opportunities, Contrafund, and Asset Manager: Growth Portfolios' current management contracts reflect the group fee rate schedule above for average group assets under $210 billion and the group fee rate schedule below for average group assets in excess of $210 billion):
GROUP FEE RATE SCHEDULE   EFFECTIVE ANNUAL FEE RATES

Average Group   Annualized   Group Net   Effective Annual
Assets          Rate         Assets      Fee Rate





$ 138      -     174 billion   .3050%    $150 billion   .3371%

174        -     210           .3000     175            .3325

210        -     246           .2950     200            .3284

246        -     282           .2900     225            .3249

282        -     318           .2850     250            .3219

318        -     354           .2800     275            .3190

354        -     390           .2750     300            .3163

Over 390                       .2700     325            .3137

                                         350            .3113

                                         375            .3090

                                         400            .3067

On January 1, 1996, FMR voluntarily added new breakpoints to the revised schedule for average group assets in excess of $390 billion, pending shareholder approval of a new management contract reflecting the revised schedule and additional breakpoints. The revised group fee rate schedule and its extensions provide for lower management fee rates as FMR's assets under management increase. For average group assets in excess of $210 billion, the revised group fee rate schedule with additional breakpoints voluntarily adopted by FMR is as follows (Growth & Income Portfolio's current management contract reflects the group fee rate schedule above for average group assets under $210 billion and the group fee rate schedule below for average group assets in excess of $210 billion):
GROUP FEE RATE SCHEDULE   EFFECTIVE ANNUAL FEE RATES

Average Group   Annualized   Group Net   Effective Annual
Assets          Rate         Assets      Fee Rate

$ 138      -     174 billion   .3050%    $150 billion   .3371%

174        -     210           .3000     175            .3325

210        -     246           .2950     200            .3284

246        -     282           .2900     225            .3249

282        -     318           .2850     250            .3219

318        -     354           .2800     275            .3190

354        -     390           .2750     300            .3163

390        -     426           .2700     325            .3137

426        -     462           .2650     350            .3113

462        -     498           .2600     375            .3090

498        -     534           .2550     400            .3067

Over 534                       .2500     425            .3046

                                         450            .3024

                                         475            .3003

                                         500            .2982

                                         525            .2962

                                         550            .2942

The group fee rate is calculated on a cumulative basis pursuant to the graduated fee rate schedule shown above on the left. The schedule above on the right shows the effective annual group fee rate at various asset levels, which is the result of cumulatively applying the annualized rates on the left. For example, the effective annual fee rate at $453 billion of group net assets - the approximate level for December 1996 - was .3021%, which is the weighted average of the respective fee rates for each level of group net assets up to $453 billion.
The individual fund fee rates for the funds are as follows: .15% for Balanced Portfolio; .20% for Equity-Income and Growth & Income
Portfolios; .25% for Asset Manager Portfolio; .30% for Growth
Opportunities, Growth, Asset Manager: Growth and Contrafund
Portfolios; and .45% for Overseas Portfolio. Based on the average group net assets of the funds advised by FMR for December 1996, the annual management fee rate for each fund would be calculated as follows:
BALANCED PORTFOLIO
Group Fee Rate         Individual Fund Fee Rate         Management Fee Rate

 .3021%           +     .15%                       =     .4521%

EQUITY-INCOME AND GROWTH & INCOME PORTFOLIOS
Group Fee Rate         Individual Fund Fee Rate         Management Fee Rate

 .3021%           +     .20%                       =     .5021%

   ASSET MANAGER PORTFOLIO
Group Fee Rate         Individual Fund Fee Rate         Management Fee Rate

 .3021%           +     .25%                       =     .5521%

GROWTH OPPORTUNITIES, GROWTH, CONTRAFUND AND ASSET MANAGER: GROWTH
PORTFOLIOS
Group Fee Rate         Individual Fund Fee Rate         Management Fee Rate

 .3021%           +     .30%                       =     .6021%

OVERSEAS PORTFOLIO
Group Fee Rate         Individual Fund Fee Rate         Management Fee Rate

 .3021%           +     .45%                       =     .7521%

One-twelfth of the annual management fee rate is applied to each fund's net assets averaged for the most recent month, giving a dollar amount, which is the fee for that month.
During the fiscal years ended December 31, 1996, 1995, and 1994, FMR received $30,150,885, $17,818,979, and $9,165,293, respectively, for its services as investment adviser to EQUITY-INCOME PORTFOLIO. These fees were equivalent to .51%, .51%, and .52%, respectively, of the average net assets of the fund for each of those years.
During the fiscal years ended December 31, 1996, 1995, and 1994, FMR received $31,760,621, $19,591,048, and $10,585,482, respectively, for its services as investment adviser to GROWTH PORTFOLIO. These fees were equivalent to .61%, .61%, and .62%, respectively, of the average net assets of the fund for each of those years.
During the fiscal years ended December 31, 1996, and 1995, FMR received $356,604 and $75,801, respectively, for its services as investment adviser to BALANCED PORTFOLIO. These fees were equivalent to .48% and .51%, respectively, of the average net assets of the fund for each of those years. Effective August 1, 1996, FMR voluntarily agreed to reduce Balanced Portfolio's individual fund fee rate from
 .20% to .15%. If this agreement were not in effect, the management fee would have been equivalent to .50%.
During the fiscal years ended December 31, 1996, and 1995, FMR received $1,679,264 and $311,959, respectively, for its services as investment adviser to GROWTH OPPORTUNITIES PORTFOLIO. These fees were equivalent to .61% and .61%, respectively, of the average net assets of the fund for each of those years.
During the fiscal years ended December 31, 1996, 1995, and 1994, FMR received $11,667,177, $9,837,952, and $8,646,616, respectively, for its services as investment adviser to OVERSEAS PORTFOLIO. These fees were equivalent to .76%, .76%, .77%, respectively, of the average net assets of the fund for each of those years.
During the fiscal years ended December 31, 1996, 1995, and 1994, FMR received $22,022,749, $23,174,840, and $22,080,801, respectively, for its services as investment adviser to ASSET MANAGER PORTFOLIO. These fees were equivalent to .64%, .71%, and .72%, respectively, of the average net assets of the fund for each of those years. Effective August 1, 1996, FMR voluntarily agreed to reduce Asset Manager Portfolio's individual fund fee rate from .40% to .25%. If this agreement were not in effect, the management fee would have been equivalent to .70%.
During the fiscal years ended December 31, 1996, and 1995, FMR received $906,614 and $261,324, respectively, for its services as investment adviser to ASSET MANAGER: GROWTH PORTFOLIO. These fees were equivalent to .65% and .71%, respectively, of the average net assets of the fund for each of those years. Effective August 1, 1996, FMR voluntarily agreed to reduce Asset Manager: Growth Portfolio's individual fund fee rate from .40% to .30%. If this agreement were not in effect, the management fee would have been equivalent to .69%. During the fiscal years ended December 31, 1996 and 1995, FMR received $9,539,179 and $2,316,458, respectively, for its service as investment adviser to CONTRAFUND PORTFOLIO. These fees were equivalent to .61%
and .61%, respectively, of the average net assets of the fund for each of those years.
FMR may, from time to time, voluntarily reimburse all or a portion of a class's operating expenses (exclusive of interest, taxes, brokerage commissions, and extraordinary expenses). FMR retains the ability to be repaid for these expense reimbursements in the amount that expenses fall below the limit prior to the end of the fiscal year. Expense reimbursements by FMR will increase a class's total returns and yield and repayment of the reimbursement by a class will lower its total returns and yield.
   Effective November 3, 1997, FMR has voluntarily agreed, subject to revision or termination, to reimburse Service Class of the funds to the extent that total operating expenses (as a percentage of their respective average net assets) exceed the following rates: High Income Portfolio - Service Class (1.10%); Asset Manager Portfolio - Service Class (1.35%); Asset Manager: Growth Portfolio - Service Class
(1.10%); Balanced Portfolio - Service Class (1.60%); Equity-Income Portfolio - Service Class (1.60%); Growth & Income Portfolio - Service Class (1.10%); Growth Opportunities Portfolio - Service Class (1.60%); Contrafund Portfolio - Service Class (1.10%); Growth Portfolio - Service Class (1.60%); and Overseas Portfolio - Service Class (1.60%). FMR reimbursed Asset Manager: Growth Portfolio $46,008 for the fiscal year ended December 31, 1995.
SUB-ADVISERS. On behalf of HIGH INCOME, BALANCED, GROWTH & INCOME, GROWTH OPPORTUNITIES, ASSET MANAGER, CONTRAFUND and ASSET MANAGER:
GROWTH PORTFOLIOS, FMR has entered into sub-advisory agreements with FMR U.K. and FMR Far East. On behalf of OVERSEAS PORTFOLIO, FMR has entered into sub-advisory agreements with FMR U.K., FMR Far East, and FIIA. FIIA, in turn, has entered into a sub-advisory agreement with FIIA(U.K.)L. Pursuant to the sub-advisory agreements, FMR may receive investment advice and research services outside the United States from the sub-advisers. On behalf of High Income, Balanced, Growth Opportunities, Growth & Income, Contrafund, Asset Manager: Growth and Overseas Portfolios, FMR may also grant the sub-advisers investment management authority, as well as the authority to buy and sell securities if FMR believes it would be beneficial to a fund.
Currently, FMR U.K., FMR Far East, FIIA, and FIIA(U.K.)L each focus on issuers in countries other than the United States such as those in Europe, Asia, and the Pacific Basin.
FMR U.K. and FMR Far East, which were organized in 1986, are wholly owned subsidiaries of FMR. FIIA is a wholly owned subsidiary of Fidelity International Limited (FIL), a Bermuda company formed in 1968 which primarily provides investment advisory services to non-U.S. investment companies and institutional investors investing in securities throughout the world. Edward C. Johnson 3d, Johnson family members, and various trusts for the benefit of the Johnson family own, directly or indirectly, more than 25% of the voting common stock of FIL. FIIA was organized in Bermuda in 1983. FIIA(U.K.)L was organized in the United Kingdom in 1984, and is a direct subsidiary of Fidelity Investments Management Limited and an indirect subsidiary of FIL.
Under the sub-advisory agreements FMR pays the fees of FMR U.K., FMR Far East, and FIIA. FIIA, in turn, pays the fees of FIIA(U.K.)L. For providing non-discretionary investment advice and research services, the sub-advisers are compensated as follows:
(small solid bullet) FMR pays FMR U.K. and FMR Far East fees equal to 110% and 105%, respectively, of FMR U.K.'s and FMR Far East's costs incurred in connection with providing investment advice and research services.
(small solid bullet) FMR pays FIIA a fee equal to 30% of FMR's monthly management fee with respect to the average net assets held by the fund for which FIIA has provided FMR with investment advice and research services.
(small solid bullet) FIIA pays FIIA(U.K.)L a fee equal to 110% of FIIA(U.K.)L's costs incurred in connection with providing investment advice and research services.
For providing discretionary investment management and executing portfolio transactions, the sub-advisers are compensated as follows:
(small solid bullet) FMR pays FMR U.K., FMR Far East, and FIIA a fee equal to 50% of its monthly management fee with respect to the fund's average net assets managed by the sub-adviser on a discretionary basis.
(small solid bullet) FIIA pays FIIA(U.K.)L a fee equal to 110% of FIIA(U.K.)L's costs incurred in connection with providing discretionary investment management services.
For providing investment advice and research services, the fees paid to the sub-advisers for the fiscal years ended December 31, 1996,
1995, and 1994 were as follows:
OVERSEAS PORTFOLIO
Fiscal Year   FMR U.K.     FMR Far East   FIIA   FIIA(U.K.)L

1996           $ 934,318    $ 897,170     --     --

1995           $ 744,061    $ 768,046     --     --

1994           $ 387,086    $ 425,049     --     --

ASSET MANAGER: GROWTH PORTFOLIO
Fiscal Year   FMR U.K.   FMR Far East

1996           $ 9,362    $ 9,146

1995           $ 4,252    $ 5,046

ASSET MANAGER PORTFOLIO
Fiscal Year   FMR U.K.     FMR Far East

1996           $ 308,946    $ 305,205

1995           $ 425,265    $ 471,463

1994           $ 147,227    $ 190,254

CONTRAFUND PORTFOLIO
Fiscal Year   FMR U.K.    FMR Far East

1996           $ 79,710    $ 78,354

1995           $ 13,324    $ 15,011

BALANCED PORTFOLIO
Fiscal Year   FMR U.K.   FMR Far East

1996           $ 4,632    $ 4,355

1995           $ 1,361    $ 1,598

GROWTH OPPORTUNITIES PORTFOLIO
Fiscal Year   FMR U.K.    FMR Far East

1996           $ 15,833    $ 15,008

1995           $ 2,167     $ 2,421

For providing discretionary investment management and executing portfolio transactions, FMR on behalf of Overseas Portfolio paid
   FMR U.K. fees totaling $376,357 for the fiscal year ended December 31, 1996. For providing discretionary investment management and executing portfolio transactions, no fees were paid by FMR on behalf of Overseas Portfolio to the sub-advisers during the fiscal years ended December 31,1995 and 1994.
FMR entered into the sub-advisory agreements described above as follows: January 1, 1990 for Asset Manager; April 1, 1992 for Overseas; January 1, 1994 for High Income; December 1, 1994 for Contrafund and Asset Manager: Growth; November 18, 1994 for
   Balanced and Growth Opportunities; and January 1, 1997 for Growth & Income. The agreements were approved by shareholders as follows:
December 13, 1989 for Asset Manager; March 25, 1992 for Overseas; December 15, 1993 for High Income; November 9, 1994 for Contrafund and Asset Manager: Growth; November 21, 1994 for Balanced and Growth
Opportunities; and December 19, 1996 for Growth &     Income.
DISTRIBUTION AND SERVICE PLANS
The Trustees have approved Distribution and Service Plans on behalf of Service Class of each fund (the Plans) pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the Rule). The Rule provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of the fund except pursuant to a plan approved on behalf of the fund under the Rule. The Plans, as approved by the Trustees, allow Service Class of the funds and FMR to incur certain expenses that might be considered to constitute direct or indirect payment by the funds of distribution expenses.
   Pursuant to the Service Class Plans, FDC is paid a 12b-1 fee at an annual rate of up to 0.25% of Service Class's average net assets for each fund. For the purpose of calculating the 12b-1 fees, average net assets are determined at the close of business on each day throughout the month. Currently, the Trustees have approved a 12b-1 fee for Service Class of each fund at an annual rate of 0.10% of its average net assets. These fee rates may be increased only when, in the opinion of the Trustees, it is in the best interests of Variable Product owners to do so. (For purposes of this discussion, "Variable Product" refers to a variable annuity contract or variable life insurance policy for which shares of the funds are available as underlying
investment options.    )
Under each Service Class Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. Each Service Class Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with the distribution of Service Class shares, including payments made to third parties that engage in the sale of Service Class shares or to third parties, including banks, that render shareholder support services. Currently, the Board of Trustees has authorized such payments for Service Class shares.
Prior to approving each Plan, the Trustees carefully considered all pertinent factors relating to the implementation of the Plan and determined that there is a reasonable likelihood that the Plan will
benefit Service Class of the fund and Variable Product owners   .
To the extent that each Service Class Plan gives FMR and FDC greater flexibility in connection with the distribution of Service Class shares, additional sales of fund shares may result. Furthermore, certain shareholder support services may be provided more efficiently
under    the Plans by insurance companies and their affiliates with whom Variable Product owners have other relationships.
Each Service Class Plan does not provide for specific payments by Service Class of any of the expenses of FDC, or obligate FDC or FMR to perform any specific type or level of distribution activities or incur any specific level of expenses in connection with distribution activities. After payments by FDC for advertising, marketing and distribution, and payments to third parties, the amounts remaining, if any, may be used as FDC may elect.
Each fund may execute portfolio transactions with, and purchase securities issued by, depository institutions that receive payments under the Plans. No preference for the instruments of such depository institutions will be shown in the selection of investments.
CONTRACTS WITH FMR AFFILIATES
Each fund has an agreement with FSC, an affiliate of FMR Corp., under which FSC determines the NAV per share and dividends of each fund and maintains the portfolio and general accounting records of each fund. The fee rates in effect as of January 1, 1996, are based on each fund's average net assets as follows: for High Income and Overseas, 0.075% for the first $500 million of average net assets and 0.0375% for average net assets in excess of $500 million; and for Balanced, Growth & Income, Growth Opportunities, Equity-Income, Growth, Asset Manager, Contrafund, and Asset Manager: Growth Portfolios, 0.06% for the first $500 million of average net assets and 0.03% for average net assets in excess of $500 million. The fee for each fund is limited to a minimum of $60,000 and a maximum of $800,000 per year.
The following are the fees paid by the funds to FSC for the last three fiscal years:

       High Income   Equity-Income   Growth      Overseas    Asset Manager

1996   $ 662,535     $ 809,457       $ 808,115   $ 760,136   $ 808,547

1995   $ 266,623     $ 760,752       $ 760,478   $ 551,039   $ 758,063

1994   $ 197,109     $ 669,962       $ 664,914   $ 491,242   $ 751,546

       Asset Manager: Growth   Contrafund   Balanced   Growth Opportunities

1996   $ 87,337                $ 622,337    $ 59,115   $ 167,116

1995   $ 44,863                $ 210,939    $ 46,084   $ 52,050

1994   N/A                     N/A          N/A        N/A

Each fund utilizes FIIOC, an affiliate of FMR Corp., to maintain the master accounts of the participating insurance companies. Under the contract, Service Class of each fund pays an asset-based fee of 0.050% for each account. The asset-based fees of the growth and growth and income funds are subject to adjustment if the year-to-date total return of the S&P 500 is greater than positive or negative 15%. In addition to providing transfer agent and shareholder servicing functions, FIIOC pays all transfer agent out-of-pocket expenses and also pays for typesetting, printing and mailing Prospectuses, Statements of Additional Information, reports, notices and statements to shareholders allocable to the master account of participating insurance companies.
FSC also receives fees for administering a fund's securities lending program. Securities lending fees are based on the number and duration of individual securities loans. For the fiscal years ended December 31, 1996, 1995, and 1994, no securities lending fees were incurred by the funds.
Each fund has entered into a distribution agreement with FDC, an affiliate of FMR organized as a Massachusetts corporation on July 18, 1960. FDC is a broker-dealer registered under the Securities Exchange Act of 1934 and is a member of the National Association of Securities Dealers, Inc. The distribution agreements call for FDC to use all reasonable efforts, consistent with its other business, to secure purchasers for shares of each fund, which are continuously offered at net asset value. Promotional and administrative expenses in connection with the offer and sale of shares are paid by FMR.
DESCRIPTION OF THE TRUSTS
   TRUST ORGANIZATION. High Income Portfolio, Equity-Income Portfolio, Growth Portfolio, and Overseas Portfolio are funds of Variable Insurance Products Fund, an open-end management investment company organized as a Massachusetts business trust on November 13, 1981. In July 1985, pursuant to shareholder approval, the Declaration of Trust
was amended to change the name of the Trust from Fidelity    Cash
Reserves II to Variable Insurance Products Fund. Currently, there are five funds of the trust: Money Market Portfolio, High Income Portfolio, Equity-Income Portfolio, Growth Portfolio, and Overseas Portfolio.
   Asset Manager Portfolio, Contrafund Portfolio, and Asset Manager:
Growth Portfolio are funds of Variable Insurance Products Fund II, an open-end management investment company organized as a Massachusetts business trust on March 21, 1988. Currently, there are five funds of the trust: Investment Grade Bond Portfolio, Asset Manager Portfolio, Index 500 Portfolio, Contrafund Portfolio, and Asset Manager: Growth Portfolio.
Balanced Portfolio, Growth & Income Portfolio and Growth Opportunities Portfolio are funds of Variable Insurance Products Fund III, an open-end management investment company organized as a Massachusetts
business trust on July 14, 1994. The name of the trust was    changed
from Fidelity Advisor Annuity Fund to Variable Insurance Products Fund III on December 30, 1996. Advisor Annuity Income & Growth Fund's name was changed to Balanced Portfolio on December 30, 1996. Advisor
Annuity Growth Opportunities Fund's name was     changed to Growth
Opportunities Portfolio on December 30, 1996.
The Declarations of Trust permit the Trustees to create additional funds.
Investments in each trust may be made only by the separate accounts of insurance companies for the purpose of funding variable annuity and variable life insurance contracts issued by insurance companies.
In the event that FMR ceases to be the investment adviser to a trust or a fund, the right of the trust or fund to use the identifying name "Fidelity" may be withdrawn. There is a remote possibility that one fund might become liable for any misstatement in its prospectus or statement of additional information about another fund.
The assets of each trust received for the issue or sale of shares of each of its funds and all income, earnings, profits, and proceeds thereof, subject only to the rights of creditors, are especially allocated to such fund, and constitute the underlying assets of such fund. The underlying assets of each fund are segregated on the books of account, and are to be charged with the liabilities with respect to such fund and with a share of the general liabilities of their respective trusts. Expenses with respect to each trust are to be allocated in proportion to the asset value of their respective funds, except where allocations of direct expense can otherwise be fairly made. The officers of each trust, subject to the general supervision of the Boards of Trustees, have the power to determine which expenses are allocable to a given fund, or which are general or allocable to all of the funds of a certain trust. In the event of the dissolution or liquidation of a trust, shareholders of each fund of that trust are entitled to receive as a class the underlying assets of such fund available for distribution.
SHAREHOLDER AND TRUSTEE LIABILITY. Each trust is an entity of the type commonly known as "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of the trust. Each Declaration of Trust provides that the trust shall not have any claim against shareholders except for the payment of the purchase price of shares and requires that each agreement, obligation, or instrument entered into or executed by the trust or its Trustees shall include a provision limiting the obligations created thereby to the trust and its assets. Each Declaration of Trust provides for indemnification out of each fund's property of any shareholder held personally liable for the obligations of the fund. Each Declaration of Trust also provides that its funds shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations. FMR believes that, in view of the above, the risk of personal liability to shareholders is remote.
Each Declaration of Trust further provides that the Trustees, if they have exercised reasonable care, will not be liable for any neglect or wrongdoing, but nothing in the Declarations of Trust protects Trustees against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office. Claims asserted against one class of shares may subject holders of another class of shares to certain liabilities.
VOTING RIGHTS. Each fund's capital consists of shares of beneficial interest. Shareholders of Balanced Portfolio, Growth & Income Portfolio, and Growth Opportunities Portfolio receive one vote for each dollar value of net asset value they own. The shares have no preemptive or conversion rights; the voting and dividend rights, the right of redemption, and the privilege of exchange are described in the Prospectus. Shares are fully paid and nonassessable, except as set forth under the heading "Shareholder and Trustee Liability" above. Shareholders representing 10% or more of a trust or fund may, as set forth in the Declarations of Trust, call meetings of a trust or fund for any purpose related to the trust or fund, as the case may be, including, in the case of a meeting of an entire trust, the purpose of voting on removal of one or more Trustees. Each trust or fund may be terminated upon the sale of its assets to another open-end management investment company, or upon liquidation and distribution of its assets, if approved by vote of the holders of a majority of the outstanding shares of the funds of Variable Insurance Products Fund and Variable Insurance Products Fund II, or if approved by vote of the holders of a majority of Variable Insurance Products Fund III or its funds, as determined by the current value of each such shareholder's investment in such trust or fund. If not so terminated, each trust or fund will continue indefinitely.
CUSTODIAN. The Bank of New York, 110 Washington Street, New York, New
York, is custodian of High Income Portfolio   '    s assets; The Chase
Manhattan Bank, 1 Chase Manhattan Plaza, New York, New York, is custodian of Equity-Income, Balanced, Growth & Income, Overseas, Asset
Manager: Growth, and Asset Manager Portfolios' assets; and Brown
Brothers Harriman & Co., 40 Water Street, Boston,    Massachusetts, is
custodian of Growth, Growth Opportunities, and Contrafund Portfolios'
assets. The custodians take no part in     determining the investment
policies of the funds or in deciding which securities are purchased or sold by the funds. The funds, however, may invest in obligations of the custodians and may purchase securities from or sell securities to the custodians. The Bank of New York and The Chase Manhattan Bank, each headquartered in New York, also may serve as special purpose custodians of certain assets in connection with repurchase agreement transactions. Investors should understand that the expense ratio for Overseas Portfolio may be higher than that of investment companies which invest exclusively in domestic securities since the cost of maintaining the custody of foreign securities is higher.
FMR, its officers and directors, its affiliated companies, and the Board of Trustees may, from time to time, conduct transactions with various banks, including banks serving as custodians for certain funds advised by FMR. The Boston branch of Brown Brothers Harriman & Co. leases its office space from an affiliate of FMR at a lease payment which, when entered into, was consistent with prevailing market rates. Transactions that have occurred to date include mortgages and personal and general business loans. In the judgment of FMR, the terms and conditions of those transactions were not influenced by existing or potential custodial or other fund relationships.
   AUDITOR. Coopers & Lybrand L.L.P., One Post Office Square, Boston, Massachusetts, serves as independent accountant of Variable
Insurance Products Fund, and Price Waterhouse LLP,    1    60 Federal
Street, Boston, Massachusetts, serves as independent accountant of Variable Insurance Products Fund II and Variable Insurance Products Fund III. Each auditor examines financial statements for the funds and provides other audit, tax, and related services.
FINANCIAL STATEMENTS
The funds' financial statements for the fiscal year ended December 31, 1996, and reports of the auditors, and the funds' financial statements for the period ended June 30, 1997 (unaudited), are included in the funds' Annual Reports and Semi-Annual Reports, respectively, which are separate reports supplied with this SAI. The funds' financial statements and reports of the auditors are incorporated herein by reference. For an additional copy of the funds' Annual or Semi-Annual Reports, contact your insurance company or FDC at 1-800-544-2442.
PART C.  OTHER INFORMATION
Item 24. Financial Statements and Exhibits
 (a) (1) Financial Statements included in the Annual Reports for Asset Manager Portfolio, Asset Manager: Growth
   Portfolio, and Contrafund Portfolio for the fiscal year ended
December 30, 1996, are incorporated by refer   ence into the Statement
of Additional Information and were filed on February 28, 1997 for Variable Insurance Products Fund II (File No. 811-5511) pursuant to
Rule 30d-1 under the Investment Company Act of 1940   and are
incorporated herein by reference.
  (2) Financial Statementsincluded in the Semi-Annual Reports for Asset Manager Portfolio, Asset Manager:
   Portfolio, and Contrafund Portfolio for the six-month period ended
June 30, 1997, are incorporated by   reference into the Statement of
Additional Information and were filed on August 21, 1997 for Variable
 Insurance Products Fund II (File No. 811-5511) pursuant to Rule 30d-1
under the Investment Company   Act of 1940 and are incorporated herein
by reference.
 (b) Exhibits:
  (1) (a) Declaration of Trust dated as of March 21, 1988 is incorporated herein by reference to Exhibit 1(a) of Post-Effective Amendment No. 17.
 (b) Supplement to the Declaration of Trust dated January 1, 1990 is incorporated herein by reference to Exhibit 1(b) of Post-Effective Amendment No. 17.
  (2) By-Laws of Variable Insurance Products Fund II, as amended, are incorporated herein by reference to Exhibit 2(a) to Fidelity Union Street Trust's (File No. 2-50318) Post-Effective Amendment No. 87.
  (3)  Not Applicable.
  (4)  Not Applicable.
  (5) (a) Management Contract between Index 500 Portfolio and Fidelity Management & Research Company dated January 1, 1993, is incorporated herein by reference to Exhibit 5(a) of Post-Effective Amendment No. 17.
 (b) Management Contract between Investment Grade Bond Portfolio and Fidelity Management & Research Company dated January 1, 1993, is incorporated herein by reference to Exhibit 5(b) of Post-Effective Amendment No. 17.
 (c) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Management & Research (U.K.) Inc. on behalf of Asset Manager Portfolio dated January 1, 1990 is incorporated herein by reference to Exhibit 5(c) of Post-Effective Amendment No. 17.
   (d) Sub-Advisory Agreement between Fidelity Management & Research Company and Fidelity Management & Research (Far East) Inc. on behalf of Asset Manager Portfolio dated January 1, 1990 is incorporated herein by reference to Exhibit 5(d) of Post-Effective Amendment No. 17.
   (e) Management Contract between Asset Manager Portfolio and Fidelity Management & Research Company dated January 1, 1993, is incorporated herein by reference to Exhibit 5(e) of Post-Effective Amendment No. 17.
   (f) Sub-Advisory Agreement among Fidelity Management & Research Company, Fidelity Management & Research (U.K.) Inc. and Variable Insurance Products Fund II on behalf of Asset Manager: Growth Portfolio, dated December 1, 1994, is incorporated herein by reference to Exhibit 5(f) of Post-Effective Amendment No. 17.
   (g) Sub-Advisory Agreement among Fidelity Management & Research Company, Fidelity Management & Research (Far East) Inc. and Variable Insurance Products Fund II on behalf of Asset Manager: Growth Portfolio, dated December 1, 1994, is incorporated herein by reference to Exhibit 5(g) of Post-Effective Amendment No. 17.
   (h) Management Contract between Asset Manager: Growth Portfolio and Fidelity Management & Research Company dated November 1, 1994, is incorporated herein by reference to Exhibit 5(h) of Post-Effective Amendment No. 16.
   (i) Management Contract between Contrafund Portfolio and Fidelity Management & Research Company dated November 1, 1994, is incorporated herein by reference to Exhibit 5(i) of Post-Effective Amendment No. 16.
 (j) Sub-Advisory Agreement among Fidelity Management & Research Company, Fidelity Management & Research (U.K.) Inc. and Variable Insurance Products Fund II on behalf of Contrafund Portfolio, dated December 1, 1994, is incorporated herein by reference to Exhibit 5(j) of Post-Effective Amendment No. 17.
 (k) Sub-Advisory Agreement among Fidelity Management & Research Company, Fidelity Management & Research (Far East) Inc. and Variable Insurance Products Fund II on behalf of Contrafund Portfolio, dated December 1. 1994, is incorporated herein by reference to Exhibit 5(k) of Post-Effective Amendment No. 17.
(6) (a) General Distribution Agreement between Short-Term Portfolio (currently known as Investment Grade Bond Portfolio) and Fidelity Distributors Corporation dated November 11, 1988, is incorporated herein by reference to Exhibit 6(a) of Post-Effective Amendment No. 17.
 (b) General Distribution Agreement between Asset Manager Portfolio and Fidelity Distributors Corporation dated August 31, 1989, is incorporated herein by reference to Exhibit 6(b) of Post-Effective Amendment No. 17.
 (c) General Distribution Agreement between Index 500 Portfolio and Fidelity Distributors Corporation dated August 27, 1992, is incorporated herein by reference to Exhibit 6(c) of Post-Effective Amendment No. 17.
 (d) General Distribution Agreement between Asset Manager: Growth Portfolio and Fidelity Distributors Corporation dated December 1, 1994, is incorporated herein by reference to Exhibit 6(d) of Post-Effective Amendment No. 17.
 (e) General Distribution Agreement between Contrafund Portfolio and Fidelity Distributors Corporation dated December 1, 1994, is incorporated herein by reference to Exhibit 6(e) of Post-Effective Amendment No. 17.
 (f) Amendments, dated March 14, 1996 and July 15, 1996, to General Distribution Agreement between Investment Grade Bond, Asset Manager, Index 500, Asset Manager: Growth, and Contrafund Portfolios and Fidelity Distributors Corporation, are incorporated herein by reference to Exhibit 6(b) of Fidelity Court Street Trust's Post-Effective Amendment No. 61 (File No. 2-58774).
 (g) Form of Service Contract between Fidelity Distributors Corporation and "Qualified Recipients" with respect to Initial Class shares of Investment Grade Bond, Asset Manager, Asset Manager: Growth, and Contrafund Portfolios is electronically filed herein as Exhibit 6(g).
 (h) Form of Service Contract between Fidelity Distributors Corporation and "Qualified Recipients" with respect to Service Class shares of Asset Manager, Asset Manager: Growth, and Contrafund Portfolios is electronically filed herein as Exhibit 6(h).
(7) (a) Retirement Plan for Non-Interested Person Trustees, Directors or General Partners, as amended on November 16, 1995, is incorporated herein by reference to Exhibit 7(a) of Fidelity Select Portfolio's Post-Effective Amendment No. 54 (File No. 2-69972) .
 (b) The Fee Deferral Plan for Non-Interested Person Directors and Trustees of the Fidelity Funds, effective as of September 14, 1995 and amended through November 14, 1996, is incorporated herein by reference to Exhibit 7(b) of Fidelity Aberdeen Street Trust's Post-Effective Amendment No. 19 (File No. 33-43529).
(8) (a) Custodian Agreement and Appendix C, dated December 1, 1994, between The Bank of New York and Variable Insurance Products Fund II on behalf of Investment Grade Bond Portfolio is incorporated herein by reference to Exhibit 8(a) of Fidelity Hereford Street Trust's Post-Effective Amendment No. 4 (File No. 33-52577).
 (b) Appendix A, dated September 14, 1995, to the Custodian Agreement, dated December 1, 1994, between The Bank of New York and Variable Insurance Products Fund II on behalf of Investment Grade Bond Portfolio is incorporated herein by reference to Exhibit 8(d) of Fidelity Charles Street Trust's Post-Effective Amendment No. 54 (File No. 2-73133).
(c) Appendix B, dated September 14, 1995, to the Custodian Agreement, dated December 1, 1994, between The Bank of New York and Variable Insurance Products Fund II on behalf of Investment Grade Bond Portfolio is incorporated herein by reference to Exhibit 8(e) of Fidelity Charles Street Trust's Post-Effective Amendment No. 54 (File No. 2-73133).
(d) Custodian Agreement, Appendix A, and Appendix C, dated August 1, 1994, between The Chase Manhattan Bank, N.A. and Variable Insurance Products Fund II on behalf of Asset Manager Portfolio and Asset
Manager: Growth Portfolio is incorporated herein by reference to
Exhibit 8(a) of Fidelity Investment Trust's Post-Effective Amendment No. 59 (File No. 2-90649).
 (e) Appendix B, dated September 14, 1995, to the Custodian Agreement, dated August 1, 1994, between The Chase Manhattan Bank, N.A. and Variable Insurance Products Fund II on behalf of Asset Manager Portfolio and Asset Manager: Growth Portfolio is incorporated herein by reference to Exhibit 8(b) of Fidelity Charles Street Trust's Post-Effective Amendment No. 54 (File No. 2-73133).
 (f) Custodian Agreement and Appendix C, dated September 1, 1994, between Brown Brothers Harriman & Company and Variable Insurance Products Fund II on behalf of Index 500 Portfolio and Contrafund Portfolio is incorporated herein by reference to Exhibit 8(a) of Fidelity Commonwealth Trust's Post-Effective Amendment No. 56 (File No. 2-52322).
 (g) Appendix A, dated September 14, 1995, to the Custodian Agreement, dated September 1, 1994, between Brown Brothers Harriman & Company and Variable Insurance Products Fund II on behalf of Index 500 Portfolio and Contrafund Portfolio is incorporated herein by reference to
Exhibit 8(b) of Fidelity Mt. Vernon Street Trust's Post-Effective Amendment No. 33 (File No. 2-79755).
 (h) Appendix B, dated September 14, 1995, to the Custodian Agreement, dated September 1, 1994, between Brown Brothers Harriman & Company and Variable Insurance Products Fund II on behalf of Index 500 Portfolio and Contrafund Portfolio is incorporated herein by reference to
Exhibit 8(b) of Fidelity Capital Trust's Post-Effective Amendment No. 63 (File No. 2-61760).
(9) None.
(10) Not applicable.
(11) (a) Consent of Price Waterhouse LLP is electronically filed herein as Exhibit 11(a).
 (b) Consent of Coopers & Lybrand L.L.P. is electronically filed herein as Exhibit 11(b).
(12) Not applicable.
(13) Not applicable.
  (14) Not applicable.
  (15) (a) Distribution and Service Plan pursuant to Rule 12b-1 for Investment Grade Bond Portfolio: "Initial Class" is electronically filed herein as Exhibit 15(a).
 (b) Distribution and Service Plan pursuant to Rule 12b-1 for Asset Manager Portfolio: Initial Class is electronically filed herein as
Exhibit 15(b).
 (c) Distribution and Service Plan pursuant to Rule 12b-1 for Index 500 Portfolio: Initial Class is electronically filed herein as Exhibit 15(c).
 (d) Distribution and Service Plan pursuant to Rule 12b-1 for Asset
Manager: Growth Portfolio: Initial Class is electronically filed herein as Exhibit 15(d).
 (e) Distribution and Service Plan pursuant to Rule 12b-1 for Contrafund Portfolio: Initial Class is electronically filed herein as
Exhibit 15(e).
 (f) Distribution and Service Plan pursuant to Rule 12b-1 for Asset Manager Portfolio: Service Class is electronically filed herein as
Exhibit 15(f).
 (g) Distribution and Service Plan pursuant to Rule 12b-1 for Asset
Manager: Growth Portfolio: Service Class is electronically filed herein as Exhibit 15(g).
 (h) Distribution and Service Plan pursuant to Rule 12b-1 for Contrafund Portfolio: Service Class is electronically filed herein as
Exhibit 15(h)
  (16) (a) A schedule for the computation of performance quotations (for a 30-day yield, using Investment Grade Bond Portfolio as an example; and for total return, using Asset Manager Portfolio as an example) is incorporated herein by reference to Exhibit 16 of Post-Effective Amendment No. 19.
   (b) A schedule for the computation of a moving average (using Asset Manager Portfolio as an example) is incorporated herein by reference to Exhibit 16(a) of Post-Effective Amendment No. 14.
  (17)  Financial Data Schedules are electronically filed herein as
Exhibit 27.
  (18) Rule 18f-3 Plan dated October 16, 1997 is electronically filed herein as Exhibit 18.
Item 25. Persons Controlled by or Under Common Control with Registrant The Board of Trustees of Registrant is the same as the Board of
Trustees of other funds advised by FMR, each of which has Fidelity Management and Research Company as its investment adviser. In addition, the officers of these funds are substantially identical. Nonetheless, Registrant takes the position that it is not under common control with these other funds since the power residing in the respective boards and officers arises as the result of an official position with the respective funds.
Item 26. Number of Holders of Securities
September 30, 1997
Title of Class Number of Record Holders
Investment Grade Bond Portfolio   58

Asset Manager Portfolio           118

Index 500 Portfolio               82

Asset Manager: Growth Portfolio   19

Contrafund Portfolio              81

Item 27. Indemnification
 Article XI, Section 2 of the Declaration of Trust sets forth the reasonable and fair means for determining whether indemnification shall be provided to any past or present Trustee or officer. It states that the Registrant shall indemnify any present or past Trustee or officer to the fullest extent permitted by law against liability and all expenses reasonably incurred by him in connection with any claim, action, suit, or proceeding in which he is involved by virtue of his service as a Trustee, an officer, or both. Additionally, amounts paid or incurred in settlement of such matters are covered by this indemnification. Indemnification will not be provided in certain circumstances, however. These include instances of willful misfeasance, bad faith, gross negligence, and reckless disregard of the duties involved in the conduct of the particular office involved.
 Pursuant to Section 11 of the Distribution Agreement, the Registrant agrees to indemnify and hold harmless the Distributor and each of its directors and officers and each person, if any, who controls the Distributor within the meaning of Section 15 of the 1933 Act against any loss, liability, claim, damages or expense arising by reason of any person acquiring any shares, based upon the ground that the registration statement, Prospectus, Statement of Additional Information, shareholder reports or other information filed or made public by the Registrant included a materially misleading statement or omission. However, the Registrant does not agree to indemnify the Distributor or hold it harmless to the extent that the statement or omission was made in reliance upon, and in conformity with, information furnished to the Registrant by or on behalf of the Distributor. The Registrant does not agree to indemnify the parties against any liability to which they would be subject by reason of willful misfeasance, bad faith, gross negligence, and reckless disregard of the obligations and duties under the Distribution Agreement.
 Pursuant to the agreement by which Fidelity Investments Institutional Operations Company, Inc. ("FIIOC") is appointed transfer agent, the Registrant agrees to indemnify and hold FIIOC harmless against any losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses) resulting from:
 (1) any claim, demand, action or suit brought by any person other than the Registrant, including by a shareholder, which names FIIOC and/or the Registrant as a party and is not based on and does not result from FIIOC's willful misfeasance, bad faith or negligence or reckless disregard of duties, and arises out of or in connection with FIIOC's performance under the Transfer Agency Agreement; or
 (2) any claim, demand, action or suit (except to the extent contributed to by FIIOC's willful misfeasance, bad faith or negligence or reckless disregard of duties) which results from the negligence of the Registrant, or from FIIOC's acting upon any instruction(s) reasonably believed by it to have been executed or communicated by any person duly authorized by the Registrant, or as a result of FIIOC's acting in reliance upon advice reasonably believed by FIIOC to have been given by counsel for the Registrant, or as a result of FIIOC's acting in reliance upon any instrument or stock certificate reasonably believed by it to have been genuine and signed, countersigned or executed by the proper person.
Item 28. Business and Other Connections of Investment Adviser

 (1)  FIDELITY MANAGEMENT & RESEARCH COMPANY (FMR)
 FMR serves as investment adviser to a number of other investment companies. The directors and officers of the Adviser have held, during the past two fiscal years, the following positions of a substantial nature.

Edward C. Johnson 3d        Chairman of the Board of FMR; President and Chief
                            Executive Officer of FMR Corp.; Chairman of the
                            Board and Director of FMR, FMR Corp., FMR Texas
                            Inc., FMR (U.K.) Inc., and FMR (Far East) Inc.;
                            Chairman of the Board and Representative Director of
                            Fidelity Investments Japan Limited; President and
                            Trustee of funds advised by FMR.



Robert C. Pozen             President and Director of FMR; Senior Vice President
                            and Trustee of funds advised by FMR; President and
                            Director of FMR Texas Inc., FMR (U.K.) Inc., and
                            FMR (Far East) Inc.; General Counsel, Managing
                            Director, and Senior Vice President of FMR Corp.



J. Gary Burkhead            President of FIIS; President and Director of FMR, FMR
                            Texas Inc., FMR (U.K.) Inc., and FMR (Far East) Inc.;
                            Managing Director of FMR Corp.; Senior Vice
                            President and Trustee of funds advised by FMR.



Peter S. Lynch              Vice Chairman of the Board and Director of FMR.



Marta Amieva                Vice President of FMR.



John Carlson                Vice President of FMR.



Dwight D. Churchill         Senior Vice President of FMR.



Barry Coffman               Vice President of FMR.



Arieh Coll                  Vice President of FMR.



Stephen G. Manning          Assistant Treasurer of FMR



William Danoff              Senior Vice President of FMR and of a fund advised by
                            FMR.



Scott E. DeSano             Vice President of FMR.



Craig P. Dinsell            Vice President of FMR.



Penelope Dobkin             Vice President of FMR and of a fund advised by FMR.



George C. Domolky           Vice President of FMR.



Bettina Doulton             Vice President of FMR and of funds advised by FMR.



Margaret L. Eagle           Vice President of FMR and a fund advised by FMR.



Richard B. Fentin           Senior Vice President of FMR and Vice President of a
                            fund advised by FMR.



Gregory Fraser              Vice President of FMR and of a fund advised by FMR.



Jay Freedman                Assistant Clerk of FMR; Clerk of FMR Corp., FMR
                            (U.K.) Inc., and FMR (Far East) Inc.; Secretary of FMR
                            Texas Inc.



Robert Gervis               Vice President of FMR.



David L. Glancy             Vice President of FMR and of a fund advised by FMR.



Kevin E. Grant              Vice President of FMR and of funds advised by FMR.



Barry A. Greenfield         Vice President of FMR and of a fund advised by FMR.



Boyce I. Greer              Senior Vice President of FMR.



Bart A. Grenier             Vice President of FMR and of High-Income Funds
                            advised by FMR.



Robert Haber                Vice President of FMR.



Richard C. Habermann        Senior Vice President of FMR; Vice President of funds
                            advised by FMR.



William J. Hayes            Senior Vice President of FMR; Vice President of Equity
                            funds advised by FMR.



Richard Hazlewood           Vice President of FMR and of a fund advised by FMR.



Fred L. Henning Jr.         Senior Vice President of FMR; Vice President of
                            Fixed-Income funds advised by FMR.



Bruce Herring               Vice President of FMR.



John R. Hickling            Vice President of FMR and of a fund advised by FMR.



Robert F. Hill              Vice President of FMR; Director of Technical Research.



Curt Hollingsworth          Vice President of FMR and of funds advised by FMR.



Abigail P. Johnson          Senior Vice President of FMR and of a fund advised by
                            FMR; Associate Director and Senior Vice President of
                            Equity funds advised by FMR.



David B. Jones              Vice President of FMR.



Steven Kaye                 Vice President of FMR and of a fund advised by FMR.



Francis V. Knox             Vice President of FMR; Compliance Officer of FMR
                            (U.K.) Inc.



David P. Kurrasch           Vice President of FMR.



Robert A. Lawrence          Senior Vice President of FMR; Associate Director and
                            Senior Vice President of Equity funds advised by FMR;
                            Vice President of High Income funds advised by FMR.



Harris Leviton              Vice President of FMR and of a fund advised by FMR.



Bradford E. Lewis           Vice President of FMR and of funds advised by FMR.



Mark G. Lohr                Vice President of FMR; Treasurer of FMR, FMR (U.K.)
                            Inc., FMR (Far East) Inc., and FMR Texas Inc.



Arthur S. Loring            Senior Vice President, Clerk, and General Counsel of
                            FMR; Vice President/Legal, and Assistant Clerk of
                            FMR Corp.; Secretary of funds advised by FMR.



Richard R. Mace Jr.         Vice President of FMR and of funds advised by FMR.



Charles Mangum              Vice President of FMR.



Kevin McCarey               Vice President of FMR.



Diane McLaughlin            Vice President of FMR.



Neal P. Miller              Vice President of FMR.



Robert H. Morrison          Vice President of FMR; Director of Equity Trading.



David L. Murphy             Vice President of FMR and of funds advised by FMR.



Scott Orr                   Vice President of FMR.



Jacques Perold              Vice President of FMR.



Anne Punzak                 Vice President of FMR.



Kenneth A. Rathgeber        Vice President of FMR; Treasurer of funds advised by
                            FMR.



Kennedy P. Richardson       Vice President of FMR.



Mark Rzepczynski            Vice President of FMR.



Lee H. Sandwen              Vice President of FMR.



Patricia A. Satterthwaite   Vice President of FMR and of a fund advised by FMR.



Fergus Shiel                Vice President of FMR.



Carol Smith-Fachetti        Vice President of FMR.



Steven J. Snider            Vice President of FMR.



Thomas T. Soviero           Vice President of FMR and of a fund advised by FMR.



Richard Spillane            Senior Vice President of FMR; Associate Director and
                            Senior Vice President of Equity funds advised by FMR;
                            Senior Vice President and Director of Operations and
                            Compliance of FMR (U.K.) Inc.



Thomas Sprague              Vice President of FMR.



Robert E. Stansky           Senior Vice President of FMR; Vice President of a fund
                            advised by FMR.



Scott Stewart               Vice President of FMR.



Cythia Straus               Vice President of FMR.



Thomas Sweeney              Vice President of FMR and of a fund advised by FMR.



Beth F. Terrana             Senior Vice President of FMR; Vice President of a fund
                            advised by FMR.



Yoko Tilley                 Vice President of FMR.



Joel C. Tillinghast         Vice President of FMR and of a fund advised by FMR.



Robert Tuckett              Vice President of FMR.



Jennifer Uhrig              Vice President of FMR and of funds advised by FMR.



George A. Vanderheiden      Senior Vice President of FMR; Vice President of funds
                            advised by FMR.






(2)  FIDELITY MANAGEMENT & RESEARCH (U.K.) INC. (FMR U.K.)
       25 Lovat Lane, London, EC3R 8LL, England
 FMR U.K. provides investment advisory services to Fidelity Management & Research Company and Fidelity Management Trust Company. The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.

Edward C. Johnson 3d   Chairman of the Board and Director of FMR U.K.,
                       FMR, FMR Corp., FMR Texas Inc., and FMR (Far
                       East) Inc.; Chairman of the Executive Committee of
                       FMR; President and Chief Executive Officer of FMR
                       Corp.; Chairman of the Board and Representative
                       Director of Fidelity Investments Japan Limited;
                       President and Trustee of funds advised by FMR.



J. Gary Burkhead       President of FIIS; President and Director of FMR U.K.,
                       FMR, FMR (Far East) Inc., and FMR Texas Inc.;
                       Managing Director of FMR Corp.; Senior Vice
                       President and Trustee of funds advised by FMR.



Robert C. Pozen        President and Director of FMR; Senior Vice President
                       and Trustee of funds advised by FMR; President and
                       Director of FMR Texas Inc., FMR (U.K.) Inc., and
                       FMR (Far East) Inc.; General Counsel, Managing
                       Director, and Senior Vice President of FMR Corp.



Mark G. Lohr           Treasurer of FMR U.K., FMR, FMR (Far East) Inc., and
                       FMR Texas Inc.; Vice President of FMR.



Stephen G. Manning     Assistant Treasurer of FMR U.K., FMR, FMR (Far
                       East) Inc., and FMR Texas Inc.; Treasurer of FMR
                       Corp.



Francis V. Knox        Compliance Officer of FMR U.K.; Vice President of
                       FMR.



Jay Freedman           Clerk of FMR U.K., FMR (Far East) Inc., and FMR
                       Corp.; Assistant Clerk of FMR; Secretary of FMR
                       Texas Inc.


(3)  FIDELITY MANAGEMENT & RESEARCH COMPANY (FAR EAST) INC. (FMR FAR
EAST)
      Shiroyama JT Mori Bldg., 4-3-1 Toranomon Minato-ku, Tokyo 105,
Japan
 FMR Far East provides investment advisory services to Fidelity
Management & Research Company and Fidelity Management Trust Company.
The directors and officers of the Sub-Adviser have held the following positions of a substantial nature during the past two fiscal years.
Edward C. Johnson 3d   Chairman of the Board and Director of FMR Far
                       East, FMR, FMR Corp., FMR Texas Inc., and
                       FMR (U.K.) Inc.; Chairman of the Executive
                       Committee of FMR; President and Chief
                       Executive Officer of FMR Corp.; Chairman of
                       the Board and Representative Director of Fidelity
                       Investments Japan Limited; President and
                       Trustee of funds advised by FMR.



J. Gary Burkhead       President of FIIS; President and Director of FMR
                       Far East, FMR Texas Inc., FMR, and FMR
                       (U.K.) Inc.; Managing Director of FMR Corp.;
                       Senior Vice President and Trustee of funds
                       advised by FMR.



Robert C. Pozen        President and Director of FMR; Senior Vice
                       President and Trustee of funds advised by FMR;
                       President and Director of FMR Texas Inc., FMR
                       (U.K.) Inc., and FMR (Far East) Inc.; General
                       Counsel, Managing Director, and Senior Vice
                       President of FMR Corp.



Bill Wilder            Vice President of FMR Far East; President and
                       Representative Director of Fidelity Investments
                       Japan Limited.



Mark G. Lohr           Treasurer of FMR Far East, FMR, FMR (U.K.)
                       Inc., and FMR Texas Inc.; Vice President of
                       FMR.



Stephen G. Manning     Assistant Treasurer of FMR Far East, FMR,
                       FMR (U.K.) Inc., and FMR Texas Inc.; Vice
                       President and Treasurer of FMR Corp.



Jay Freedman           Clerk of FMR Far East, FMR (U.K.) Inc., and
                       FMR Corp.; Assistant Clerk of FMR; Secretary
                       of FMR Texas Inc.



Robert Auld            Vice President of FMR Far East.


Item 29. Principal Underwriters
(a) Fidelity Distributors Corporation (FDC) acts as distributor for most funds advised by FMR.
(b)

Name and Principal   Positions and Offices   Positions and Offices

Business Address*    With Underwriter        With Registrant

Edward C. Johnson 3d   Director                   Trustee and President

Michael Mlinac         Director                   None

James Curvey           Director                   None

Martha B. Willis       President                  None

Arthur S. Loring       Vice President and Clerk   Secretary

Caron Ketchum          Treasurer and Controller   None

Gary Greenstein        Assistant Treasurer        None

Jay Freedman           Assistant Clerk            None

Linda Holland          Compliance Officer         None

* 82 Devonshire Street, Boston, MA
 (c) Not applicable.
Item 30. Location of Accounts and Records
 All accounts, books, and other documents required to be maintained by
Section 31a of the 1940 Act and the rules promulgated thereunder are maintained by Fidelity Management & Research Company or Fidelity Service Company, Inc., 82 Devonshire Street, Boston, MA 02109, or the funds' respective custodian: The Bank of New York, 110 Washington Street, New York, N.Y.; The Chase Manhattan Bank, 1 Chase Manhattan Plaza, New York, N.Y.; and Brown Brothers Harriman & Co., 40 Water Street, Boston, MA.
Item 31. Management Services - Not applicable.
Item 32. Undertakings
 The Registrant on behalf of Investment Grade Bond Portfolio, Asset Manager Portfolio, Index 500 Portfolio, Asset Manager: Growth Portfolio, and Contrafund Portfolio, undertakes (1) to call a meeting of shareholders for the purpose of voting upon the questions of removal of a trustee or trustees, when requested to do so by record holders of not less than 10% of its outstanding shares; and (2) to assist in communications with other shareholders pursuant to Section 16(c)(1) and (2), whenever shareholders meeting the qualifications set forth in Section 16(c) seek the opportunity to communicate with other shareholders with a view toward requesting a meeting.
 The Registrant, on behalf of Investment Grade Bond Portfolio, Asset Manager Portfolio, Index 500 Portfolio, Asset Manager: Growth Portfolio, and Contrafund Portfolio, provided the information required by Item 5A is contained in the annual report, undertakes to furnish to each person to whom a prospectus has been delivered, upon their request and without charge, a copy of the Registrant's latest annual report to shareholders.
SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for the effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 25 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and Commonwealth of Massachusetts, on the 30th day of October 1997.
      VARIABLE INSURANCE PRODUCTS FUND II
      By /s/Edward C. Johnson 3d          (dagger)
           Edward C. Johnson 3d, President
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.
       (Signature)   (Title)   (Date)


/s/Edward C. Johnson 3d  (dagger)       President and Trustee           October 30, 1997

Edward C. Johnson 3d                    (Principal Executive Officer)



/s/Richard A. Silver                    Treasurer                       October 30, 1997

Richard A. Silver



/s/Ralph F. Cox                 *       Trustee                         October 30, 1997

Ralph F. Cox



/s/Phyllis Burke Davis      *           Trustee                         October 30, 1997

Phyllis Burke Davis



/s/Robert October. Gates           **   Trustee                         October 30, 1997

Robert October. Gates



/s/E. Bradley Jones           *         Trustee                         October 30, 1997

E. Bradley Jones



/s/Donald J. Kirk               *       Trustee                         October 30, 1997

Donald J. Kirk



/s/Peter S. Lynch               *       Trustee                         October 30, 1997

Peter S. Lynch



/s/Marvin L. Mann            *          Trustee                         October 30, 1997

Marvin L. Mann



/s/William O. McCoy        *            Trustee                         October 30, 1997

William O. McCoy



/s/Gerald C. McDonough  *               Trustee                         October 30, 1997

Gerald C. McDonough



/s/Thomas R. Williams       *           Trustee                         October 30, 1997

Thomas R. Williams




(dagger) Signatures affixed by Robert C. Pozen pursuant to a power of attorney dated July 17, 1997 and filed herewith.
* Signature affixed by Robert C. Hacker pursuant to a power of attorney dated December 19, 1996 and filed herewith.
** Signature affixed by Robert C. Hacker pursuant to a power of attorney dated March 6, 1997 and filed herewith.
POWER OF ATTORNEY
 I, the undersigned Director, Trustee, or General Partner, as the case may be, of the following investment companies:

Fidelity Aberdeen Street Trust           Fidelity Government Securities Fund
Fidelity Advisor Annuity Fund            Fidelity Hastings Street Trust
Fidelity Advisor Series I                Fidelity Hereford Street Trust
Fidelity Advisor Series II               Fidelity Income Fund
Fidelity Advisor Series III              Fidelity Institutional Cash Portfolios
Fidelity Advisor Series IV               Fidelity Institutional Tax-Exempt Cash Portfolios
Fidelity Advisor Series V                Fidelity Institutional Trust
Fidelity Advisor Series VI               Fidelity Investment Trust
Fidelity Advisor Series VII              Fidelity Magellan Fund
Fidelity Advisor Series VIII             Fidelity Massachusetts Municipal Trust
Fidelity Beacon Street Trust             Fidelity Money Market Trust
Fidelity Boston Street Trust             Fidelity Mt. Vernon Street Trust
Fidelity California Municipal Trust      Fidelity Municipal Trust
Fidelity California Municipal Trust II   Fidelity Municipal Trust II
Fidelity Capital Trust                   Fidelity New York Municipal Trust
Fidelity Charles Street Trust            Fidelity New York Municipal Trust II
Fidelity Commonwealth Trust              Fidelity Phillips Street Trust
Fidelity Congress Street Fund            Fidelity Puritan Trust
Fidelity Contrafund                      Fidelity Revere Street Trust
Fidelity Corporate Trust                 Fidelity School Street Trust
Fidelity Court Street Trust              Fidelity Securities Fund
Fidelity Court Street Trust II           Fidelity Select Portfolios
Fidelity Covington Trust                 Fidelity Sterling Performance Portfolio, L.P.
Fidelity Daily Money Fund                Fidelity Summer Street Trust
Fidelity Daily Tax-Exempt Fund           Fidelity Trend Fund
Fidelity Destiny Portfolios              Fidelity U.S. Investments-Bond Fund, L.P.
Fidelity Deutsche Mark Performance       Fidelity U.S. Investments-Government Securities
  Portfolio, L.P.                           Fund, L.P.
Fidelity Devonshire Trust                Fidelity Union Street Trust
Fidelity Exchange Fund                   Fidelity Union Street Trust II
Fidelity Financial Trust                 Fidelity Yen Performance Portfolio, L.P.
Fidelity Fixed-Income Trust              Variable Insurance Products Fund
                                         Variable Insurance Products Fund II


plus any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as Director, Trustee, or General Partner (collectively, the "Funds"), hereby constitute and appoint Arthur J. Brown, Arthur C. Delibert, Stephanie A. Djinis, Robert C. Hacker, Thomas M. Leahey, Richard M. Phillips, and Dana L. Platt, each of them singly, my true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for me and in my name in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after March 1, 1997.
 WITNESS my hand on the date set forth below.
/s/Robert M. Gates              March 6, 1997

Robert M. Gates

POWER OF ATTORNEY
 We, the undersigned Directors, Trustees, or General Partners, as the case may be, of the following investment companies:

Fidelity Aberdeen Street Trust           Fidelity Government Securities Fund
Fidelity Advisor Annuity Fund            Fidelity Hastings Street Trust
Fidelity Advisor Series I                Fidelity Hereford Street Trust
Fidelity Advisor Series II               Fidelity Income Fund
Fidelity Advisor Series III              Fidelity Institutional Cash Portfolios
Fidelity Advisor Series IV               Fidelity Institutional Tax-Exempt Cash Portfolios
Fidelity Advisor Series V                Fidelity Institutional Trust
Fidelity Advisor Series VI               Fidelity Investment Trust
Fidelity Advisor Series VII              Fidelity Magellan Fund
Fidelity Advisor Series VIII             Fidelity Massachusetts Municipal Trust
Fidelity Beacon Street Trust             Fidelity Money Market Trust
Fidelity Boston Street Trust             Fidelity Mt. Vernon Street Trust
Fidelity California Municipal Trust      Fidelity Municipal Trust
Fidelity California Municipal Trust II   Fidelity Municipal Trust II
Fidelity Capital Trust                   Fidelity New York Municipal Trust
Fidelity Charles Street Trust            Fidelity New York Municipal Trust II
Fidelity Commonwealth Trust              Fidelity Phillips Street Trust
Fidelity Congress Street Fund            Fidelity Puritan Trust
Fidelity Contrafund                      Fidelity Revere Street Trust
Fidelity Corporate Trust                 Fidelity School Street Trust
Fidelity Court Street Trust              Fidelity Securities Fund
Fidelity Court Street Trust II           Fidelity Select Portfolios
Fidelity Covington Trust                 Fidelity Sterling Performance Portfolio, L.P.
Fidelity Daily Money Fund                Fidelity Summer Street Trust
Fidelity Daily Tax-Exempt Fund           Fidelity Trend Fund
Fidelity Destiny Portfolios              Fidelity U.S. Investments-Bond Fund, L.P.
Fidelity Deutsche Mark Performance       Fidelity U.S. Investments-Government Securities
  Portfolio, L.P.                           Fund, L.P.
Fidelity Devonshire Trust                Fidelity Union Street Trust
Fidelity Exchange Fund                   Fidelity Union Street Trust II
Fidelity Financial Trust                 Fidelity Yen Performance Portfolio, L.P.
Fidelity Fixed-Income Trust              Variable Insurance Products Fund
                                         Variable Insurance Products Fund II


plus any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as Directors, Trustees, or General Partners (collectively, the "Funds"), hereby constitute and appoint Arthur J. Brown, Arthur C. Delibert, Stephanie A. Djinis, Robert C. Hacker, Thomas M. Leahey, Richard M. Phillips, and Dana L. Platt, each of them singly, our true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for us and in our names in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in our names and behalf in connection therewith as said attorneys-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after January 1, 1997.
 WITNESS our hands on this nineteenth day of December, 1996.

/s/Edward C. Johnson 3d___________    /s/Peter S. Lynch________________

Edward C. Johnson 3d                  Peter S. Lynch




/s/J. Gary Burkhead_______________    /s/William O. McCoy______________

J. Gary Burkhead                      William O. McCoy


/s/Ralph F. Cox __________________   /s/Gerald C. McDonough___________

Ralph F. Cox                         Gerald C. McDonough


/s/Phyllis Burke Davis_____________   /s/Marvin L. Mann________________

Phyllis Burke Davis                   Marvin L. Mann


/s/E. Bradley Jones________________   /s/Thomas R. Williams ____________

E. Bradley Jones                      Thomas R. Williams


/s/Donald J. Kirk __________________

Donald J. Kirk



POWER OF ATTORNEY
 We, the undersigned Directors, Trustees, or General Partners, as the case may be, of the following investment companies:

Fidelity Aberdeen Street Trust           Fidelity Government Securities Fund
Fidelity Advisor Annuity Fund            Fidelity Hastings Street Trust
Fidelity Advisor Series I                Fidelity Hereford Street Trust
Fidelity Advisor Series II               Fidelity Income Fund
Fidelity Advisor Series III              Fidelity Institutional Cash Portfolios
Fidelity Advisor Series IV               Fidelity Institutional Tax-Exempt Cash Portfolios
Fidelity Advisor Series V                Fidelity Institutional Trust
Fidelity Advisor Series VI               Fidelity Investment Trust
Fidelity Advisor Series VII              Fidelity Magellan Fund
Fidelity Advisor Series VIII             Fidelity Massachusetts Municipal Trust
Fidelity Beacon Street Trust             Fidelity Money Market Trust
Fidelity Boston Street Trust             Fidelity Mt. Vernon Street Trust
Fidelity California Municipal Trust      Fidelity Municipal Trust
Fidelity California Municipal Trust II   Fidelity Municipal Trust II
Fidelity Capital Trust                   Fidelity New York Municipal Trust
Fidelity Charles Street Trust            Fidelity New York Municipal Trust II
Fidelity Commonwealth Trust              Fidelity Phillips Street Trust
Fidelity Congress Street Fund            Fidelity Puritan Trust
Fidelity Contrafund                      Fidelity Revere Street Trust
Fidelity Corporate Trust                 Fidelity School Street Trust
Fidelity Court Street Trust              Fidelity Securities Fund
Fidelity Court Street Trust II           Fidelity Select Portfolios
Fidelity Covington Trust                 Fidelity Sterling Performance Portfolio, L.P.
Fidelity Daily Money Fund                Fidelity Summer Street Trust
Fidelity Daily Tax-Exempt Fund           Fidelity Trend Fund
Fidelity Destiny Portfolios              Fidelity U.S. Investments-Bond Fund, L.P.
Fidelity Deutsche Mark Performance       Fidelity U.S. Investments-Government Securities
  Portfolio, L.P.                           Fund, L.P.
Fidelity Devonshire Trust                Fidelity Union Street Trust
Fidelity Exchange Fund                   Fidelity Union Street Trust II
Fidelity Financial Trust                 Fidelity Yen Performance Portfolio, L.P.
Fidelity Fixed-Income Trust              Variable Insurance Products Fund
                                         Variable Insurance Products Fund II


plus any other investment company for which Fidelity Management & Research Company or an affiliate acts as investment adviser and for which the undersigned individual serves as Directors, Trustees, or General Partners (collectively, the "Funds"), hereby constitute and appoint Arthur J. Brown, Arthur C. Delibert, Stephanie A. Djinis, Robert C. Hacker, Thomas M. Leahey, Richard M. Phillips, and Dana L. Platt, each of them singly, our true and lawful attorneys-in-fact, with full power of substitution, and with full power to each of them, to sign for us and in our names in the appropriate capacities, all Registration Statements of the Funds on Form N-1A, Form N-8A or any successor thereto, any and all subsequent Amendments, Pre-Effective Amendments, or Post-Effective Amendments to said Registration Statements on Form N-1A or any successor thereto, any Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in our names and behalf in connection therewith as said attorneys-in-fact deems necessary or appropriate, to comply with the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, and all related requirements of the Securities and Exchange Commission. I hereby ratify and confirm all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof. This power of attorney is effective for all documents filed on or after January 1, 1997.
 WITNESS our hands on this nineteenth day of December, 1996.

/s/Edward C. Johnson 3d___________    /s/Peter S. Lynch________________

Edward C. Johnson 3d                  Peter S. Lynch




/s/J. Gary Burkhead_______________    /s/William O. McCoy______________

J. Gary Burkhead                      William O. McCoy


/s/Ralph F. Cox __________________   /s/Gerald C. McDonough___________

Ralph F. Cox                         Gerald C. McDonough


/s/Phyllis Burke Davis_____________   /s/Marvin L. Mann________________

Phyllis Burke Davis                   Marvin L. Mann


/s/E. Bradley Jones________________   /s/Thomas R. Williams ____________

E. Bradley Jones                      Thomas R. Williams


/s/Donald J. Kirk __________________

Donald J. Kirk